UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	200 Clarendon Street
27th Floor Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: March 31

Date of reporting period: March 31, 2012

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	March 31, 2012

Single Sector Fixed Income Funds
Emerging Markets Debt
High Yield
High Yield Floating Rate
Investment Grade Credit
Local Emerging Markets Debt
U.S. Mortgages

Goldman Sachs Single Sector Fixed Income Funds

■	EMERGING MARKETS DEBT

■	HIGH YIELD

■	HIGH YIELD FLOATING RATE

■	INVESTMENT GRADE CREDIT

■	LOCAL EMERGING MARKETS DEBT

■	U.S. MORTGAGES

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process	3

Market Review	4

Portfolio Management Discussion and Performance Summaries	7

Schedules of Investments	43

Financial Statements	98

Financial Highlights	106

Notes to Financial Statements	118

Report of Independent Registered Public Accounting Firm	146

Other Information	147

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ prospectus.

The Emerging Markets Debt Fund invests primarily in sovereign and corporate debt of issuers located in or tied economically to emerging countries. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund’s foreign and emerging market investments may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of currency fluctuations and adverse economic or political developments. The countries in which the Fund invests may have sovereign ratings that are below investment grade or are unrated. High yield, lower rated securities involve greater price volatility and present greater risks than higher rated fixed income securities. The securities markets of emerging countries have less government regulation and are subject to less extensive accounting and financial reporting requirements than the markets of more developed countries. Such securities are also subject to foreign custody risk. The Fund is also subject to the risk that the issuers of sovereign debt or the government authorities that control the payment of debt may be unable or unwilling to repay principal or interest when due. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. At times, the Fund may be unable to sell certain of its investments without a substantial drop in price, if at all. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The High Yield Fund invests primarily in high yield, fixed income securities that, at the time of purchase, are non-investment grade securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. High yield, lower rated securities involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund’s foreign and emerging market investments may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of currency fluctuations and adverse economic or political developments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. At times, the Fund may be unable to sell certain of its investments without a substantial drop in price, if at all.

The High Yield Floating Rate Fund invests primarily in domestic or foreign floating rate loans and other floating or variable rate obligations rated below investment grade. Indirect loan participations may subject the Fund to greater delays, expenses and risks than direct obligations in the case that a borrower fails to pay scheduled principal and interest. The Fund’s investments in loans and fixed income instruments are subject to the risks associated with debt instruments generally, including credit, liquidity and interest rate risk. The Fund’s foreign and emerging market investments may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of currency fluctuations and adverse economic or political developments. High yield, lower rated investments involve greater price volatility and present greater risks than higher rated investments. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. At times, the Fund may be unable to sell certain of its investments without a substantial drop in price, if at all. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

The Investment Grade Credit Fund invests primarily in investment grade fixed income securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund may invest in foreign and emerging markets securities, which may be more volatile and less liquid than its investment in U.S. securities and will be subject to the risks of currency fluctuations and adverse economic or political developments.

The Local Emerging Markets Debt Fund invests primarily in sovereign and corporate debt of issuers located in or tied economically to emerging countries, denominated in the local currency of such emerging countries, or in currencies of such emerging countries. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund’s foreign and emerging market investments may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of currency fluctuations and adverse economic or political developments. The securities markets of emerging countries have less government regulation and are subject to less extensive accounting and financial reporting requirements than the markets of more developed countries. Such securities are also subject to foreign custody risk. The Fund is also subject to the risk that the issuers of sovereign debt or the government authorities that control the payment of debt may be unable or unwilling to repay principal or interest when due. High yield, lower rated securities involve greater price volatility and present greater risks than higher rated fixed income securities. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. At times, the Fund may be unable to sell certain of its investments without a substantial drop in price, if at all. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The U.S. Mortgages Fund invests primarily in mortgage-backed securities (MBS) of U.S. issuers. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund’s investments in MBS are also subject to prepayment risk, the risk that in a declining interest rate environment the Fund’s underlying mortgages may be prepaid, causing the Fund to have to reinvest at lower interest rates. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

What Differentiates the Goldman Sachs Asset Management Fixed Income Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

■	Assess relative value among securities and sectors

■	Leverage the vast resources of GSAM in selecting securities for each portfolio

■	Team approach to decision making

■	Manage risk by avoiding significant sector and interest rate bets

Fixed Income portfolios that:

■ Include domestic and global investment options, income opportunities, and access to areas of specialization such as high yield
■ Capitalize on GSAM’s industry-renowned credit research capabilities
■ Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

MARKET REVIEW

Goldman Sachs Single Sector Fixed Income Funds

Market Review

Fixed income market performance during the 12 months ended March 31, 2012 (the “Reporting Period”) was dominated by volatility during the summer of 2011 as Europe’s sovereign debt crisis and concerns over the economic outlook and the U.S. debt ceiling drove investors into government bonds.

Indeed, safe haven demand contributed to a sharp decline in government bond yields and strong returns on U.S. Treasury securities. For example, the yield on the 10-year U.S. Treasury note ended the Reporting Period at 2.22%, down from 3.45% at the start of April 2011. As a result, the total return on the 10-year U.S. Treasury note was 14.97% for the Reporting Period. (Remember, there is usually an inverse relationship between bond prices and yield movements, so that bond prices rise when yields decline and vice versa.) Most of this rally can be attributed to the third quarter of 2011 when the 10-year U.S. Treasury note produced a total return of more than 12%, its highest quarterly total return since the fourth quarter of 2008, the months immediately following the Lehman Brothers bankruptcy.

Non-Treasury sectors, such as corporate bonds, were extremely volatile during the Reporting Period, as investor risk appetite fluctuated. From August 2011 through February 2012, monthly returns on investment grade corporate bonds relative to U.S. Treasury security returns were consistently among the worst — and best — in history. For instance, investment grade corporate bonds underperformed U.S. Treasury securities by 1.92% in September and then outperformed U.S. Treasury securities by 2.73% in October. Performance in the high yield corporate bond and emerging market debt sectors exhibited similar volatility.

Looking at the Reporting Period more closely, we note that investor demand for non-Treasury sectors was relatively strong at the start of the Reporting Period in April 2011, as the U.S. economy appeared poised for faster growth. However, risk appetite began to decline in May as rising oil prices cut into consumers’ disposable income and the natural and nuclear disasters in Japan created disruptions in global supply chains. Further, economic data released in May revealed that U.S. auto production had plunged more than 10% in April compared to March and that consumer spending in April had grown at its slowest rate in eight months.

Investors’ risk appetite continued to fluctuate significantly during the summer and autumn months as the sovereign debt turmoil in Europe spread to the financial sector, and policymakers in the U.S. and Europe took steps to address the risks to economic growth and the financial markets. In September, the U.S. Federal Reserve Board (“the Fed”) announced a new program dubbed “Operation Twist” to extend the maturity of its Treasury security holdings with the goal of lowering long-term interest rates and thereby spur spending and investment. In December, the European Central Bank (“ECB”) announced a new program that would provide three-year loans to financial institutions in an effort to ease financing challenges in the Eurozone.

The new policy measures from the Fed and ECB coincided with a fourth calendar quarter rebound in U.S. economic growth, as supply chain disruptions related to Japan faded and oil prices retreated from the highs seen earlier in 2011. As a result, investors became more optimistic about the outlook for the U.S. economy, leading to a rally in non-Treasury sectors of the fixed income market that would stretch from December 2011 through the end of the Reporting Period in March 2012. The rally was further supported by successful negotiations over Greece’s debt restructuring, which led to broad participation by private investors and eased market concerns about the risks of a disorderly debt restructuring.

MARKET REVIEW

While non-Treasury sectors finished the Reporting Period on a strong note, declines from earlier in the fiscal year generally caused corporate bonds to modestly underperform U.S. Treasury securities for the Reporting Period overall. More specifically, investment grade corporate bonds underperformed U.S. Treasury securities by 0.64% for the Reporting Period, despite outperforming U.S. Treasury securities by 3.78% in the first quarter of 2012. Still, other non-Treasury sectors, including commercial mortgage-backed securities and emerging market debt, outperformed U.S. Treasury securities for the Reporting Period. In our view, the relatively better performance in these sectors was largely driven by the fact that the commercial real estate sector and emerging markets had less direct exposure to the turmoil in Europe than the corporate sector, which, in turn, depends on comparatively stable financial markets to refinance maturing debt. (All returns are as measured by various Barclays indices.)

Looking Ahead

At the end of 2011, we had thought the risks to U.S. economic growth were tilted to the downside, primarily due to the effect that sovereign debt turmoil in Europe was having on U.S. financial conditions. However, U.S. financial conditions eased significantly during the first months of 2012, and thus at the end of the Reporting Period, we believed the risks to our above-consensus forecast of 2.5% growth in the U.S. economy for the calendar year 2012 were more balanced and perhaps even tilted to the upside.

The primary reason we were more optimistic about U.S. economic growth at the end of the Reporting Period than we were just a few months prior was that easier financial conditions had been accompanied by relatively steady improvement in economic data. Of course, the U.S. economy also appeared to have upward momentum in early 2011 only to falter as oil prices rose and confidence declined amid the sovereign debt situation in Europe and the U.S. debt ceiling debate. However, we think the U.S. was in a better position at the end of March 2012 than it was in early 2011. First, the decline in unemployment suggests to us that the U.S. economic recovery is on firmer footing. Second, we believe that the U.S. should be somewhat insulated from higher oil prices due to the drop in domestic natural gas prices. Third, we believe that the ECB’s willingness to be aggressive in preventing sovereign debt challenges from spilling over into the banking system should remove some of the contagion threat that worried financial markets in 2011.

Despite the positive supporting factors for the near term view, we remained at the end of the Reporting Period somewhat cautious on the U.S. outlook over the longer-term due mainly to the potential for rising interest rates and tighter fiscal policy. We believe rising interest rates could become a headwind for the U.S. if the economy continues to grow and inflation expectations begin to rise. While we see higher rates primarily as a longer-term risk, stronger economic growth data had already led to a rise in market-implied inflation expectations by the end of the Reporting Period, and interest rates had already risen from their lows. Similarly, we think fiscal policy is unlikely to derail growth or financial markets in the near term. U.S. fiscal policy could subtract more than 2.5 percentage points from economic growth in 2013. We believe policymakers will likely try to reduce the fiscal drag scheduled for next year but are unlikely to focus on this effort until after the presidential election in November. As a result, we do not expect major debates about fiscal policy in the near term, but we see the potential for difficult negotiations in December that could weigh on market confidence.

MARKET REVIEW

In our view, the longer-term outlook for the U.S. economy may depend on how much momentum the economy is able to sustain heading into 2013. If the U.S. is able to avoid another slowdown this year, we think the U.S. economy could get an additional boost in 2013 from the housing market, which appears to be close to a bottom. We also see some long-term upward potential in the so-called “manufacturing renaissance” in the U.S., which is being driven by a combination of cheap natural gas, declining U.S. wages, a less-strong U.S. dollar and the relatively flexible corporate and labor market structures in the U.S.

Considering our above-consensus outlook for U.S. economic growth and the apparent decrease in downside risks to our base case scenario, our bias is to position the Goldman Sachs Single Sector Fixed Income Funds, as applicable, for rising interest rates and further rallies in corporate bonds and non-agency mortgage securities. We think U.S. interest rates could rise even if economic growth slows, as signs of economic weakness would likely prompt another round of quantitative easing by the Fed that we believe would increase market concerns about future inflation. However, we intend to take a tactical approach in both our corporate credit and interest rate strategies in the months ahead given our view that Europe remains a risk that could flare up again at any time. In addition, as mentioned, U.S. interest rates have already increased from their lows, and corporate bond excess returns over U.S. Treasury securities year-to-date through March 2012 were among the highest on record. Our positive view on non-agency mortgage-backed securities is a longer-term view, as we believe non-agency mortgage securities were already priced, at the end of the Reporting Period, for significant default risk and the U.S. housing sector should be more insulated from Europe-related risks compared to the corporate sector. At the end of the Reporting Period, we were neutral on the U.S. dollar, preferring to position for stronger U.S. economic growth through exposure to the Mexican peso and Canadian dollar.

PORTFOLIO RESULTS

Goldman Sachs Emerging Markets Debt Fund

Investment Objective

The Fund seeks a high level of total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income Investment Management Team discusses the Goldman Sachs Emerging Markets Debt Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated average annual total returns, without sales charges, of 11.87%, 11.05%, 12.24% and 12.14%, respectively. These returns compare to the 10.91% average annual total return of the Fund’s benchmark, the J.P. Morgan EMBI Global Diversified Index (with dividends reinvested) (the “Index”), during the same time period.

Q	What economic and market factors most influenced emerging markets debt as a whole during the Reporting Period?

A	External emerging markets debt posted a solid positive return during the Reporting Period, with the Index gaining 10.91%. Sovereign spreads (that is, the difference in yields between external emerging markets debt and U.S. Treasuries) widened 53 basis points to close the Reporting Period 330 basis points wider than U.S. Treasury securities. (A basis point is 1/100th of a percentage point.) The top performing emerging external debt markets, as represented by the Index, were (in U.S. dollar terms1) Venezuela (+35.88%), Brazil (+15.26%) and the Philippines (+15.47%). Ukraine (-6.64%), Argentina (-7.51%) and Hungary (-4.03%) lagged.

Venezuela outperformed, as the country appeared to be approaching a crossroads. We believe the country’s fundamentals and the value of its debt could deteriorate if President Chavez is reelected and maintains the current policy framework, which in our view includes political instability and a lack of incentives for the private sector to invest. If a new president emerges, though the transition to a new government may be difficult, we think Venezuela’s spreads versus U.S. Treasury securities could narrow. Brazil gained on a solid fiscal surplus and an upgrade of its debt by Moody’s Investors Service to Baa2. Moody’s indicated that large financial reserves and fiscal discipline should help Brazil withstand potential contagion from Greece as well as any adverse effects from the rapid expansion of credit offered by the Brazilian central bank to domestic borrowers.

Argentina underperformed as falling agricultural commodities prices hit its soy export revenues and the country’s current account further deteriorated. During the Reporting Period, Moody’s changed its outlook on Argentina’s banking system from stable to negative, citing lackluster earnings, fragile depositor confidence and political and event risks. Hungary underperformed on concerns about bank deleveraging and fading prospects of an International Monetary Fund (“IMF”) bailout following passage of new central bank regulations. Hungary lost its investment grade status during the Reporting Period as Moody’s and Standard & Poor’s Ratings cut the country’s rating to Ba1 and BB+, respectively.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Country and issue selection in external hard currency denominated debt added the most to the Fund’s relative performance during the Reporting Period. Also enhancing relative returns was our active currency management through which the Fund invests in local currencies (accomplished through the use of forward foreign currency exchange contracts as well as bonds denominated in local currencies). In addition, country and issue selection of local currency denominated bonds, emerging market quasi-sovereign bonds and corporate bonds contributed positively.

[1]	All regional and market returns are in U.S. dollar terms (unless otherwise specified), are based on country-specific stock market indices and reflect the reinvestment of any dividends if applicable.

PORTFOLIO RESULTS

Q	Which segments of emerging markets debt most significantly affected Fund performance?

A	The Fund benefited from its overweighted exposure to Venezuelan external debt during the Reporting Period. Venezuela’s external debt market outperformed on improved risk sentiment and favorable market conditions following President Chavez’s announcement of his health problems. Also contributing positively was an overweighted position in Brazilian local bonds, which rallied after the central bank cut interest rates. A position in the South Korean won, accomplished through the use of forward foreign currency exchange contracts, was advantageous. Though the currency depreciated during the Reporting Period, the Fund benefited from its investment because it provided the Fund with exposure to South Korea’s higher interest rates.

Detracting from relative performance was the Fund’s overweighted position in Ukrainian external debt, which underperformed on worries that the sovereign debt crisis in European peripheral nations could negatively affect countries in central and eastern Europe. The Fund was also hampered by an underweighted exposure to Peruvian external debt. Peru’s external debt outperformed as the nation’s newly elected president remained friendly to the markets. An overweighted position in the Polish zloty, accomplished through the use of forward foreign currency exchange contracts and local currency denominated bonds, dampened returns, as the currency depreciated 8.6% during the Reporting Period.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund’s U.S. duration and yield curve positioning contributed positively to relative returns during the Reporting Period. The Fund particularly benefited from a long duration positioning during August 2011 when yields fell. Its short duration positioning in March 2012 also enhanced performance as yields increased.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund invested in U.S. Treasury futures, Eurodollar futures, forward foreign currency exchange contracts, interest rate swaps, total return swaps and credit linked notes. U.S. Treasury futures were used to manage U.S. interest rate duration. Eurodollar futures were used to express our views on the direction of interest rates and facilitate specific duration and yield curve strategies. Eurodollar futures are contracts which have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S. Forward foreign currency exchange contracts were used for hedging purposes or to express a positive view on a given currency. Interest rate swaps were used to express our views on the direction of a country’s interest rates. Total return swaps and credit linked notes were used in place of buying a local currency denominated bond when a particular market was otherwise inaccessible or as a more efficient means of gaining access to a local market.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we shifted the Fund from a slightly underweighted position in Russian external debt to a significantly overweighted allocation because we believed Russia’s fundamentals had become extremely attractive. The Fund was modestly overweight Venezuelan external debt at the beginning of the Reporting Period. As we grew more confident than the market that Venezuela’s leadership would change, we moved the Fund to a substantially overweighted position. We decreased the Fund’s overweighted exposure to Peruvian external debt. In our opinion, valuations were high, and we did not believe the market had factored in the possibility of a policy mistake by the Peruvian government.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had overweighted positions relative to the Index in Colombian, Russian and Venezuelan external debt and in Brazilian local bonds. It was underweight Brazilian, Polish, Lebanese, Turkish and Peruvian external debt relative to the Index.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we remained positive on emerging markets debt. Developing economies have grown more resilient to global financial shocks, in our view, thanks in part to reserve accumulation and improved external debt positions. We believe policy discipline has also played a role in that credible monetary policy has helped moderate inflation and fiscal consolidation has reduced public sector debt. The markets partially reflect these improvements already, but we believe growing recognition of emerging markets as a mature asset class should drive more strategic allocations and boost valuations going forward. That said, we believe developing Europe will underperform if the situation in the Eurozone deteriorates. Financial sector deleveraging is a key risk, as we believe Eurozone banks are likely to reduce credit lines and sell assets across the region.

FUND BASICS

Emerging Markets Debt Fund
as of March 31, 2012

PERFORMANCE REVIEW

		J.P. Morgan EMBI	30-Day	30-Day
April 1, 2011–	Fund Total Return	Global Diversified	Standardized	Standardized
March 31, 2012	(based on NAV)[1]	Index[2]	Subsidized Yield[3]	Unsubsidized Yield[3]

Class A	11.87%	10.91%	3.80%	3.71%
Class C	11.05	10.91	3.23	3.13
Institutional	12.24	10.91	4.32	4.21
Class IR	12.14	10.91	4.23	4.12

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The J.P. Morgan EMBI Global Diversified Index (with dividends reinvested) is an unmanaged index of debt instruments of 31 emerging countries. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect any applicable expense reductions.

STANDARDIZED TOTAL RETURNS[4]

For the period ended 3/31/12	One Year	Five Years	Since Inception	Inception Date

Class A	6.84%	7.24%	10.26%	8/29/03
Class C	10.00	7.45	7.97	9/29/06
Institutional	12.24	8.60	11.26	8/29/03
Class IR	12.14	N/A	8.99	7/30/10

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]

	Net Expense Ratio	Gross Expense Ratio
	(Current)	(Before Waivers)

Class A	1.22%	1.29%
Class C	1.97	2.04
Institutional	0.88	0.95
Class IR	0.97	1.04

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN COUNTRY ALLOCATION[6]

	Percentage of Net Assets

	as of 3/31/12	as of 3/31/11

Venezuela	8.5%	4.1%
Colombia	7.7	6.3
Mexico	7.6	5.1
Russia	7.5	4.8
Indonesia	7.2	5.6
Brazil	4.9	5.8
Philippines	4.6	3.8
Argentina	4.3	4.6
Turkey	3.8	5.1
South Africa	3.8	1.2

[6]	The percentage shown for each investment category reflects the value of investments in that country as a percentage of net assets. The table does not include repurchase agreements of 9.1% as of 3/31/12 and 14.8% as of 3/31/11. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Performance Summary
March 31, 2012

The following graph shows the value, as of March 31, 2012, of a $10,000 investment made on August 29, 2003 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the J.P. Morgan EMBI Global Diversified Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C and Class IR Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Emerging Markets Debt Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from August 29, 2003 through March 31, 2012.

Average Annual Total Return through March 31, 2012	One Year	Five Years	Since Inception
Class A (Commenced August 29, 2003)
Excluding sales charges	11.87%	8.24%	10.85%
Including sales charges	6.84%	7.24%	10.26%

Class C (Commenced September 29, 2006)
Excluding contingent deferred sales charges	11.05%	7.45%	7.97%
Including contingent deferred sales charges	10.00%	7.45%	7.97%

Institutional (Commenced August 29, 2003)	12.24%	8.60%	11.26%

Class IR (Commenced July 30, 2010)	12.14%	N/A	8.99%

PORTFOLIO RESULTS

Goldman Sachs High Yield Fund

Investment Objective

The Fund seeks a high level of current income and may also consider the potential for capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs High Yield Fixed Income Investment Management Team discusses the Goldman Sachs High Yield Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 4.53%, 3.62%, 3.76%, 4.89%, 4.22%, 4.79% and 4.28%, respectively. These returns compare to the 6.41% average annual total return of the Fund’s benchmark, the Barclays U.S. Corporate High Yield Bond Index, 2% Issuer Capped (the “Index”), during the same time period.

Q	What economic and market factors most influenced the high yield bond market as a whole during the Reporting Period?

A	The high yield bond market was volatile during the Reporting Period, driven by significant macro-economic and geopolitical developments. Strong corporate fundamentals were mostly overshadowed by the loss of the U.S.’s AAA credit rating, which was downgraded by Standard & Poor’s Ratings, and by fears of financial contagion in Europe. Much of the fear retreated in the final five months of the Reporting Period as the risk of an imminent European sovereign debt crisis receded and economic sentiment in the U.S. improved.

High yield corporate bonds underperformed U.S. stocks and outperformed 10-year U.S. Treasury securities during the Reporting Period. Spreads, or the difference in yields between high yield corporate and U.S. Treasury securities, widened by 112 basis points during the Reporting Period to 579 basis points on March 31, 2012, as investors demanded a consistently higher premium for volatility, illiquidity and uncertainty amid fears of a global economic slowdown. (A basis point is 1/100th of a percentage point.) Overall, yields on high yield corporate bonds trended slightly higher.

Supply was strong during the Reporting Period. In 2011, the high yield bond market experienced its second largest volume on record with $246 billion of new bonds coming to market, surpassed only by the calendar year 2010 during which $302 billion of new bonds were issued.1 Furthermore, during the first quarter of 2012, $108 billion of new bonds came to market.2 Many companies continued to refinance as they focused on cash management and sought to extend the maturity of their existing debt.

Although demand for high yield corporate bonds declined late in the summer of 2011 as investors fled riskier asset classes, investment flows began to pick up strongly as soon as fears in the market began to abate in the final five months of the Reporting Period. For the full calendar year 2011, high yield corporate bond mutual funds saw investment inflows of $15.6 billion, according to AMG/Lipper. During the first quarter of 2012 alone, investment inflows to high yield corporate bond mutual funds were $20.6 billion.3

During the Reporting Period, the high yield default rate remained low, on a historical basis. According to J.P. Morgan, there were 21 defaults, totaling $18.5 billion, during 2011. In the first quarter of 2012, 7 high yield issuers defaulted on their debt, affecting $3.5 billion in bonds.2 The 12-month par-weighted high yield bond default rate through March 31, 2012 was 2.02%, which was still well below the historical average of 4.2%.2

[1]	Source: J.P. Morgan as of December 31, 2011.

[2]	Source: J.P. Morgan as of March 31, 2012.

[3]	Source: Lipper/AMG Data as of March 31, 2012.

PORTFOLIO RESULTS

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Issue selection was most responsible for the Fund’s relative underperformance during the Reporting Period. The Fund’s modestly short duration position relative to the Index also hampered results. Other detractors included the Fund’s underweighted position in high quality credits and its overweighted allocation to euro-denominated bonds. Such detractors were offset slightly by the Fund’s underweighted positions in the utility, energy and transportation industries and its overweighted allocations to the gaming and packaging industries.

Q	Which segments within high yield most significantly affected Fund performance?

A	The Fund’s underweighted position in higher quality credits was a drag on relative results, as higher quality bonds outperformed lower quality bonds during the Reporting Period. An overweighted allocation to euro-denominated bonds also dampened returns, as U.S.-dollar denominated debt outperformed.

The Fund’s overweighted exposure to the cellular telecommunications industry detracted, as the sector underperformed during the Reporting Period, largely because of negative developments at several large companies. One of the Fund’s largest single detractors was wireless operator Sprint Nextel. Sprint Nextel’s high yield bonds sold off during the Reporting Period after the company announced it would have to raise a significant amount of capital to purchase a large number of iPhones to fulfill a commitment to Apple. The deal with Apple, though positive in strategic terms, seemed likely to elevate Sprint Nextel’s level of debt for at least a few years. The Fund’s returns were also hurt during the Reporting Period by an overweighted allocation to the high yield bonds of commercial services firms and an underweighted exposure to the high yield debt of building materials companies.

Slightly offsetting this underperformance were the Fund’s underweighted positions in the utilities, energy and cyclical sectors, including the transportation and paper industries. Overweighted allocations to the packaging and gaming industries also contributed positively. In addition, the Fund benefited from its lack of exposure to Energy Future Holdings, a Texas electric utility, and Petroplus, a European refiner of petroleum products. Overweighted positions in entertainment conglomerate MGM and global consumer products company Spectrum Brands were also advantageous.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Though our focus remains on bottom-up issue selection, we began during the Reporting Period to use duration and yield curve positioning as active management strategies within the Fund’s investment process. During the Reporting Period, the Fund’s slightly short duration bias compared to the Index detracted from relative performance as interest rates declined.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	To hedge against currency risk (that is, the risk that certain currencies might fluctuate in value), the Fund employed forward foreign currency exchange contracts during the Reporting Period. A specialized index of credit default swaps was used as a cost-efficient instrument to help manage the Fund’s cash position.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the summer of 2011, we scaled back the Fund’s risk exposure by rotating out of CCC-rated credits and into BB- rated bonds. As economic data improved and fears about Europe’s financial problems began to abate, we began to increase the Fund’s overweighted position in CCC-rated bonds. We maintained the Fund’s overweighted exposure to euro-denominated bonds, though we reduced that position significantly over the course of the Reporting Period. In addition, we reduced the Fund’s exposure to defensive sectors in favor of more cyclical sectors that might benefit from a stronger economy and a better labor market.

PORTFOLIO RESULTS

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight gaming and lodging, commercial services and capital goods relative the Index. It was underweight finance, energy, electric utilities and building materials versus the Index.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we were optimistic about the outlook for high yield corporate bonds. In our opinion, the high yield corporate bond market continued to offer ample compensation for potential losses, as companies generally have healthy profit margins, their level of debt is low and default rates are below their historic averages. For 2012, we project a default rate of between 2% and 3%. Though we anticipate slightly higher default rates for 2013 and 2014, we think they will remain at or below historic averages as a result of strong corporate earnings, healthy balance sheets and companies extending the maturity of their existing debt.

In the months ahead, we expect spreads to compress (that is, the difference in the yields of various high yield corporate bonds are likely to narrow) and as a result, we have a bias toward high yield corporate bonds that are more sensitive to changes in interest rates (that is, the Fund was underweight short spread duration credits at the end of the Reporting Period). In terms of positioning, we are inclined to favor bonds in the seven-year to eight-year part of the yield curve, or spectrum of maturities. We plan to maintain the Fund’s lower quality bias. At the end of the Reporting Period, we favored cyclical companies that could potentially benefit from improvements in the U.S. economy and labor markets. The Fund was generally underweight industries we considered negatively impacted by low natural gas prices.

FUND BASICS

High Yield Fund
as of March 31, 2012

PERFORMANCE REVIEW

		Barclays U.S.
		Corporate High	30-Day	30-Day
April 1, 2011–	Fund Total Return	Yield Bond Index	Standardized	Standardized
March 31, 2012	(based on NAV)[1]	2% Issuer Capped[2]	Subsidized Yield[3]	Unsubsidized Yield[3]

Class A	4.53%	6.41%	5.45%	5.45%
Class B	3.62	6.41	4.96	4.96
Class C	3.76	6.41	4.96	4.96
Institutional	4.89	6.41	6.06	6.06
Service	4.22	6.41	5.56	5.56
Class IR	4.79	6.41	5.97	5.97
Class R	4.28	6.41	5.47	5.47

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays U.S. Corporate High Yield Bond Index, 2% Issuer Capped, an unmanaged index, covers the universe of U.S. dollar denominated, non-convertible, fixed rate, non-investment grade debt. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect any applicable expense reductions.

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]

For the period ended 3/31/12	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-0.19%	4.59%	7.75%	6.20%	8/1/97
Class B	-1.55	4.36	7.58	6.10	8/1/97
Class C	2.73	4.79	7.46	5.78	8/15/97
Institutional	4.89	5.95	8.65	6.93	8/1/97
Service	4.22	5.38	8.08	6.38	8/1/97
Class IR	4.79	N/A	N/A	7.13	11/30/07
Class R	4.28	N/A	N/A	6.57	11/30/07

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class R and IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 60 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]

	Net Expense Ratio	Gross Expense Ratio
	(Current)	(Before Waivers)

Class A	1.05%	1.06%
Class B	1.80	1.81
Class C	1.80	1.81
Institutional	0.71	0.72
Service	1.21	1.22
Class IR	0.80	0.81
Class R	1.30	1.31

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

TOP TEN ISSUERS AS OF 3/31/12[6]

Company	% of Net Assets	Line of Business

Sprint Capital Corp.	2.9%	Telecommunications – Cellular
HCA, Inc.	2.5	Health Care – Services
MGM Resorts International	1.9	Gaming
Ford Motor Co.	1.9	Automotive
First Data Corp.	1.9	Technology – Software/Services
CIT Group, Inc.	1.8	Finance
Intelsat Jackson Holdings Ltd.	1.7	Telecommunications – Satellites
Reynolds Group Issuer, Inc.	1.5	Packaging
Ally Financial, Inc.	1.3	Finance
Caesars Entertainment Operating Co., Inc.	1.2	Gaming

[6]	The top 10 issuers may not be representative of the Fund’s future investments.

TOP TEN INDUSTRY ALLOCATION[7]

	Percentage of Net Assets

	as of 3/31/12	as of 3/31/11

Energy	10.0%	7.1%
Telecommunications	8.2	9.4
Health Care	8.1	7.5
Finance	6.9	7.9
Media	6.2	5.8
Utilities	6.0	4.6
Gaming	5.8	6.3
Technology	5.4	6.6
Packaging	3.4	3.4
Services Cyclical	2.9	3.9

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The above table does not include repurchase agreements of 7.1% as of 3/31/12 and 5.0% as of 3/31/11. The above table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS HIGH YIELD FUND

Performance Summary
March 31, 2012

The following graph shows the value, as of March 31, 2012, of a $10,000 investment made on April 1, 2002 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Barclays U.S. Corporate High Yield Bond Index, 2% Issuer Capped, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

High Yield Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from April 1, 2002 through March 31, 2012.

Average Annual Total Return through March 31, 2012	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced August 1, 1997)
Excluding sales charges	4.53%	5.57%	8.25%	6.53%
Including sales charges	-0.19%	4.59%	7.75%	6.20%

Class B (Commenced August 1, 1997)
Excluding contingent deferred sales charges	3.62%	4.78%	7.58%	6.10%
Including contingent deferred sales charges	-1.55%	4.36%	7.58%	6.10%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	3.76%	4.79%	7.46%	5.78%
Including contingent deferred sales charges	2.73%	4.79%	7.46%	5.78%

Institutional (Commenced August 1, 1997)	4.89%	5.95%	8.65%	6.93%

Service (Commenced August 1, 1997)	4.22%	5.38%	8.08%	6.38%

Class IR (Commenced November 30, 2007)	4.79%	N/A	N/A	7.13%

Class R (Commenced November 30, 2007)	4.28%	N/A	N/A	6.57%

PORTFOLIO RESULTS

Goldman Sachs High Yield Floating Rate Fund

Investment Objective

The Fund seeks a high level of current income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs High Yield Fixed Income Investment Management Team discusses the Goldman Sachs High Yield Floating Rate Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of 2.24%, 1.40%, 2.58%, 2.48% and 1.99%, respectively. These returns compare to the 2.53% average annual total return of the Fund’s benchmark, the Barclays Bank Loan Index/U.S. High-Yield Loan Index (the “Index”), during the same time period.

Q	What economic and market factors most influenced the high yield floating rate loan market as a whole during the Reporting Period?

A	During the Reporting Period, the high yield loan market was adversely affected by financial market volatility. Much of the volatility was the result of macroeconomic concerns in the developed markets, specifically the sovereign debt concerns in peripheral and southern Europe, which could have broader implications to the European and world financial system, and the fragility of the U.S. economic recovery and prospect of a “double-dip” recession. Concerns were heightened by a lack of cohesive and coordinated policy responses, giving investors little confidence about any near-term solutions. Investors responded to market volatility and uncertainty by targeting defensive names with attractive valuations and increasing the quality of their holdings. Toward the end of 2011, the high yield loan market staged a rebound and rallied through the first quarter of 2012. As the risk of an imminent European sovereign debt crisis receded and economic sentiment in the U.S. improved, risk appetite improved for most riskier asset classes.

Non-cyclical industries, including cable, telecommunications, consumer products and packaging, generally outperformed in 2011. In contrast, cyclical industries that struggled in 2011 generally led the rally during the first three months of 2012, including building materials, airlines and financials. The weakest market segment during the first calendar quarter rally was the utility sector, with many companies adversely affected by a decline in natural gas prices.

During most of the Reporting Period, as investors targeted more defensive names, BB-rated issues outperformed the Index. This trend reversed during the first quarter of 2012 as risk appetite increased and investors favored lower quality bonds. During the last three months of the Reporting Period, therefore, lower quality bank loans significantly outperformed higher quality bank loans.

Interbank offered rates, such as LIBOR and Euribor, remained relatively low during the Reporting Period as a result of central banks’ easy monetary policies. (LIBOR, or London interbank offered rates, are floating interest rates that are widely used as reference rates in bank, corporate and government lending agreements. Euribor, or the euro interbank offered rate, is a reference rate based on the averaged interest rates at which Eurozone banks lend to each other.) Furthermore, as policymakers expressed their intention to keep interest rates low for an extended period, investors had less reason to guard against rising rates, and the high yield loan funds experienced significant outflows during the Reporting Period. The impact of such outflows, however, was somewhat mitigated by repayments and the presence of institutional investors who entered the market because of its attractive valuations.

PORTFOLIO RESULTS

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund generated a positive absolute return but overall it modestly underperformed the Index after fees and expenses. The Fund’s bias toward higher quality securities aided its relative performance during the Reporting Period. Issue selection overall was also a plus.

Q	Which segments of the high yield floating rate loan market significantly affected Fund performance?

A	During the Reporting Period, the Fund benefited from its “up-in-quality” bias. The Fund was overweight higher quality BB-rated high yield bank loans, and it was significantly underweight non-rated bank loans and bank loans rated CCC or less. Higher quality loans historically outperform lower quality loans on a risk-adjusted basis during periods of high volatility and when default rates are low — as was the case during the Reporting Period. The Fund’s up-in-quality positioning was particularly advantageous when U.S. policymakers debated the raising of the nation’s debt ceiling, when concerns regarding Europe’s sovereign debt challenges heightened, and when macroeconomic uncertainty increased. These positive results were partially offset in the final months of the Reporting Period when concerns about macroeconomic headwinds diminished and higher risk assets outperformed. In addition, during the Reporting Period, the Fund benefited from overweighted positions in traditionally defensive market segments, including health care, pharmaceuticals and food and beverage.

The Fund’s exposure to certain liquid, riskier names detracted from its relative performance during 2011. Such holdings included The Chrysler Group, First Data Corporation and Univision. Many of these names declined during 2011 in response to heightened market volatility. This was offset somewhat by the Fund’s investments in Ford Motor Company, Dollar General and BJ’s Wholesale Club. The loan from Ford Motor, which the Fund purchased at a discount, was subsequently fully paid down by Ford Motor at par as part of its efforts to regain investment grade status. BJ’s Wholesale Club was a new issue, purchased by the Fund at what we considered to be an extremely attractive price on a risk-adjusted basis during a period of elevated market volatility.

In the first three months of 2012, the Fund’s holdings in First Data Corporation, Delta Airlines and Hospital Corporation of America added to relative returns. Detracting were positions in Oncure Holdings, which operates radiation oncology treatment centers, and in Arch Coal, a coal producer.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund does not use duration and yield curve positioning as active management strategies within its investment process.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	As we sought to increase the Fund’s total return, a specialized index of loan-only credit default swaps was used as a cost-efficient instrument to grant us versatility in the management of the Fund’s investment strategy.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	No significant changes were made to the Fund’s weightings during the Reporting Period. However, the Fund made some purchases and sales worthy of note. As mentioned earlier, the Fund bought a loan issued by retailer BJ’s Wholesale Club as part of a leveraged buyout by private equity firm Leonard Green & Partners. Also, the Fund bought a secure term loan issued by Intelsat Jackson Holdings (“Intelsat”), which operates the world’s largest fixed satellite services business. The purchase reflects our focus on quality and our emphasis on the securities of industry leaders that also have substantial collateral supporting the debt they issue. We believe that Intelsat has a strong market position and is likely to have a stream of recurring revenue from a multi-year contract backlog. During the Reporting Period, the Fund sold a loan issued by Gentiva. We believe the home health care provider faces reimbursement risks as well as potential covenant breaches under its loan credit agreement. The Fund also sold a loan issued by global materials company Trinseo because of our negative outlook for the near-term fundamentals in its end markets.

PORTFOLIO RESULTS

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight health care, chemicals, food and beverage, and metals and mining relative to the Index. It was underweight housing, utilities and finance compared to the Index.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we had a constructive outlook for high yield bank loans. We believe that at levels seen at the end of the Reporting Period, bank loan spreads, or the difference in their yields, offer attractive compensation for market volatility, illiquidity and uncertainty. Looking ahead, we believe that the key risks to our view are macroeconomic and include but are not limited to a slowdown in the U.S. economic recovery, a resurgence in concern about Europe’s sovereign debt crisis, a European bank failure and a significant spike in energy prices. At the end of the Reporting Period, companies generally had healthy margins, low levels of debt and default rates below their historic averages. For 2012, we project a default rate of between 2% and 3%. Though we anticipate slightly higher default rates for 2013 and 2014 of between 3% and 4%, in our opinion, they will not be near their 2009 peak of between 10% and 12%. We believe default rates are likely to remain at or below the 25-year historic average, as reported by J.P. Morgan, of 4.2% as a result of strong corporate earnings, healthy balance sheets and companies extending the maturity of their existing debt.

At the end of the Reporting Period, we believed the high yield loan market had the potential for dollar price appreciation and attractive current income. We viewed valuations at the upper end of the non-investment grade credit spectrum (that is, BB- rated and B-rated high yield bank loans) as most attractive. We believe our higher quality orientation may help the Fund weather adverse market conditions.

FUND BASICS

High Yield Floating Rate Fund
as of March 31, 2012

PERFORMANCE REVIEW

		Barclays Bank
		Loan Index/	30-Day	30-Day
April 1, 2011–	Fund Total Return	U.S. High-Yield	Standardized	Standardized
March 31, 2012	(based on NAV)[1]	Loan Index[2]	Subsidized Yield[3]	Unsubsidized Yield[3]

Class A	2.24%	2.53%	3.65%	3.61%
Class C	1.40	2.53	2.98	2.93
Institutional	2.58	2.53	4.08	4.04
Class IR	2.48	2.53	3.99	3.95
Class R	1.99	2.53	3.46	3.42

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays Bank Loan Index/U.S. High-Yield Loan Index provides broad and comprehensive total return metrics of the universe of syndicated term loans. To be included in the index, a bank loan must be dollar denominated, have at least $150 million, a minimum term of one year, and a minimum initial spread of LIBOR+125. It is not possible to invest directly in an index.

[3]	The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect any applicable expense reductions.

STANDARDIZED TOTAL RETURNS[4]

For the period ended 3/31/12	One Year	Since Inception	Inception Date

Class A	-0.05%	-0.05%	3/31/11
Class C	0.39	1.39	3/31/11
Institutional	2.58	2.58	3/31/11
Class IR	2.48	2.47	3/31/11
Class R	1.99	1.99	3/31/11

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 2.25% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]

	Net Expense Ratio	Gross Expense Ratio
	(Current)	(Before Waivers)

Class A	1.08%	1.10%
Class C	1.83	1.85
Institutional	0.74	0.76
Class IR	0.83	0.85
Class R	1.33	1.35

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN INDUSTRY ALLOCATION[6]

	Percentage of Net Assets

	as of 3/31/12	as of 3/31/11

Retailers	7.1%	1.1%
Health Care	6.7	0.0
Food & Beverages	5.6	1.3
Wireless Telecommunications	5.5	1.7
Services Cyclical – Business Services	5.1	0.0
Media – Broadcasting & Radio	4.6	0.0
Automotive – Parts	4.0	0.0
Health Care – Services	3.9	1.7
Technology – Software/Services	3.6	1.6
Consumer Products – Household & Leisure	3.6	0.0

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The above table does not include repurchase agreements of 10.1% as of 3/31/12. Please note, the Fund commenced operations on 3/31/11 and thus was not fully invested on that day. The above table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Performance Summary
March 31, 2012

The following graph shows the value, as of March 31, 2012, of a $10,000 investment made on March 31, 2011 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Barclays Bank Loan Index/U.S. High-Yield Loan Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

High Yield Floating Rate Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from March 31, 2011 through March 31, 2012.

Average Annual Total Return through March 31, 2012	One Year	Since Inception
Class A (Commenced March 31, 2011)
Excluding sales charges	2.24%	2.23%
Including sales charges	-0.05%	-0.05%

Class C (Commenced March 31, 2011)
Excluding contingent deferred sales charges	1.40%	1.39%
Including contingent deferred sales charges	0.39%	1.39%

Institutional (Commenced March 31, 2011)	2.58%	2.58%

Class IR (Commenced March 31, 2011)	2.48%	2.47%

Class R (Commenced March 31, 2011)	1.99%	1.99%

PORTFOLIO RESULTS

Goldman Sachs Investment Grade Credit Fund

Investment Objective

The Fund seeks a high level of total return consisting of capital appreciation and income that exceeds the return of the Barclays U.S. Credit Index.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Investment Grade Credit Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Institutional and Separate Account Institutional Shares generated average annual total returns, without sales charges, of 9.34%, 9.71% and 9.71%, respectively. These returns compare to the 9.55% average annual total return of the Fund’s benchmark, the Barclays U.S. Credit Index (the “Index”), during the same time period.

During the period from inception on July 29, 2011 to March 31, 2012, the Fund’s Class IR Shares generated a cumulative total return of 4.26%. This compares to the 4.40% cumulative total return of the Index during the same time period.

Q	What economic and market factors most influenced the investment grade credit market as a whole during the Reporting Period?

A	During the first half of the Reporting Period, investment grade corporate bonds sold off, largely because of ongoing concerns about Greece’s sovereign debt crisis and the potential of contagion to the rest of Europe as well as the financial sector. Indeed, the third quarter of 2011 was the most challenging three months for investment grade corporate bonds since the 2008-2009 credit crisis. In addition to European financial crisis worries, risk aversion stemmed from uncertainty over the U.S. debt ceiling, which led to the loss of the country’s AAA credit rating from Standard & Poor’s Ratings, and concerns regarding a continued slowdown in global economic growth.

Liquidity within the investment grade credit market was tight, particularly at the height of the summer holiday season in August. European investment grade credit bore the brunt of the selling, and financials came under particular pressure. European banks performed poorly after the release in July of stress test results that were not perceived as particularly meaningful. Thereafter, Bank of America was hit by litigation related to mortgage servicing, raising doubts about the bank’s level of liquidity and financial stability. During the Reporting Period, rating agencies underscored their concerns about the financial sector. Moody’s Investors Service made one-notch cuts to its ratings of Credit Agricole and Société Générale. It then downgraded Bank of America, Citigroup and Wells Fargo, with Bank of America receiving a larger than expected two-notch downgrade. On the regulatory front, the U.K. continued to discuss the so-called “ring-fencing” process (that is, placing legal barriers between “good” banks and “bad” banks in the U.K.).

Conversely, investment grade credit overall performed well during the second half of the Reporting Period, reversing some of its third quarter 2011 losses, as the trend of surprisingly strong U.S. economic data continued. In addition, investor sentiment about Europe improved, particularly in December, after the European Central Bank announced a new program to provide three-year loans to financial institutions through which European banks withdrew €489 billion. The action resulted in a relief rally for the financial sector, which had struggled following the news in November of credit rating downgrades by Standard & Poor’s Ratings on Bank of America, Citigroup, Wells Fargo and Morgan Stanley. Though the actions had been widely anticipated, the markets were caught off-guard by the scale of the downgrades.

PORTFOLIO RESULTS

New issuance of investment grade corporate bonds increased during the Reporting Period. In 2011 (latest data available), $748 billion of new bonds were issued, up 5% from 2010, according to J.P. Morgan.

Investment grade credit spreads, or the difference in yields between corporate bonds and duration-equivalent U.S. Treasury securities, widened by 41 basis points during the Reporting Period to 1.80%. The spreads on financial corporate bonds widened even more, increasing by 79 basis points to end the Reporting Period at 2.45%. (A basis point is 1/100th of a percentage point.)

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Issue selection among investment grade corporate bonds was most responsible for the Fund’s relative performance during the Reporting Period. The combined effect of the Fund’s duration and yield curve positioning detracted from results. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector. The Fund’s cross-sector strategy had a relatively neutral impact on relative performance during the Reporting Period. In our cross-sector strategy, we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark.

Q	Which segments of investment grade credit most significantly affected Fund performance?

A	Our individual issue selection of investment grade corporate bonds contributed to relative returns. Specifically, the Fund benefited from its select investments in the bonds of industrials companies. Issue selection among investment grade corporate bonds in the industrials and financials sector also enhanced results. During the Reporting Period, the Fund benefited from its investments in bonds that experienced credit-quality improvement. Also advantageous was its bias toward issues at the lower end of the investment grade ratings spectrum given that lower quality credits performed well, especially in the final few months of the Reporting Period. In addition, our preference for U.S. investment grade corporate bonds over European investment grade corporate bonds added to relative performance. Detracting from relative returns was our issue selection among government agency securities.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund’s U.S. duration and yield curve positioning detracted overall from its relative performance during the Reporting Period. As yields declined, the Fund was hampered by its substantially short duration position relative to the Index in June and its more modestly short duration position compared to the Index in December. Ten-year U.S. government yields fell from 3.45% at the beginning of the Reporting Period to 2.22% at the end of the Reporting Period. Yields of 30-year U.S. government bonds started the Reporting Period at 4.51% and ended the Reporting Period at 3.35%.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	As market conditions warranted during the Reporting Period, the Fund used Treasury financial futures contracts to hedge interest rate exposure and facilitate specific duration and yield curve strategies; interest rate swaps and swaptions (options on interest rate swaps) to hedge interest rate exposure and express an outright term structure view (term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds); credit default swaps to implement specific credit-related investment strategies and hedge corporate spread duration (the price sensitivity of a corporate bond to a 100 basis point change in its spread over LIBOR, or London interbank offered rates (i.e. floating interest rates widely used as reference rates in bank, corporate and government lending agreements)); and forward foreign currency exchange contracts to hedge currency exposure.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we eliminated the Fund’s exposure to taxable municipal securities. We slightly increased the Fund’s exposure to emerging markets debt. Otherwise, there were no notable changes in the Fund’s weightings during the Reporting Period.

PORTFOLIO RESULTS

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight real estate investment trusts (“REITs”), energy, natural gas utilities and banking compared to the Index. Relative to the Index, the Fund was underweight consumer cyclical, capital goods, electric utilities, technology and transportation corporate bonds.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we believed credit spreads, or the differential in yields between investment grade corporate bonds and duration-equivalent U.S. Treasury securities, were generally wider than we might have expected given low default expectations, improved economic growth and both the performance and volatility of the equity markets. In our view, credit fundamentals were strong and improving in many sectors. Indeed, because companies are generally carrying a relatively lower than average amount of debt and cash balances are healthy, we expect an increase in mergers and acquisition activity and share buy-backs in the coming months. We have a particularly favorable view of the financial industry. We continue to prefer U.S. banks over European banks, given the potential of contagion effects and the risk of a further slowdown in global economic growth. Although regulatory risk remains a concern, we believe changes to the regulatory framework — including the Dodd-Frank legislation in the U.S. and Basel III globally — will be beneficial for financial companies in the long run. (Basel III is a global regulatory standard relating to banks’ capital adequacy and liquidity.) We have an unfavorable view of consumer-oriented sectors. At the same time, we favor bonds lower in the capital structure because we think defensive bonds offer limited return potential.

FUND BASICS

Investment Grade Credit Fund
as of March 31, 2012

PERFORMANCE REVIEW

			30-Day	30-Day
April 1, 2011–	Fund Total Return	Barclays U.S.	Standardized	Standardized
March 31, 2012	(based on NAV)[1]	Credit Index[2]	Subsidized Yield[3]	Unsubsidized Yield[3]

Class A	9.34%	9.55%	2.86%	2.74%
Institutional	9.71	9.55	3.31	3.19
Separate Account Institutional	9.71	9.55	3.31	3.19

July 29, 2011–
March 31, 2012

Class IR	4.26%	4.40%	3.22%	3.10%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays U.S. Credit Index is an unmanaged index which is unbundled into pure corporates (industrial, utility, and finance, including both U.S. and non-U.S. corporations) and non-corporates (sovereign, supranational, foreign agencies, and foreign local governments). The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect any applicable expense reductions.

STANDARDIZED TOTAL RETURNS[4]

For the period ended 3/31/12	One Year	Five Years	Since Inception	Inception Date

Class A	5.26%	4.29%	4.29%	11/3/03
Institutional	9.71	5.43	5.16	11/3/03
Separate Account Institutional	9.71	5.48	5.20	11/3/03
Class IR	N/A	N/A	4.26	7/29/11

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if performance is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares. Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average annual total return figures shown. Because Institutional, Separate Account Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]

	Net Expense Ratio	Gross Expense Ratio
	(Current)	(Before Waivers)

Class A	0.71%	0.84%
Institutional	0.37	0.50
Separate Account Institutional	0.37	0.50
Class IR	0.46	0.59

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

SECTOR ALLOCATIONS[6]

Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Agency Debentures” include agency securities offered by companies such as the Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”), which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate similar to any other publicly traded company.

FUND BASICS

TOP TEN INDUSTRY ALLOCATION[8]

	Percentage of Net Assets

	as of 3/31/12	as of 3/31/11

Banks	19.9%	27.9%
Energy	10.1	7.5
Food & Beverage	6.8	3.5
Real Estate Investment Trusts	6.1	6.1
Media	4.7	2.1
Health Care	4.3	3.9
Pipelines	4.1	4.4
Wirelines and Wireless Telecommunications	4.0	3.4
Insurance	3.8	4.8
Electric	3.3	3.9

[8]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The table does not include repurchase agreements of 6.9% as of 3/31/12 and 6.0% as of 3/31/11. The above table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Performance Summary
March 31, 2012

The following graph shows the value, as of March 31, 2012, of a $10,000 investment made on November 3, 2003 (commencement of operations) in Separate Account Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Barclays U.S. Credit Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects fee waivers and/or expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Institutional and Class IR Shares will vary from Separate Account Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Investment Grade Credit Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 3, 2003 through March 31, 2012.

Average Annual Total Return through March 31, 2012	One Year	Five Years	Since Inception
Class A (Commenced November 3, 2003)
Excluding sales charges	9.34%	5.10%	4.76%
Including sales charges	5.26%	4.29%	4.29%

Institutional (Commenced November 3, 2003)	9.71%	5.43%	5.16%

Separate Account Institutional (Commenced November 3, 2003)	9.71%	5.48%	5.20%

Class IR (Commenced July 29, 2011)	N/A	N/A	4.26%	*

*	Total return for periods of less than one year represents cumulative total return.

PORTFOLIO RESULTS

Goldman Sachs Local Emerging
Markets Debt Fund

Investment Objective

The Fund seeks a high level of total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income Investment Management Team discusses the Goldman Sachs Local Emerging Markets Debt Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated average annual total returns, without sales charges, of 2.71%, 1.96%, 3.06% and 2.97%, respectively. These returns compare to the 3.43% average annual total return of the Fund’s benchmark, the J.P. Morgan Government Bond Index — Emerging Markets Global Diversified Index (with dividends reinvested) (the “Index”), during the same time period.

Q	What economic and market factors most influenced local emerging markets debt as a whole during the Reporting Period?

A	Local emerging markets debt posted a modest gain during the Reporting Period, with the Index returning 3.43%. Changes in local interest rates drove Index performance, with currency depreciation offsetting some of the gains. The U.S. Dollar Index, a measure of the value of the U.S. dollar against a basket of international currencies, appreciated 4.15%, while emerging market currencies as represented by the J.P. Morgan Emerging Local Markets Plus (ELMI+) Index, returned -2.89%. Among countries, the top performers during the Reporting Period (in U.S. dollar terms1) were Indonesia (+19.42%) and Colombia (+17.90%). Hungary (-14.70%) and Turkey (-5.49%) lagged.

Indonesian debt outperformed as inflation eased. In addition, and as expected by market participants, the Bank of Indonesia left its policy interest rate unchanged. Fitch Ratings raised the country’s local debt rating to BBB-, which is investment grade. Hungary underperformed on concerns about bank deleveraging and fading prospects of an International Monetary Fund (“IMF”) bailout following passage of new central bank regulations. Hungary lost its investment grade status during the Reporting Period as Moody’s Investors Service and Standard & Poor’s Ratings cut the country’s rating to Ba1 and BB+, respectively.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s relative underperformance was due to the mixed results of our active currency management, through which the Fund invests in local currencies (accomplished through the use of forward foreign currency exchange contracts and bonds denominated in local currencies). Contributing modestly was country and issue selection among local currency denominated bonds and external hard currency denominated debt.

Q	Which segments of local emerging markets debt most significantly affected Fund performance?

A	The Fund’s underweighted position in Indonesian local debt detracted from relative performance, as Indonesia’s bond market rallied. An overweighted position in the Polish zloty, accomplished through the use of forward foreign currency exchange contracts and local currency denominated bonds, also dampened returns, as the currency depreciated 8.6% during the Reporting Period. The Fund’s overweighted exposure to the Mexican peso, accomplished through the use of forward foreign currency exchange contracts and local currency denominated bonds, detracted from relative results as well. The Mexican peso depreciated 7.1% during the Reporting Period.

[1]	All regional and market returns are in U.S. dollar terms (unless otherwise specified), are based on country-specific stock market indices and reflect the reinvestment of any dividends if applicable.

PORTFOLIO RESULTS

On the positive side, the Fund benefited from an overweighted position in Brazilian local bonds, which rallied after Brazil’s central bank cut interest rates. Positions in the South Korean won and Malaysian ringgit, accomplished through the use of forward foreign currency exchange contracts, were advantageous. Though the currencies depreciated during the Reporting Period, the Fund benefited from its investments because they provided exposure to South Korea’s and Malaysia’s higher interest rates.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund does not use duration and yield curve positioning as active management strategies within its investment process.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund invested in forward foreign currency exchange contracts, U.S. Treasury futures, Eurodollar futures, interest rate swaps, credit default swaps, total return swaps and credit linked notes. Forward foreign currency exchange contracts were used for hedging purposes or to express a positive view on a given currency. U.S. Treasury futures were used to manage U.S. interest rate duration. Eurodollar futures were used to express our views on the direction of interest rates and facilitate specific duration and yield curve strategies. Eurodollar futures are contracts which have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S. Interest rate swaps were used to express our views on the direction of a country’s interest rates. Credit default swaps were used to implement specific credit-related investment strategies. Total return swaps and credit linked notes were used in place of buying a local currency denominated bond when a particular market was otherwise inaccessible or as a more efficient means of gaining access to a local market.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we shifted the Fund from an underweighted allocation to Turkish local debt to a neutral position relative to the Index, focusing primarily on shorter maturity issues. Because we believed Mexico’s central bank might cut interest rates, we shifted the Fund from an underweighted position in Mexican local debt to an overweighted position. We moved the Fund from a neutral allocation in Polish local bonds to an underweighted allocation relative to the Index, as we believed Poland’s central bank was unlikely to reduce interest rates. The Fund began the Reporting Period with an overweighted position in the South Korean won. However, we reduced the position at a profit, adopting a neutral position relative to the Index, as we sought to reduce the Fund’s risk in the face of softening global economic growth.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had overweighted positions relative to the Index in Brazilian, South African and Mexican local bonds. It was also overweight compared to the Index in Venezuelan external U.S. denominated debt. The Fund held underweighted positions in Polish, Taiwanese and Indonesian local debt relative to the Index at the end of the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we favored Brazilian inflation-linked bonds because Brazil’s real interest rates (that is, the rate of interest investors can expect to receive after inflation) were high compared to those of other emerging markets countries and also because of what we considered to be the country’s strong economic fundamentals. We had a preference for South African local bonds due mainly to the country’s output gap and the possibility that subdued inflation could lead to a decline in its interest rates. In currencies, we focused on countries with comparatively strong balance sheets. We favored Asian currencies, in particular the Chinese yuan, Malaysian ringgit and South Korean won, as we believe most Asian countries are likely to slow their accumulation of foreign reserves and allow their currencies to strengthen. In contrast, we have a negative outlook for central and eastern European economies, which are highly exposed to the Eurozone’s sovereign debt problems. In these regions, financial sector deleveraging is a key risk, as we believe that Eurozone banks are likely to cut credit lines and sell assets across developing Europe.

FUND BASICS

Local Emerging Markets Debt Fund
as of March 31, 2012

PERFORMANCE REVIEW

		J.P. Morgan	30-Day	30-Day
April 1, 2011–	Fund Total Return	GBI-EM Global	Standardized	Standardized
March 31, 2012	(based on NAV)[1]	Diversified Index[2]	Subsidized Yield[3]	Unsubsidized Yield[3]

Class A	2.71%	3.43%	5.12%	4.94%
Class C	1.96	3.43	4.61	4.42
Institutional	3.06	3.43	5.71	5.52
Class IR	2.97	3.43	5.62	5.42

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The J.P. Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified Index is an unmanaged index of debt instruments of 14 Emerging Countries. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect any applicable expense reductions.

STANDARDIZED TOTAL RETURNS[4]

For the period ended 3/31/12	One Year	Since Inception	Inception Date

Class A	-1.87%	3.17%	2/15/08
Class C	0.94	3.60	2/15/08
Institutional	3.06	4.68	2/15/08
Class IR	2.97	6.63	7/30/10

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]

	Net Expense Ratio	Gross Expense Ratio
	(Current)	(Before Waivers)

Class A	1.25%	1.43%
Class C	2.00	2.18
Institutional	0.91	1.09
Class IR	1.00	1.18

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN COUNTRY ALLOCATION[6]

	Percentage of Net Assets

	as of 3/31/12	as of 3/31/11

Turkey	12.7%	3.7%
Mexico	11.2	5.3
Brazil	9.6	7.4
Russia	9.1	1.1
Indonesia	7.8	6.0
Thailand	7.5	10.1
South Africa	7.0	8.6
Malaysia	6.4	8.8
Colombia	4.7	2.4
Poland	2.7	4.0

[6]	The percentage shown for each investment category reflects the value of investments in that country as a percentage of net assets. The table does not include repurchase agreements of 8.9% as of 3/31/12 and 25.7% as of 3/31/11. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Performance Summary
March 31, 2012

The following graph shows the value, as of March 31, 2012, of a $10,000 investment made on February 15, 2008 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the J.P. Morgan GBI-EM Global Diversified Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects fee waivers and/or expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C and Class IR Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Local Emerging Markets Debt Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from February 15, 2008 through March 31, 2012.

Average Annual Total Return through March 31, 2012	One Year	Since Inception
Class A (Commenced February 15, 2008)
Excluding sales charges	2.71%	4.33%
Including sales charges	-1.87%	3.17%

Class C (Commenced February 15, 2008)
Excluding contingent deferred sales charges	1.96%	3.60%
Including contingent deferred sales charges	0.94%	3.60%

Institutional (Commenced February 15, 2008)	3.06%	4.68%

Class IR (Commenced July 30, 2010)	2.97%	6.63%

PORTFOLIO RESULTS

Goldman Sachs U.S. Mortgages Fund

Investment Objective

The Fund seeks a high level of total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs U.S. Mortgages Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Institutional and Separate Account Institutional Shares generated average annual total returns, without sales charges, of 5.82%, 6.28% and 6.18%, respectively. These returns compare to the 6.26% average annual total return of the Fund’s benchmark, the Barclays U.S. Securitized Bond Index (with dividends reinvested) (the “Index”), during the same time period.

During the period from inception on July 29, 2011 to March 31, 2012, the Fund’s Class IR Shares generated a cumulative total return of 3.20%. This compares to the 3.00% cumulative total return of the Index during the same time period.

Q	What economic and market factors most influenced the U.S. mortgage markets as a whole during the Reporting Period?

A	During the first half of the Reporting Period, U.S. mortgage- backed securities lagged the rally in U.S. Treasury securities amid increased market volatility and concern that falling interest rates would lead to faster prepayments. (Prepayment means paying off a debt partially or entirely before the loan term expires.) Prepayment is a risk for investors who hold mortgage-backed securities because it can deprive them of interest payments they might otherwise have received. The lower interest rate environment during the Reporting Period spurred economic incentives for eligible borrowers to refinance. Moreover, expectations of further homeowner relief efforts added to prepayment volatility, as government organizations hinted at modifications to existing refinancing programs to help reduce mortgage costs for those eligible borrowers. After the end of the third quarter of 2011, following the Federal Reserve Board’s (the “Fed”) decision to reinvest paydowns from its mortgage-backed securities and agency debt holdings back into the mortgage-backed securities market, agency mortgage-backed securities rallied.

During the second half of the Reporting Period overall, mortgage-backed securities generally outperformed comparable duration U.S. Treasury securities. Key pressures persisted, however, as markets anticipated a pickup in refinancing given historically low mortgage rates and government efforts to help more homeowners. The main market-moving development was the Federal Housing Finance Agency’s (“FHFA”) announcement of revisions to the Home Affordability Refinance Program (“HARP”) to reach more homeowners who are struggling to make their payments. As a result, the higher coupon segment of the sector sold off, contributing to volatility in the sector. HARP is made available to homeowners who have a good and solid payment history on an existing mortgage owned by the Federal National Mortgage Association and Federal Home Loan Mortgage Corp. Under this program, a homeowner who is regular on mortgage payments, but unable to refinance to a lower interest rate because of a decrease in home value, would be eligible to refinance their loan to take advantage of today’s lower mortgage rates.

The U.S. economy had continued to improve, although concerns remained about the strength and sustainability of labor market gains. As the Fed upgraded its assessment of the economic outlook, market participants scaled back their expectations for additional quantitative easing, especially during the first half of 2012, pushing spreads (or the difference in yields) wider. However, the strong performance of mortgage-backed securities continued through the end of the Reporting Period, driven by increased risk appetite and robust demand. Indeed, demand from commercial banks and real estate investment trusts (“REITs”) remained a key market support.

PORTFOLIO RESULTS

Refinancing risk continued to grow, partly as a result of historically low mortgage interest rates, which have been anchored both by the Fed’s commitment to low interest rates over the longer term and by its balance sheet purchases of mortgage-backed securities. Refinancing also accelerated as a result of efforts by the U.S. Administration to help homeowners and stimulate the economy. On March 6, President Obama announced a proposal to reduce insurance premiums charged for refinancing Federal Housing Administration loans that were originated prior to June 1, 2009.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s yield curve and duration strategy detracted the most from relative returns during the Reporting Period. Yield curve indicates the spectrum of maturities within a particular sector. Duration is a measure of the Fund’s sensitivity to changes in interest rates. The Fund’s cross-sector strategy also hampered relative performance. In our cross-sector strategy, we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. These results were partially offset by the positive contribution of our bottom-up individual issue selection within the agency mortgage-backed securities sector.

Q	Which segments of the U.S. mortgage-backed securities sector most significantly affected Fund performance?

A	During the Reporting Period, the Fund’s cross-sector positioning detracted from relative results. Specifically, the Fund’s exposure during the first half of the Reporting Period to non-agency mortgage-backed securities dampened performance, as this sector underperformed in response to weaker than expected U.S. economic growth and continued uncertainty about the European sovereign debt crisis. The Fund recouped some of these losses during the first quarter of 2012 amid the recovery in riskier asset classes. In addition, the Fund’s overweighted position in commercial mortgage-backed securities (“CMBS”) detracted during August 2011, a period of market stress driven by the downgrade of U.S. government debt.

Individual issue selection within the agency mortgage-backed securities sector contributed positively, particularly our bias toward lower coupon securities. During the first quarter of 2012, and as mentioned earlier, the markets re-priced the risk inherent in higher coupon mortgages, reflecting the potential impact of changes to HARP.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund’s duration and yield curve positioning strategy detracted from relative results during the Reporting Period. In particular, the Fund’s short duration bias relative to the Index early in the Reporting Period hampered relative performance as 10-year U.S. Treasury security yields fell in response to slowing economic growth and increased global risks. During the third quarter of 2011, we shifted the Fund to a long duration position compared to the Index, following the Fed’s commitment to maintain an accommodative monetary policy. During the first quarter of 2012, as the U.S. economic growth outlook appeared brighter, we moved the Fund back to a short duration position relative to the Index.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used U.S. Treasury futures to hedge interest rate exposure and to facilitate specific duration and yield curve strategies. Interest rate swaps were used to hedge interest rate exposure and express an outright term structure view. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to the maturity and the time to maturity for pure discount bonds.)

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	We shifted the Fund from a shorter duration bias to a longer duration bias relative to the Index during the third quarter of 2011 after the Fed announced its intention to keep interest rates low and because we expected U.S. economic growth to remain subdued. As the outlook for U.S. economic growth brightened, we moved the Fund to a shorter duration position relative to the Index with a yield curve steepening bias. (A steepening yield curve is one in which long-term yields move increasingly higher than short-term yields.) After the Fed said it would reinvest the proceeds of mortgage paydowns into mortgage-backed securities, we adopted an overweighted position in mortgage-backed securities. We shifted the Fund to an underweighted exposure to mortgage-backed securities following that sector’s strong performance in January 2012. During the Reporting Period, we reduced the Fund’s allocation to cash and cash equivalents. Though

PORTFOLIO RESULTS

the Fund still had a sizeable cash balance at the end of the Reporting Period, a relatively high allocation to cash-like instruments is part of its investment process. The Fund maintains a position in short-term investments, including cash, repurchase agreements, and short-term Treasury bills, to settle transactions with TBAs, which are derivatives used in purchasing future issuance of agency mortgage-backed securities.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in agency collateralized mortgage obligations, non-agency mortgage-backed securities, asset- backed securities and CMBS. It was underweight relative to the Index in agency mortgage-backed securities.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we planned on maintaining the Fund’s underweighted position in agency mortgage-backed securities in the months ahead, as we believed valuations were still expensive given heightened prepayment risks. We had an unfavorable outlook on premium pass-through mortgage securities, as we believe prepayments will accelerate in these higher coupon securities once the latest revisions to HARP are fully implemented. (Pass-through mortgage securities consist of a pool of residential mortgage loans, where homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors.) We intend to maintain the Fund’s underweighted bias to Government National Mortgage Association securities based on what we consider to be their expensive valuations and increased prepayment risk. We see value in agency multi-family securities, which we believe offer high credit quality and stable cash flows because of the prepayment protection on the underlying loans.

In our opinion, improved technical and fundamental factors will continue to support the prices of non-agency mortgage-backed securities, and so we plan to maintain the Fund’s exposure to these securities. We believe loss-adjusted yields across the non-agency sector compare favorably with other high-volatility asset classes. Among asset-backed securities, we remain positive on student loan securities backed by the Federal Family Education Loan Program.

FUND BASICS

U.S. Mortgages Fund
as of March 31, 2012

PERFORMANCE REVIEW

		Barclays U.S.	30-Day	30-Day
April 1, 2011–	Fund Total Return	Securitized	Standardized	Standardized
March 31, 2012	(based on NAV)[1]	Bond Index[2]	Subsidized Yield[3]	Unsubsidized Yield[3]

Class A	5.82%	6.26%	1.47%	1.29%
Institutional	6.28	6.26	1.87	1.67
Separate Account Institutional	6.18	6.26	1.87	1.67

July 29, 2011–
March 31, 2012

Class IR	3.20%	3.00%	1.91%	1.68%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays U.S. Securitized Bond Index (with dividends reinvested) is an unmanaged composite of asset-backed securities, collateralized mortgage-backed securities and fixed rate mortgage-backed securities. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect any applicable expense reductions.

STANDARDIZED TOTAL RETURNS[4]

For the period ended 3/31/12	One Year	Five Years	Since Inception	Inception Date

Class A	1.84%	4.13%	4.11%	11/3/03
Institutional	6.28	5.32	4.98	11/3/03
Separate Account Institutional	6.18	5.34	5.00	11/3/03
Class IR	N/A	N/A	3.20	7/29/11

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if performance is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares. Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average annual return figures shown. Because Institutional, Separate Account Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]

	Net Expense Ratio	Gross Expense Ratio
	(Current)	(Before Waivers)

Class A	0.71%	0.89%
Institutional	0.37	0.55
Separate Account Institutional	0.37	0.55
Class IR	0.46	0.64

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

SECTOR ALLOCATIONS[6]

Percentage of Net Assets

[6]	The Fund is actively managed and, as such, its composition may differ over time. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the graph may not sum up to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[8]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

GOLDMAN SACHS U.S. MORTGAGES FUND

Performance Summary
March 31, 2012

The following graph shows the value, as of March 31, 2012, of a $10,000 investment made on November 3, 2003 (commencement of operations) in Separate Account Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Barclays U.S. Securitized Bond Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects fee waivers and/or expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Institutional and Class IR Shares will vary from Separate Account Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

U.S. Mortgages Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from November, 3, 2003 through March 31, 2012.

Average Annual Total Return through March 31, 2012	One Year	Five Years	Since Inception
Class A (Commenced November 3, 2003)
Excluding sales charges	5.82%	4.93%	4.58%
Including sales charges	1.84%	4.13%	4.11%

Institutional (Commenced November 3, 2003)	6.28%	5.32%	4.98%

Separate Account Institutional (Commenced November 3, 2003)	6.18%	5.34%	5.00%

Class IR (Commenced July 29, 2011)	N/A	N/A	3.20%	*

*	Total return for periods of less than one year represents cumulative total return.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments
March 31, 2012

Principal		Interest		Maturity
Amount		Rate		Date	Value

Sovereign Debt Obligations – 68.1%
Argentina – 4.3%
Republic of Argentina (NR/NR)
EUR	7,272,713	7.820	%(a)	12/31/33	$5,989,512
	$4,174,825	8.280		12/31/33	3,029,683
EUR	29,118,341	0.000	(a)	12/15/35	4,446,621
	$10,790,000	0.000	(a)	12/15/35	1,389,225
	7,060,000	7.000		09/12/13	7,093,339
	10,491,000	7.000		10/03/15	9,849,009
EUR	8,447,637	7.820		12/31/33	7,041,632
EUR	1,320,000	2.260	(b)	12/31/38	528,145
	$1,860,000	2.500	(b)	12/31/38	669,600

					40,036,766

Belarus – 0.6%
Republic of Belarus (B-/B3)
	4,819,000	8.750		08/03/15	4,421,433
	970,000	8.950		01/26/18	873,000

					5,294,433

Belize(b) – 0.1%
Government of Belize (CCC-/Caa1)
	1,770,000	8.500		02/20/29	902,700

Brazil – 0.9%
Federal Republic of Brazil (BBB/Baa2)
	1,000,000	8.875		10/14/19	1,413,500
	50,000	8.250		01/20/34	75,375
	1,480,000	7.125		01/20/37	2,020,200
	3,860,000	5.625		01/07/41	4,448,650

					7,957,725

Chile – 0.5%
Republic of Chile (A+/Aa3)
	1,750,000	3.875		08/05/20	1,875,754
	2,870,000	3.250		09/14/21	2,893,781

					4,769,535

Colombia – 6.7%
Republic of Colombia (BBB-/Baa3)
	3,540,000	8.250		12/22/14	4,159,500
	3,368,000	7.375		01/27/17	4,167,900
	9,020,000	7.375		03/18/19	11,568,150
	4,670,000	4.375		07/12/21	5,090,300
	9,970,000	7.375		09/18/37	14,007,850
	18,877,000	6.125		01/18/41	23,171,517

					62,165,217

Costa Rica – 0.0%
Republic of Costa Rica (BB+/Baa3)
	169,000	9.995		08/01/20	226,883

Dominican Republic – 2.6%
Dominican Republic (B+/B1)
	5,246,289	9.040		01/23/18	5,744,687
	13,204,000	7.500		05/06/21	13,633,130
	3,320,000	7.500	(c)	05/06/21	3,427,900
	1,060,000	8.625		04/20/27	1,113,000

					23,918,717

Gabon – 0.3%
Republic of Gabon (BB-/NR)
	590,000	8.200	(c)	12/12/17	717,588
	1,950,000	8.200		12/12/17	2,371,687

					3,089,275

Ghana – 0.2%
Republic of Ghana (B/NR)
	1,670,000	8.500		10/04/17	1,912,150

Hungary – 0.9%
Hungary Government Bond (BB+/Ba1)
EUR	1,390,000	3.500		07/18/16	1,547,959
	2,950,000	4.375		07/04/17	3,275,400
	170,000	6.000		01/11/19	198,104
	237,000	3.875		02/24/20	240,226
	$2,250,000	6.375		03/29/21	2,053,125
	1,120,000	7.625		03/29/41	1,013,600

					8,328,414

Iceland – 1.0%
Republic of Iceland (BBB-/Baa3)
	6,530,000	4.875	(c)	06/16/16	6,578,910
	2,470,000	4.875		06/16/16	2,488,500

					9,067,410

Indonesia – 7.1%
Perusahaan Penerbit SBSN (BB+/Baa3)(c)
	1,850,000	4.000		11/21/18	1,888,813
Republic of Indonesia (BB+/Baa3)
	4,650,000	6.750		03/10/14	5,045,250
	820,000	7.500		01/15/16	957,350
	4,604,000	11.625		03/04/19	6,859,960
	5,929,000	5.875	(c)	03/13/20	6,810,939
	4,950,000	4.875	(c)	05/05/21	5,352,187
	2,950,000	8.500		10/12/35	4,373,375
	3,198,000	7.750	(c)	01/17/38	4,421,235
	13,814,000	7.750		01/17/38	19,097,855
	7,650,000	5.250	(c)	01/17/42	7,994,250
	3,200,000	5.250		01/17/42	3,344,000

					66,145,214

Iraq – 0.8%
Republic of Iraq (NR/NR)
	8,570,000	5.800		01/15/28	7,188,088

Ivory Coast(d) – 1.2%
Republic of Ivory Coast (NR/NR)
	16,880,000	2.450		12/31/32	10,613,300
	1,000,000	3.750	(c)	12/31/32	628,750

					11,242,050

Mexico – 5.7%
Mexican Bonos (A-/Baa1)
MXN	54,328,000	7.500		06/03/27	4,476,588
Mexico Cetes (NR/NR)(e)
	141,734,100	0.000		04/12/12	11,066,035
United Mexican States (NR/Baa1)
	13,700,000	4.750		03/08/44	13,494,500

The accompanying notes are an integral part of these financial statements.          43

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)
March 31, 2012

Principal		Interest		Maturity
Amount		Rate		Date	Value

Sovereign Debt Obligations – (continued)
Mexico – (continued)

United Mexican States (A-/Baa1)
MXN	23,688,600	10.000%		12/05/24	$2,416,297
United Mexican States (BBB/Baa1)
	$540,000	5.875		01/15/14	583,200
	250,000	6.625		03/03/15	285,000
	1,040,000	5.625		01/15/17	1,203,800
	1,330,000	5.950		03/19/19	1,594,670
	280,000	5.125		01/15/20	321,300
	3,930,000	3.625		03/15/22	4,008,600
	580,000	8.300		08/15/31	861,300
	3,696,000	6.750		09/27/34	4,730,880
	1,140,000	6.050		01/11/40	1,362,300
	5,840,000	5.750	(f)	10/12/2110	6,015,200

					52,419,670

Namibia(c) – 0.2%
Namibia International Bond (NR/Baa3)
	1,590,000	5.500		11/03/21	1,661,550

Nigeria – 0.8%
Republic of Nigeria (B+/NR)
	1,800,000	6.750	(c)	01/28/21	1,968,750
	4,930,000	6.750		01/28/21	5,392,187

					7,360,937

Pakistan – 0.3%
Islamic Republic of Pakistan (B-/B3)
	1,070,000	6.875	(c)	06/01/17	802,500
	1,950,000	6.875		06/01/17	1,462,500
	1,420,000	7.875		03/31/36	869,750

					3,134,750

Panama – 1.5%
Republic of Panama (BBB-/Baa3)
	4,147,000	8.875		09/30/27	6,344,910
	3,610,000	9.375		04/01/29	5,776,000
	1,340,000	6.700		01/26/36	1,742,000

					13,862,910

Peru – 2.1%
Republic of Peru (BBB/Baa3)
	7,152,000	7.350		07/21/25	9,780,360
	4,234,000	8.750		11/21/33	6,583,870
	2,520,000	5.625		11/18/50	2,809,800

					19,174,030

Philippines – 4.4%
Republic of Philippines (BB/Ba2)
	3,169,000	8.375		06/17/19	4,198,925
	965,000	7.500		09/25/24	1,249,675
	2,850,000	5.500		03/30/26	3,241,875
	3,882,000	9.500		02/02/30	6,128,708
	1,912,000	7.750		01/14/31	2,636,170
	500,000	6.375		01/15/32	605,000
	13,026,000	6.375		10/23/34	16,038,262
	6,590,000	5.000		01/13/37	6,853,600

					40,952,215

Romania(c) – 0.5%
Republic of Romania (BB+/Baa3)
	4,720,000	6.750		02/07/22	4,926,500

Russia – 7.5%
Russian Federation (NR/Baa1)(c)
	800,000	3.625		04/29/15	831,200
	1,400,000	3.250		04/04/17	1,412,600
	15,600,000	4.500		04/04/22	15,709,200
	10,400,000	5.625		04/04/42	10,483,200
Russian Federation (BBB/Baa1)(b)
	34,196,400	7.500		03/31/30	40,898,894

					69,335,094

Serbia(b) – 0.2%
Republic of Serbia (BB/NR)
	2,210,000	6.750		11/01/24	2,190,663

South Africa – 3.3%
Republic of South Africa (NR/A3)
ZAR	23,085,000	6.750		03/31/21	2,796,873
Republic of South Africa (A/A3)
	60,600,000	13.500		09/15/15	9,529,990
	36,840,000	7.250		01/15/20	4,651,329
	14,300,000	10.500		12/21/26	2,196,820
Republic of South Africa (BBB+/A3)
	$2,640,000	6.875		05/27/19	3,181,200
	7,660,000	4.665		01/17/24	7,870,650

					30,226,862

South Korea – 0.8%
Republic of Korea (A/A1)
	5,699,000	7.125		04/16/19	7,057,218

Sri Lanka – 0.2%
Republic of Sri Lanka (B+/NR)
	540,000	7.400	(c)	01/22/15	572,400
	274,000	7.400		01/22/15	290,440
Republic of Sri Lanka (B+/B1)(c)
	1,170,000	6.250		07/27/21	1,164,150

					2,026,990

Turkey – 3.4%
Republic of Turkey (BB/Ba2)
	2,370,000	7.000		09/26/16	2,669,212
	1,060,000	7.500		07/14/17	1,222,975
	9,675,000	5.625		03/30/21	10,134,562
	14,240,000	6.250		09/26/22	15,379,200
	2,310,000	6.750		05/30/40	2,509,238

					31,915,187

Ukraine – 2.3%
Ukraine Government (B+/B2)
	1,050,000	6.875		09/23/15	955,500
EUR	1,000,000	4.950		10/13/15	1,138,646
	$5,380,000	6.250	(c)	06/17/16	4,640,250
	2,000,000	6.250		06/17/16	1,725,000
	7,010,000	6.580		11/21/16	6,028,600
	2,850,000	6.750		11/14/17	2,443,875

44          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Principal		Interest		Maturity
Amount		Rate		Date	Value

Sovereign Debt Obligations – (continued)

Ukraine – (continued) Ukraine Government (B+/B2) – (continued)
	$2,480,000	7.750%		09/23/20	$2,120,400
	2,500,000	7.950		02/23/21	2,156,250

					21,208,521

Uruguay – 1.0%
Republic of Uruguay (BBB-/Ba1)
	466,000	6.875		09/28/25	601,389
	6,556,000	7.625		03/21/36	9,080,060

					9,681,449

Venezuela – 6.7%
Republic of Venezuela (B+/B2)
	1,600,000	13.625		08/15/18	1,680,000
	9,660,000	7.750		10/13/19	8,114,400
	7,721,000	6.000		12/09/20	5,636,330
	4,060,000	12.750		08/23/22	4,263,000
	7,260,000	9.000		05/07/23	6,134,700
	25,530,000	8.250		10/13/24	20,360,175
	7,610,000	7.650		04/21/25	5,707,500
	2,540,000	11.750		10/21/26	2,482,850
	920,000	9.250		05/07/28	761,300
	6,400,000	11.950		08/05/31	6,272,000
	1,170,000	7.000		03/31/38	824,850

					62,237,105

TOTAL SOVEREIGN DEBT OBLIGATIONS
(Cost $606,173,292)					$631,616,228

Foreign Debt Obligations – 1.4%
Supranational – 1.4%
Corporacion Andina de Fomento (A+/A1)
	$10,149,000	3.750%		01/15/16	$10,580,333
	480,000	5.750		01/12/17	535,680
	1,440,000	8.125		06/04/19	1,789,200

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $12,668,818)					$12,905,213

Corporate Obligations – 19.9%
Austria(c)(g) – 0.3%
OGX Austria GMBH (B/B1)
	$2,330,000	8.375%		04/01/22	$2,348,791

Azerbaijan – 0.3%
State Oil Company of the Azerbaijan Republic (BB+/Ba1)
	2,690,000	5.450		02/09/17	2,771,920

Brazil – 2.7%
Banco do Estado do Rio Grande do Sul (NR/Ba1)(c)
	1,740,000	7.375		02/02/22	1,845,349
CCL Finance Ltd. (BB/NR)
	2,058,000	9.500		08/15/14	2,320,467
Companhia Energetica de Sao Paulo (NR/Ba1)
BRL	2,397,515	9.750		01/15/15	1,472,314
Independencia International Ltd. (NR/NR)(c)(d)(g)
	$1,277,436	12.000		12/30/16	—
Petrobras International Finance Co. (BBB/A3)(g)
	8,650,000	5.375		01/27/21	9,507,029
	1,810,000	6.750		01/27/41	2,123,847
Vale Overseas Ltd. (A-/Baa2)
	1,100,000	5.625	(g)	09/15/19	1,234,602
	4,660,000	4.625	(g)	09/15/20	4,894,990
	920,000	4.375	(g)	01/11/22	931,518
	490,000	8.250		01/17/34	641,183

					24,971,299

Canada – 0.4%
PTT Exploration and Production Public Co. Ltd. (BBB+/Baa1)
	3,080,000	5.692	(c)	04/05/21	3,286,345
	670,000	5.692		04/05/21	715,091

					4,001,436

Chile – 2.1%
AES Gener SA (BBB-/Baa3)(g)
	1,320,000	5.250	(c)	08/15/21	1,389,520
	140,000	5.250		08/15/21	147,373
Banco del Estado de Chile (A+/Aa3)(c)(g)
	4,670,000	4.125		10/07/20	4,802,069
	2,340,000	3.875		02/08/22	2,308,379
Corporacion Nacional del Cobre (A/A1)
	1,980,000	7.500		01/15/19	2,501,058
	1,160,000	3.750	(c)	11/04/20	1,190,890
	1,370,000	3.750		11/04/20	1,407,155
	720,000	3.875		11/03/21	738,362
	2,783,000	6.150		10/24/36	3,379,007
E-CL SA (BBB-/NR)(c)(g)
	1,870,000	5.625		01/15/21	2,006,952

					19,870,765

Colombia(g) – 1.0%
Banco de Bogota SA (BBB-/Baa2)(c)
	1,450,000	5.000		01/15/17	1,523,864
Empresa de Energia de Bogota SA (BB+/Baa3)
	4,100,000	6.125	(c)	11/10/21	4,338,625
	330,000	6.125		11/10/21	349,183
Transportadora de Gas Internacional SA (NR/Baa3)(c)
	3,250,000	5.700		03/20/22	3,333,832

					9,545,504

Guatemala(c)(g) – 0.1%
Central American Bottling Corp. (BB/Ba2)
	480,000	6.750		02/09/22	496,800

Hong Kong – 1.4%
China Resources Gas Group Ltd. (NR/Baa1)(c)
	2,200,000	4.500		04/05/22	2,145,041

The accompanying notes are an integral part of these financial statements.          45

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)
March 31, 2012

Principal		Interest		Maturity
Amount		Rate		Date	Value

Corporate Obligations – (continued)
Hong Kong – (continued)

Country Garden Holdings Co. Ltd. (BB-/Ba3)(h)
CNY	6,700,000	2.500%		02/22/13	$1,224,011
ENN Energy Holdings Ltd. (BBB-/Baa3)(g)
	$1,010,000	6.000	(c)	05/13/21	964,273
	829,000	6.000		05/13/21	791,468
Evergrande Real Estate Group Ltd. (BB-/B2)
CNY	14,110,000	7.500		01/19/14	2,012,434
Noble Group, Ltd. (BBB-/Baa3)(g)
	$2,450,000	6.750		01/29/20	2,413,250
Sinochem Overseas Capital Co. Ltd. (BBB/Baa1)
	1,490,000	6.300	(c)	11/12/40	1,414,419
	200,000	6.300		11/12/40	189,855
Wharf Finance 2014 Ltd. (NR/NR)
HKD	4,000,000	2.300		06/07/14	496,179
Zijin International Finance Co. Ltd. (NR/A1)
	$1,260,000	4.250		06/30/16	1,285,830

					12,936,760

Indonesia(c)(g) – 0.1%
Berau Coal Energy Tbk Pt (BB-/B1)
	1,350,000	7.250		03/13/17	1,360,776

Ireland – 0.3%
MTS International Funding Ltd. (BB/Ba2)
	660,000	8.625		06/22/20	763,950
VIP Finance Ireland Ltd. for OJSC Vimpel Communications (BB/Ba3)
	270,000	9.125		04/30/18	295,650
	1,850,000	7.748	(c)	02/02/21	1,817,625

					2,877,225

Kazakhstan – 1.8%
BTA Bank JSC (NR/Ca)(d)
	3,927,000	10.750		07/01/18	805,035
Kazakhstan Temir Zholy Finance BV (BBB-/Baa3)(c)
	700,000	6.375		10/06/20	777,000
Kazatomprom (NR/Baa3)
	630,000	6.250		05/20/15	683,550
	700,000	6.250	(c)	05/20/15	759,500
KazMunaiGaz Finance Sub BV (BBB-/Baa3)
	2,100,000	11.750	(c)	01/23/15	2,556,750
	2,620,000	11.750		01/23/15	3,189,850
	1,080,000	7.000	(c)	05/05/20	1,231,200
KazMunayGas National Co. (BBB-/Baa3)
	400,000	7.000		05/05/20	456,000
	2,530,000	6.375	(c)	04/09/21	2,792,488
	3,170,000	6.375		04/09/21	3,498,887

					16,750,260

Luxembourg – 2.4%
Gaz Capital SA for Gazprom (NR/Baa1)
	4,560,000	5.999	(c)	01/23/21	4,814,357
Gaz Capital SA for Gazprom (BBB/Baa1)
	2,428,000	9.250	(h)	04/23/19	2,995,545
	3,530,000	5.999		01/23/21	3,726,903
Gazprom International SA for Gazprom (BBB+/NR)
	1,056,131	7.201		02/01/20	1,159,103
TNK-BP Finance SA (BBB-/Baa2)
	340,000	7.500		07/18/16	385,050
	6,060,000	7.875		03/13/18	7,052,325
	1,510,000	7.250		02/02/20	1,745,938

					21,879,221

Mexico(g) – 1.9%
Corporacion GEO SAB de CV (BB-/Ba3)(c)
	2,080,000	8.875		03/27/22	2,133,467
GEO Maquinaria (NR/NR)
	1,087,625	9.625	(c)	05/02/21	1,038,682
	197,750	9.625		05/02/21	185,984
Pemex Project Funding Master Trust (BBB/Baa1)
	8,850,000	6.625		06/15/35	10,022,625
Petroleos Mexicanos (BBB/Baa1)
	512,000	8.000		05/03/19	647,680
	1,130,000	5.500		01/21/21	1,248,650
	630,000	6.500		06/02/41	706,786
Urbi Desarrollos Urbanos SAB de CV (NR/Ba3)(c)
	1,180,000	9.750		02/03/22	1,250,936

					17,234,810

Netherlands – 0.5%
Arcos Dorados Holdings, Inc. (NR/Ba2)(g)
	879,000	7.500		10/01/19	967,515
Listrindo Capital BV (BB-/Ba2)(c)(g)
	1,290,000	6.950		02/21/19	1,320,957
VimpelCom Holdings BV (BB/Ba3)
	1,180,000	7.504	(c)	03/01/22	1,138,700
	1,760,000	7.504		03/01/22	1,698,400

					5,125,572

Peru(g) – 0.4%
Corp Financiera de Desarrollo SA (BBB/NR)
	410,000	4.750		02/08/22	426,579
	1,415,000	4.750	(c)	02/08/22	1,471,100
Corp Lindley S.A. (BB+/NR)(c)
	880,000	6.750		11/23/21	939,602
Volcan Cia Minera SAA (BBB-/Baa3)(c)
	760,000	5.375		02/02/22	787,910

					3,625,191

Philippines – 0.2%
Development Bank of Philippines (BB/NR)
	310,000	5.500		03/25/21	328,600
Energy Development Corp. (NR/NR)
	1,820,000	6.500		01/20/21	1,911,000

					2,239,600

Qatar(g) – 0.3%
Ras Laffan Liquefied Natural Gas Co. Ltd. II (A/Aa3)
	2,393,430	5.298		09/30/20	2,549,003
Ras Laffan Liquefied Natural Gas Co. Ltd. III (A/Aa3)
	180,000	5.500	(c)	09/30/14	193,770
	177,775	5.832		09/30/16	190,219

					2,932,992

46          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Principal		Interest		Maturity
Amount		Rate		Date	Value

Corporate Obligations – (continued)

South Africa(g) – 0.5%
Peermont Proprietary Global Ltd. (B-/B3)
EUR	3,700,000	7.750%		04/30/14	$4,416,546

Turkey – 0.4%
Export Credit Bank of Turkey (BB/Ba1)
	$2,150,000	5.375	(c)	11/04/16	2,160,750
	1,590,000	5.375		11/04/16	1,597,950

					3,758,700

Ukraine – 0.1%
Financing of Infrastructural Projects State Enterprise (NR/B2)
	600,000	8.375		11/03/17	503,042

United Arab Emirates – 0.7%
Dolphin Energy Ltd. (NR/A1)
	885,045	5.888	(c)(g)	06/15/19	958,061
	2,874,289	5.888	(g)	06/15/19	3,111,418
	2,320,000	5.500	(c)	12/15/21	2,441,495

					6,510,974

United States – 0.2%
JBS Finance II, Ltd. (BB/B1)(g)
	480,000	8.250		01/29/18	491,610
JBS USA LLC/JBS USA Finance, Inc. (BB/B1)(c)(g)
	280,000	8.250		02/01/20	287,700
Reliance Holdings USA, Inc. (BBB/Baa2)(c)
	1,460,000	5.400		02/14/22	1,452,404

					2,231,714

Venezuela(g) – 1.8%
Petroleos de Venezuela SA (B+/NR)
	7,431,900	5.250		04/12/17	5,611,084
	7,160,000	8.500	(c)	11/02/17	6,361,660
	1,320,000	8.500		11/02/17	1,172,820
	1,290,000	9.000		11/17/21	1,044,900
	3,720,000	5.375		04/12/27	2,287,800
	310,000	5.500		04/12/37	183,675

					16,661,939

TOTAL CORPORATE OBLIGATIONS
(Cost $179,976,041)					$185,051,837

Structured Note(a) – 1.3%
Brazil – 1.3%
Notas do Tesouro Nacional Series B (Issuer HSBC Corp.) (NR/NR)
BRL	19,223,147	6.000%		08/15/40	$11,738,529
(Cost $11,552,620)

U.S. Treasury Obligation(f) – 2.0%
United States – 2.0%
United States Treasury Notes
	$19,100,000	0.125%		12/31/13	$19,034,677
(Cost $19,057,985)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $829,428,756)					$860,346,484

Short-term Investment(i) – 9.1%
Repurchase Agreement – 9.1%
Joint Repurchase Agreement Account II
	$84,000,000	0.147%		04/02/12	$84,000,000
(Cost $84,000,000)

TOTAL INVESTMENTS – 101.8%
(Cost $913,428,756)					$944,346,484

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.8)%					(16,349,258)

NET ASSETS – 100.0%					$927,997,226

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2012.

(b)	Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at March 31, 2012.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $155,434,911, which represents approximately 16.7% of net assets as of March 31, 2012.

(d)	Security is currently in default and/or non-income producing.

(e)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(f)	All or a portion of this security is segregated as collateral for initial margin requirement on futures transactions.

(g)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(h)	Security with “Put” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(i)	Joint repurchase agreement was entered into on March 30, 2012. Additional information appears on page 97.

Security ratings disclosed, if any, are obtained from Standard & Poor’s/Moody’s Investor Service and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

The accompanying notes are an integral part of these financial statements.          47

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)
March 31, 2012

Currency Abbreviations:
BRL	—	Brazilian Real
CNY	—	Chinese Yuan
EUR	—	Euro
HKD	—	Hong Kong Dollar
IDR	—	Indonesian Rupiah
ILS	—	Israeli Shekel
INR	—	Indian Rupee
JPY	—	Japanese Yen
KRW	—	South Korean Won
MXN	—	Mexican Peso
MYR	—	Malaysian Ringgit
PHP	—	Philippine Peso
PLN	—	Polish Zloty
RUB	—	Russian Ruble
SGD	—	Singapore Dollar
TRY	—	Turkish Lira
TWD	—	Taiwan Dollar
ZAR	—	South African Rand

Investment Abbreviations:
NR	—	Not Rated
WR	—	Withdrawn Rating

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2012, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

	Contracts to	Settlement	Current	Unrealized
Counterparty	Buy/Sell	Date	Value	Gain

Bank of America Securities LLC	USD/KRW	04/05/12	$941,148	$13,852
Barclays Bank PLC	EUR/USD	06/20/12	1,015,384	21,271
	INR/USD	04/30/12	2,323,813	8,813
	PHP/USD	04/16/12	1,248,147	1,327
	RUB/USD	04/02/12	960,821	1,821
	TWD/USD	05/22/12	1,869,905	5,947
	USD/BRL	04/30/12	2,310,433	7,567
	USD/INR	04/19/12	1,146,063	7,937
	USD/KRW	04/05/12	1,153,511	2,489
	ZAR/USD	04/10/12	3,527,572	47,378
Citibank NA	CNY/USD	05/09/12	11,752,789	90,520
	IDR/USD	04/18/12	711,009	2,303
	JPY/USD	06/20/12	1,052,781	11,781
	MYR/USD	06/21/12	3,942,465	21,466
	RUB/USD	04/09/12	982,978	7,978
	RUB/USD	04/16/12	989,018	5,018
	TRY/USD	06/20/12	1,167,568	9,568
	USD/BRL	04/20/12	1,032,589	8,411
	USD/JPY	06/20/12	5,313,009	60,520
	USD/KRW	04/05/12	2,306,388	6,612
	USD/KRW	04/06/12	1,512,340	21,660
	USD/KRW	04/16/12	1,036,177	4,823
	USD/MXN	05/25/12	4,548,522	14,878
	USD/RUB	04/02/12	960,821	13,593
	USD/RUB	04/23/12	1,152,938	3,062

48          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

	Contracts to	Settlement	Current	Unrealized
Counterparty	Buy/Sell	Date	Value	Gain

Credit Suisse International (London)	RUB/USD	04/12/12	$952,549	$11,919
Deutsche Bank AG (London)	KRW/USD	04/16/12	1,065,188	2,806
	RUB/USD	04/12/12	866,875	3,286
	USD/BRL	04/16/12	679,806	3,410
	USD/INR	04/09/12	1,029,918	11,082
	USD/KRW	04/16/12	981,697	2,303
	USD/MXN	06/20/12	2,250,139	22,861
	USD/ZAR	04/10/12	20,713,514	99,202
HSBC Bank PLC	CNY/USD	05/09/12	11,706,003	112,937
	ILS/USD	06/20/12	646,621	11,001
	KRW/USD	04/18/12	3,264,259	83,057
	RUB/USD	04/16/12	4,772,329	26,314
	TRY/USD	06/20/12	1,171,860	15,860
	USD/KRW	04/05/12	1,149,520	2,480
	USD/PHP	04/16/12	1,248,147	853
	USD/ZAR	04/10/12	2,814,880	17,388
JPMorgan Securities, Inc.	ILS/USD	06/20/12	1,164,975	8,975
	RUB/USD	04/12/12	1,544,151	12,785
	USD/BRL	04/02/12	896,283	58,717
Morgan Stanley & Co.	CNY/USD	05/09/12	11,706,003	94,722
	ILS/USD	06/20/12	2,900,474	67,790
	SGD/USD	06/20/12	4,217,412	6,412
	USD/KRW	04/05/12	1,246,587	2,413
	USD/ZAR	06/20/12	1,032,906	1,846
Royal Bank of Canada	JPY/USD	06/20/12	1,169,272	17,272
Royal Bank of Scotland PLC	EUR/USD	06/20/12	2,101,485	27,092
	TRY/USD	06/20/12	3,343,748	47,748
Standard Chartered Bank	EUR/MXN	06/20/12	2,888,706	89,399
State Street Bank	ILS/USD	06/20/12	700,730	6,730
	KRW/USD	04/05/12	304,535	954
	MXN/USD	06/20/12	984,754	11,754
	USD/MXN	06/20/12	4,871,047	31,953
UBS AG (London)	JPY/USD	06/20/12	1,163,017	7,017
	RUB/USD	04/09/12	985,227	14,227
	RUB/USD	04/16/12	1,042,060	1,060
	RUB/USD	04/27/12	1,391,489	9,489
	SGD/USD	06/20/12	9,376,618	42,249
	USD/BRL	04/02/12	976,841	7,159
	USD/BRL	04/16/12	1,029,176	1,206
	USD/RUB	04/23/12	1,155,590	410

TOTAL				$1,396,733

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

	Contracts to	Settlement	Current	Unrealized
Counterparty	Buy/Sell	Date	Value	Loss

Bank of America NA	CNY/USD	09/04/12	$1,943,710	$(5,290)
	KRW/USD	04/02/12	1,066,043	(4,957)
	PLN/EUR	06/20/12	1,634,488	(6,167)

The accompanying notes are an integral part of these financial statements.          49

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)
March 31, 2012

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

	Contracts to	Settlement	Current	Unrealized
Counterparty	Buy/Sell	Date	Value	Loss

Barclays Bank PLC	BRL/USD	04/12/12	$941,920	$(31,080)
	BRL/USD	04/20/12	1,146,975	(9,025)
	CNY/USD	06/04/12	3,811,321	(17,679)
	MYR/USD	06/21/12	2,656,880	(4,841)
	RUB/USD	04/27/12	1,145,502	(12,498)
	USD/CNY	05/09/12	34,825,390	(427,673)
	USD/EUR	05/11/12	31,091,880	(127,067)
	USD/PHP	04/02/12	1,535,959	(751)
	USD/SGD	06/20/12	5,857,150	(37,860)
	USD/TWD	05/22/12	1,869,905	(9,284)
	ZAR/USD	06/20/12	1,032,906	(8,094)
Citibank NA	BRL/USD	04/30/12	1,147,604	(10,396)
	EUR/PLN	06/20/12	1,628,321	(1,871)
	MXN/USD	05/25/12	12,513,726	(36,426)
	RUB/USD	04/23/12	957,845	(13,681)
	USD/EUR	06/20/12	1,058,081	(16,682)
	USD/MXN	06/20/12	1,161,307	(5,307)
	USD/PHP	04/02/12	555,368	(1,368)
	USD/RUB	04/09/12	996,826	(12,826)
	USD/RUB	04/12/12	989,822	(15,822)
	USD/SGD	06/20/12	987,745	(3,745)
	USD/TRY	06/20/12	2,163,288	(38,865)
	ZAR/USD	04/10/12	532,464	(6,561)
Credit Suisse International (London)	BRL/USD	04/16/12	1,049,032	(2,378)
	BRL/USD	04/30/12	1,150,125	(7,875)
	USD/BRL	04/13/12	1,158,387	(387)
	USD/RUB	04/16/12	2,206,299	(7,299)
Deutsche Bank AG (London)	BRL/USD	04/02/12	1,585,649	(56,446)
	CNY/USD	09/04/12	3,177,748	(19,803)
	MXN/USD	06/20/12	971,694	(12,306)
	RUB/USD	04/23/12	2,300,476	(11,268)
	TWD/USD	04/16/12	1,987,475	(525)
	USD/BRL	04/02/12	987,078	(3,078)
	USD/BRL	05/02/12	1,166,841	(5,841)
	USD/EUR	04/02/12	31,086,131	(253,061)
	USD/ILS	06/20/12	5,412,800	(54,786)
	USD/KRW	04/02/12	1,066,043	(2,492)
	USD/KRW	04/18/12	1,582,971	(8,971)
	USD/MXN	06/20/12	1,159,272	(3,272)
	USD/SGD	06/20/12	1,162,203	(6,203)
	USD/TRY	06/20/12	1,163,041	(2,041)
HSBC Bank PLC	BRL/USD	04/02/12	1,794,783	(105,137)
	BRL/USD	04/16/12	1,964,624	(3,376)
	INR/USD	04/19/12	1,034,044	(6,956)
	MXN/USD	06/20/12	4,855,984	(51,016)
	PHP/USD	04/02/12	1,139,097	(4,903)
	USD/EUR	06/20/12	1,012,716	(17,109)
	USD/SGD	06/20/12	2,090,976	(8,976)
	USD/TRY	06/20/12	1,179,313	(21,313)

50          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

	Contracts to	Settlement	Current	Unrealized
Counterparty	Buy/Sell	Date	Value	Loss

JPMorgan Securities, Inc.	INR/USD	04/09/12	$968,728	$(6,272)
	USD/EUR	06/20/12	1,055,658	(14,343)
	USD/MXN	04/12/12	10,940,824	(767,855)
	USD/RUB	04/16/12	1,050,558	(9,558)
	USD/SGD	06/20/12	3,495,956	(26,456)
Merrill Lynch & Co., Inc.	KRW/USD	04/05/12	1,931,823	(10,177)
Morgan Stanley & Co.	BRL/USD	04/16/12	983,343	(10,657)
	KRW/USD	04/05/12	4,560,797	(63,400)
	MYR/USD	06/21/12	1,703,075	(20,963)
	USD/BRL	04/13/12	1,159,336	(1,336)
	USD/BRL	04/16/12	1,159,201	(5,201)
	USD/IDR	04/18/12	1,046,087	(5,087)
	USD/RUB	04/16/12	1,161,936	(3,936)
Royal Bank of Canada	BRL/USD	04/12/12	740,810	(190)
	KRW/USD	04/06/12	1,089,120	(9,895)
	MXN/USD	06/20/12	3,067,156	(38,428)
	USD/BRL	04/02/12	2,321,223	(13,223)
Royal Bank of Scotland PLC	USD/CNY	09/04/12	4,628,804	(2,804)
	USD/EUR	06/20/12	2,101,485	(25,454)
	USD/TRY	06/20/12	1,173,007	(17,007)
State Street Bank	JPY/USD	06/20/12	1,145,022	(6,978)
	MXN/EUR	06/20/12	5,529,241	(167,105)
	MXN/USD	06/20/12	2,178,205	(20,795)
	USD/EUR	06/20/12	16,335,545	(254,854)
	USD/KRW	04/18/12	304,308	(1,028)
	USD/MXN	06/20/12	1,162,580	(4,580)
UBS AG (London)	BRL/USD	04/02/12	1,800,995	(111,005)
	BRL/USD	04/09/12	936,346	(37,654)
	BRL/USD	04/12/12	942,356	(31,644)
	BRL/USD	04/13/12	1,910,780	(50,220)
	BRL/USD	04/30/12	1,146,659	(11,341)
	PHP/USD	04/02/12	952,230	(4,770)
	RUB/USD	04/16/12	2,492,047	(5,953)
	USD/BRL	04/16/12	4,650,346	(18,346)
	USD/BRL	04/18/12	12,951,686	(73,211)
	USD/RUB	04/12/12	2,209,508	(10,508)

TOTAL				$(3,404,868)

FUTURES CONTRACTS — At March 31, 2012, the Fund had the following futures contracts:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Eurodollars	413	September 2014	$102,057,463	$(44,204)
Eurodollars	(413)	September 2015	(101,303,738)	75,669
Ultra Long U.S. Treasury Bonds	(203)	June 2012	(30,646,656)	578,103
5 Year U.S. Treasury Notes	717	June 2012	87,860,508	(167,699)
10 Year U.S. Treasury Notes	360	June 2012	46,614,375	(134,231)
30 Year U.S. Treasury Bonds	351	June 2012	48,350,250	(148,020)

TOTAL				$159,618

The accompanying notes are an integral part of these financial statements.          51

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)
March 31, 2012

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At March 31, 2012, the Fund had the following swap contracts:

CREDIT DEFAULT SWAP CONTRACTS

						Market Value
		Notional			Credit	Upfront
	Referenced	Amount	Rates Received	Termination	Spread at	Payments	Unrealized
Counterparty	Obligation	(000s)	(Paid)	Date	March 31, 2012(a)	Made (Received)	Gain (Loss)

Protection Sold:
Barclays Bank PLC	Federal Republic of Brazil, 12.250%, 03/06/30	$2,410	1.000%	03/20/17	0.016%	$(30,766)	$12,596
Citibank NA	Federal Republic of Brazil, 12.250%, 03/06/30	7,070	1.000	03/20/17	0.016	(86,942)	33,637
Credit Suisse International (London)	Federal Republic of Brazil, 12.250%, 03/06/30	8,760	0.580	04/20/12	0.487	—	(2,484)
Deutsche Bank Securities, Inc.	Federal Republic of Brazil, 12.250%, 03/06/30	5,840	1.000	03/20/17	0.016	(71,816)	27,785

TOTAL						$(189,524)	$71,534

(a)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

52          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments
March 31, 2012

Principal		Interest	Maturity
Amount		Rate	Date	Value

Corporate Obligations – 90.7%
Aerospace – 0.5%
Spirit AeroSystems, Inc. (BB-/Ba3)
	$3,000,000	7.500%	10/01/17	$3,225,000
	4,900,000	6.750	12/15/20	5,292,000
TransDigm, Inc. (B-/B3)
	21,300,000	7.750	12/15/18	22,950,750

				31,467,750

Agriculture(a) – 0.4%
JBS USA LLC/JBS USA Finance, Inc. (BB/B1)
	25,500,000	8.250	02/01/20	26,201,250

Airlines(a) – 0.4%
Air Canada (B+/B2)
	20,500,000	9.250	08/01/15	19,936,250
Delta Air Lines, Inc. (BB-/Ba2)
	5,654,000	9.500	09/15/14	6,028,578

				25,964,828

Automotive – 2.4%
Chrysler Group LLC/CG Co-Issuer, Inc. (B/B2)
	11,000,000	8.000	06/15/19	11,055,000
	9,000,000	8.250	06/15/21	9,090,000
Ford Motor Co. (BB+/Ba2)
	1,750,000	6.625	10/01/28	1,907,500
	26,500,000	7.450	07/16/31	32,396,250
Ford Motor Credit Co. LLC (BB+/Ba1)
	19,750,000	7.000	04/15/15	21,576,875
	8,000,000	12.000	05/15/15	9,880,000
	20,000,000	8.000	12/15/16	23,150,000
	1,400,000	4.250	02/03/17	1,417,500
	11,125,000	6.625	08/15/17	12,348,750
	7,050,000	5.875	08/02/21	7,614,000
General Motors Financial Co., Inc. (BB-/Ba3)
	8,250,000	6.750	06/01/18	8,848,125
General Motors Liquidation Co. (NR/NR)(b)
	7,125,000	7.125	07/15/13	—
	2,000,000	7.700	04/15/16	—
	1,000,000	8.800	03/01/21	—
	14,500,000	8.375	07/15/33	—

				139,284,000

Automotive Parts – 2.6%
Accuride Corp. (B/B2)
	15,800,000	9.500	08/01/18	16,590,000
Allison Transmission, Inc. (B-/B3)(a)
	11,750,000	7.125	05/15/19	12,220,000
American Axle & Manufacturing Holdings, Inc. (B/B2)
	100,000	7.875	03/01/17	103,250
American Axle & Manufacturing Holdings, Inc. (BB+/Ba1)(a)
	9,000,000	9.250	01/15/17	10,057,500
American Axle & Manufacturing, Inc. (B/B1)
	7,500,000	7.750	11/15/19	8,025,000
American Tire Distributors Holdings, Inc. (B-/B2)
	7,625,000	9.750	06/01/17	8,168,281
ArvinMeritor, Inc. (B-/B3)
	10,750,000	10.625	03/15/18	11,556,250
Mark IV USA Lux SCA/Mark IV USA SCA (BB-/Ba3)
EUR	4,500,000	8.875	12/15/17	6,181,698
Navistar International Corp. (BB-/B1)
	18,550,000	8.250	11/01/21	20,126,750
Pittsburgh Glass Works LLC (B+/B2)(a)
	275,000	8.500	04/15/16	273,625
Schaeffler Finance BV (B/B1)(a)
	11,000,000	7.750	02/15/17	11,550,000
Tenneco, Inc. (BB-/B1)
	9,550,000	7.750	08/15/18	10,266,250
	7,500,000	6.875	12/15/20	8,062,500
The Goodyear Tire & Rubber Co. (B+/B1)
	9,250,000	8.750	08/15/20	9,990,000
Tomkins LLC/Tomkins, Inc. (B+/B1)
	14,118,000	9.000	10/01/18	15,600,390

				148,771,494

Banks – 0.6%
Bank of America Corp. (BB+/Ba3)(c)
	8,050,000	8.000	01/30/49	8,231,125
Merrill Lynch & Co., Inc. (BBB+/Baa2)
	4,300,000	6.110	01/29/37	4,075,900
	18,500,000	7.750	05/14/38	20,183,584

				32,490,609

Building Materials – 0.5%
Headwaters, Inc. (B+/B2)
	6,800,000	7.625	04/01/19	6,596,000
PLY Gem Industries, Inc. (B-/Caa1)
	10,000,000	8.250	02/15/18	10,000,000
Roofing Supply Group LLC/Roofing Supply Finance, Inc. (B+/B3)(a)
	5,625,000	8.625	12/01/17	5,976,563
USG Corp. (BB-/B2)(a)
	5,250,000	9.750	08/01/14	5,880,000

				28,452,563

Capital Goods – 1.4%
Altra Holdings, Inc. (BB-/Ba3)
	5,000,000	8.125	12/01/16	5,387,500
Amsted Industries, Inc. (BB-/B1)(a)
	6,000,000	8.125	03/15/18	6,390,000
Dynacast International LLC/Dynacast Finance, Inc. (B/B2)(a)
	6,485,000	9.250	07/15/19	6,744,400
Mueller Water Products, Inc. (CCC+/Caa2)
	8,450,000	7.375	06/01/17	8,302,125
RBS Global, Inc./Rexnord LLC (B/Caa1)
	16,250,000	8.500	05/01/18	17,407,813
RBS Global, Inc./Rexnord LLC (B-/Caa2)
	17,500,000	11.750	08/01/16	18,528,125
Terex Corp. (B/Caa1)
	7,250,000	8.000	11/15/17	7,485,625
Terex Corp. (BB-/B2)
	6,250,000	10.875	06/01/16	7,109,375

The accompanying notes are an integral part of these financial statements.          53

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)
March 31, 2012

Principal	Interest	Maturity
Amount	Rate	Date	Value

Corporate Obligations – (continued)
Capital Goods – (continued)

Thermon Industries, Inc. (B+/B1)
$3,545,000	9.500%	05/01/17	$3,934,950

			81,289,913

Chemicals – 2.3%
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC (CCC+/B3)
14,000,000	8.875	02/01/18	14,542,500
Huntsman International LLC (B/B2)
3,000,000	8.625	03/15/20	3,337,500
19,750,000	8.625	03/15/21	22,218,750
Kraton Polymers LLC/Kraton Polymers Capital Corp. (B+/B1)
13,350,000	6.750	03/01/19	13,750,500
Lyondell Chemical Co. (BB+/Ba2)
10,219,095	11.000	05/01/18	11,292,100
LyondellBasell Industries NV (BB+/Ba2)(a)
15,850,000	5.000	04/15/19	15,881,934
MacDermid, Inc. (CCC+/Caa1)(a)
7,750,000	9.500	04/15/17	8,050,313
Omnova Solutions, Inc. (B-/B2)
14,775,000	7.875	11/01/18	14,147,062
OXEA Finance/Cy SCA (B+/B2)(a)
4,630,000	9.500	07/15/17	4,988,825
Polymer Group, Inc. (B/B1)
12,000,000	7.750	02/01/19	12,630,000
Polypore International, Inc. (B/B3)
10,130,000	7.500	11/15/17	10,636,500

			131,475,984

Conglomerates – 0.4%
Park-Ohio Industries, Inc. (CCC+/B3)
14,282,000	8.125	04/01/21	14,656,903
TriMas Corp. (B-/B2)
9,000,000	9.750	12/15/17	9,945,000

			24,601,903

Construction Machinery – 0.7%
Case New Holland, Inc. (BB+/Ba2)
9,850,000	7.875	12/01/17	11,450,625
CNH America LLC (BB+/Ba2)
953,000	7.250	01/15/16	1,045,918
Dematic SA (B/B3)(a)
12,100,000	8.750	05/01/16	12,470,018
The Manitowoc Co., Inc. (B+/B3)
5,200,000	9.500	02/15/18	5,798,000
7,875,000	8.500	11/01/20	8,682,187

			39,446,748

Consumer Products – Household & Leisure – 1.8%
Affinion Group Holdings, Inc. (CCC+/Caa1)
3,425,000	11.625	11/15/15	3,082,500
Affinion Group, Inc. (CCC+/B3)
18,750,000	7.875	12/15/18	17,109,375
Affinion Group, Inc. (CCC+/Caa1)
1,950,000	11.500	10/15/15	1,842,750
Armored Autogroup, Inc. (CCC+/Caa1)(a)
10,000,000	9.250	11/01/18	8,375,000
Easton-Bell Sports, Inc. (B-/B2)
9,000,000	9.750	12/01/16	9,900,000
Elizabeth Arden, Inc. (BB-/B1)
4,250,000	7.375	03/15/21	4,590,000
Jarden Corp. (B/B2)
19,100,000	7.500	05/01/17	21,010,000
1,271,000	7.500	01/15/20	1,379,035
Jarden Corp. (BB-/Ba3)
2,375,000	8.000	05/01/16	2,576,875
Spectrum Brands Holdings, Inc. (B/B1)
11,850,000	9.500	06/15/18	13,301,625
4,450,000	9.500 (a)	06/15/18	4,995,125
Spectrum Brands Holdings, Inc. (B-/B3)(a)
3,850,000	6.750	03/15/20	3,888,500
Visant Corp. (B-/Caa1)
16,040,000	10.000	10/01/17	14,917,200

			106,967,985

Consumer Products – Industrial – 0.0%
Interline Brands, Inc. (BB/B2)
2,500,000	7.000	11/15/18	2,637,500

Consumer Products – Non Durable – 0.6%
Constellation Brands, Inc. (BB+/Ba2)
4,500,000	8.375	12/15/14	5,073,750
9,443,000	7.250	05/15/17	10,717,805
Prestige Brands, Inc. (B-/B3)(a)
2,700,000	8.125	02/01/20	2,916,000
Prestige Brands, Inc. (BB-/Ba3)
6,000,000	8.250	04/01/18	6,525,000
Sally Holdings LLC (BB+/B1)(a)
10,200,000	6.875	11/15/19	10,837,500

			36,070,055

Defense – 0.4%
ADS Tactical, Inc. (B/B3)(a)
10,006,000	11.000	04/01/18	10,406,240
DynCorp International, Inc. (B-/B2)
1,750,000	10.375	07/01/17	1,522,500
Huntington Ingalls Industries, Inc. (B+/Ba3)
4,000,000	6.875	03/15/18	4,240,000
L-3 Communications Corp. (BB+/Ba1)
7,302,000	6.375	10/15/15	7,466,295

			23,635,035

Emerging Markets – 0.9%
Digicel Group Ltd. (NR/Caa1)(a)
18,500,000	8.875	01/15/15	18,731,250
5,071,000	9.125	01/15/15	5,172,420
9,055,000	10.500	04/15/18	9,960,500
Digicel Ltd. (NR/B1)(a)
400,000	8.250	09/01/17	422,000
7,800,000	7.000	02/15/20	7,917,000
Empresa de Energia de Bogota SA (BB+/Baa3)(a)
4,200,000	6.125	11/10/21	4,444,445

54          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal	Interest		Maturity
Amount	Rate		Date	Value

Corporate Obligations – (continued)
Emerging Markets – (continued)

Fosun International Ltd. (BB+/Ba3)
$4,500,000	7.500%		05/12/16	$4,207,500

				50,855,115

Energy – Coal – 1.1%
Arch Coal, Inc. (B+/B1)(a)
8,400,000	7.000		06/15/19	7,791,000
Peabody Energy Corp. (BB+/Ba1)
2,500,000	7.375		11/01/16	2,743,750
14,600,000	6.000	(a)	11/15/18	14,271,500
1,200,000	6.500		09/15/20	1,198,500
17,250,000	6.250	(a)	11/15/21	16,883,438
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp. (B/B2)
14,000,000	8.250		04/15/18	14,210,000
SunCoke Energy, Inc. (B+/B1)
4,850,000	7.625		08/01/19	4,971,250

				62,069,438

Energy – Exploration & Production – 7.0%
Antero Resources Finance Corp. (B+/B3)
5,850,000	9.375		12/01/17	6,332,625
Berry Petroleum Co. (B+/B2)
12,550,000	6.375		09/15/22	12,863,750
BreitBurn Energy Partners LP (B/B3)(a)
2,000,000	7.875		04/15/22	2,032,500
Chaparral Energy, Inc. (B-/Caa1)
4,200,000	8.875		02/01/17	4,378,500
6,500,000	9.875		10/01/20	7,215,000
6,050,000	8.250		09/01/21	6,413,000
Chesapeake Energy Corp. (BB+/Ba3)
10,250,000	9.500		02/15/15	11,697,812
6,375,000	7.250		12/15/18	6,773,437
18,200,000	2.500	(d)	05/15/37	16,713,060
850,000	2.250	(d)	12/15/38	692,017
Cimarex Energy Co. (BB+/Ba1)
8,050,000	5.875		05/01/22	8,150,625
Concho Resources, Inc. (BB+/B1)
1,700,000	8.625		10/01/17	1,853,000
760,000	7.000		01/15/21	817,000
8,500,000	6.500		01/15/22	8,978,125
CONSOL Energy, Inc. (BB/B1)
5,200,000	8.000		04/01/17	5,434,000
Continental Resources, Inc. (BB+/Ba2)
4,103,000	7.375		10/01/20	4,554,330
Copano Energy LLC/Copano Energy Finance Corp. (B+/B1)
10,000,000	7.125		04/01/21	10,525,000
Denbury Resources, Inc. (BB/B1)
1,375,000	9.750		03/01/16	1,505,625
5,000,000	8.250		02/15/20	5,587,500
3,500,000	6.375		08/15/21	3,683,750
Eagle Rock Energy Partners LP/Eagle Rock Energy Finance Corp. (B-/B3)
11,195,000	8.375		06/01/19	11,530,850
Encore Acquisition Co. (BB/B1)
3,250,000	9.500		05/01/16	3,570,938
Energy Partners Ltd. (B-/Caa1)
5,650,000	8.250		02/15/18	5,678,250
EV Energy Partners LP (B-/B3)
5,968,000	8.000		04/15/19	6,139,580
Gulfmark Offshore, Inc. (BB-/B1)(a)
2,000,000	6.375		03/15/22	2,000,000
Key Energy Services, Inc. (BB-/B1)
4,930,000	6.750		03/01/21	5,016,275
Kodiak Oil & Gas Corp. (B-/Caa1)(a)
7,000,000	8.125		12/01/19	7,393,750
Laredo Petroleum, Inc. (B-/Caa2)
13,050,000	9.500		02/15/19	14,550,750
Linn Energy LLC/Linn Energy Finance Corp. (B/B2)
7,750,000	6.500	(a)	05/15/19	7,478,750
6,500,000	6.250	(a)	11/01/19	6,272,500
1,700,000	8.625		04/15/20	1,827,500
16,300,000	7.750		02/01/21	16,911,250
Newfield Exploration Co. (BB+/Ba2)
6,500,000	6.875		02/01/20	6,808,750
Newfield Exploration Co. (BBB-/Ba1)
10,000,000	5.750		01/30/22	10,425,000
NFR Energy LLC/NFR Energy Finance Corp. (B-/Caa1)(a)
6,250,000	9.750		02/15/17	5,296,875
Petroleos de Venezuela SA (B+/NR)
5,000,000	5.250		04/12/17	3,775,000
12,000,000	8.500		11/02/17	10,662,000
Pioneer Natural Resources Co. (BBB-/Ba1)
4,000,000	6.650		03/15/17	4,570,000
5,000,000	6.875		05/01/18	5,887,500
Plains Exploration & Production Co. (BB/B1)
5,000,000	7.625		06/01/18	5,312,500
8,000,000	8.625		10/15/19	9,000,000
7,250,000	7.625		04/01/20	7,884,375
4,000,000	6.625		05/01/21	4,185,000
27,400,000	6.750		02/01/22	28,735,750
Precision Drilling Corp. (BB+/Ba1)(a)
2,150,000	6.500		12/15/21	2,254,813
Quicksilver Resources, Inc. (B/B2)
6,700,000	11.750		01/01/16	7,068,500
Range Resources Corp. (BB/Ba3)
8,625,000	8.000		05/15/19	9,465,937
1,000,000	6.750		08/01/20	1,082,500
2,950,000	5.000		08/15/22	2,898,375
Samson Investment Co. (B/B1)(a)
10,650,000	9.750		02/15/20	10,756,500
SandRidge Energy, Inc. (NR/B3)
6,875,000	7.500		03/15/21	6,771,875
SandRidge Energy, Inc. (B/B3)
7,361,000	9.875		05/15/16	7,986,685
6,925,000	8.000	(a)	06/01/18	6,994,250
3,250,000	8.750		01/15/20	3,363,750
SM Energy Co. (BB/B1)
5,250,000	6.500		11/15/21	5,551,875
Stone Energy Corp. (B/Caa1)
11,575,000	8.625		02/01/17	12,095,875

The accompanying notes are an integral part of these financial statements.          55

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)
March 31, 2012

Principal	Interest		Maturity
Amount	Rate		Date	Value

Corporate Obligations – (continued)
Energy – Exploration & Production – (continued)

Unit Corp. (BB-/B3)
$7,000,000	6.625%		05/15/21	$7,157,500
Whiting Petroleum Corp. (BB+/Ba3)
4,000,000	7.000		02/01/14	4,260,000
1,015,000	6.500		10/01/18	1,078,438

				405,900,672

Energy – Services – 1.9%
Atwood Oceanics, Inc. (BB/Ba3)
6,750,000	6.500		02/01/20	7,121,250
Basic Energy Services, Inc. (B/B2)
12,450,000	7.750		02/15/19	12,776,813
Bristow Group, Inc. (BB/Ba3)
2,550,000	7.500		09/15/17	2,658,375
Cie Generale de Geophysique – Veritas (BB-/Ba3)
4,800,000	6.500		06/01/21	4,909,289
Continental Resources, Inc. (BB+/Ba2)(a)
8,900,000	5.000		09/15/22	8,922,250
Key Energy Services, Inc. (BB-/B1)(a)
8,400,000	6.750		03/01/21	8,547,000
OGX Austria GMBH (B/B1)(a)
5,200,000	8.375		04/01/22	5,241,937
OGX Petroleo e Gas Participacoes SA (B/B1)(a)
20,000,000	8.500		06/01/18	20,809,105
Pioneer Drilling Co. (B/NR)
6,367,000	9.875		03/15/18	6,749,020
Pioneer Drilling Co. (B/B3)(a)
6,100,000	9.875		03/15/18	6,481,250
SESI LLC (BB+/Ba3)(a)
5,000,000	7.125		12/15/21	5,400,000
Transocean, Inc. (BBB-/Baa3)
4,700,000	5.050		12/15/16	5,029,831
Trinidad Drilling Ltd. (BB-/B2)(a)
14,203,000	7.875		01/15/19	15,116,151

				109,762,271

Entertainment & Leisure – 0.8%
AMC Entertainment, Inc. (CCC+/Caa1)
3,150,000	9.750		12/01/20	2,968,875
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp. (B/B2)
6,625,000	9.125		08/01/18	7,453,125
Cinemark USA, Inc. (B/B3)
3,850,000	7.375		06/15/21	4,129,125
GWR Operating Partnership LLP (BB-/B3)
8,167,000	10.875		04/01/17	9,024,535
MU Finance PLC (NR/NR)(a)
13,250,000	8.375		02/01/17	14,276,875
Palace Entertainment Holdings LLC/Palace Entertainment Holdings Corp. (B-/B2)(a)
5,475,000	8.875		04/15/17	5,680,313
Regal Entertainment Group (B-/B3)
1,100,000	9.125		08/15/18	1,204,500

				44,737,348

Environmental – 0.1%
Casella Waste Systems, Inc. (CCC+/Caa2)
7,212,000	7.750		02/15/19	7,157,910

Finance – 6.0%
ACE Cash Express, Inc. (B/B3)(a)
10,050,000	11.000		02/01/19	9,208,313
Ally Financial, Inc. (B+/B1)
14,900,000	6.750		12/01/14	15,570,500
7,200,000	8.300		02/12/15	7,830,000
34,080,000	6.250		12/01/17	35,145,000
10,050,000	8.000		03/15/20	11,205,750
5,800,000	8.000		11/01/31	6,380,000
American General Finance Corp. (CCC/B3)
12,164,000	6.900		12/15/17	9,457,510
CIT Group, Inc. (BB-/B1)
31,325,000	5.250	(a)	04/01/14	31,951,500
6,050,000	4.750	(a)	02/15/15	6,095,375
3,450,000	7.000	(a)	05/02/16	3,454,313
19,750,000	7.000	(a)	05/02/17	19,824,062
9,950,000	5.250		03/15/18	10,099,250
30,700,000	5.500	(a)	02/15/19	31,160,500
Citigroup Capital XXI (BB/Baa3)(c)
12,450,000	8.300		12/21/57	12,558,937
International Lease Finance Corp. (BBB-/B1)
13,635,000	6.625		11/15/13	14,009,962
1,000,000	5.650		06/01/14	1,020,000
3,750,000	4.875		04/01/15	3,703,125
12,125,000	8.625		09/15/15	13,337,500
20,950,000	5.750		05/15/16	20,926,515
10,500,000	8.750		03/15/17	11,681,250
International Lease Finance Corp. (BBB-/Ba3)(a)
1,000,000	6.750		09/01/16	1,077,500
4,900,000	7.125		09/01/18	5,377,750
National Money Mart Co. (B+/B2)
8,250,000	10.375		12/15/16	9,157,500
Oppenheimer Holdings, Inc. (B+/B2)
10,350,000	8.750		04/15/18	10,557,000
Provident Funding Associates (B/B2)(a)
6,125,000	10.125		02/15/19	4,900,000
Provident Funding Associates (BB/Ba3)(a)
2,750,000	10.250		04/15/17	2,674,375
RBS Capital Trust I (C/B3)
6,375,000	4.709		12/29/49	3,920,625
RBS Capital Trust III (C/B3)
22,750,000	5.512		09/29/49	14,105,000
Regions Bank (BBB-/Ba3)
5,893,000	7.500		05/15/18	6,673,823
Royal Bank of Scotland Group PLC (C/Ba3)(a)
8,300,000	6.990		10/29/49	6,723,000
Speedy Cash, Inc. (B/B3)(a)
5,950,000	10.750		05/15/18	6,158,250
Synovus Financial Corp. (B/B2)
4,650,000	7.875		02/15/19	4,789,500

				350,733,685

56          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal		Interest		Maturity
Amount		Rate		Date	Value

Corporate Obligations – (continued)

Finance Insurance – 0.8%
AXA SA (BBB/Baa1)(a)(c)
	$14,400,000	6.463%		12/14/49	$12,564,000
HUB International Holdings, Inc. (CCC+/Caa1)(a)
	8,900,000	9.000		12/15/14	9,078,000
Liberty Mutual Group, Inc. (BB/Baa3)(a)
	14,625,000	7.800		03/15/37	14,332,500
Towergate Finance PLC (NR/Ba3)
GBP	6,250,000	8.500		02/15/18	9,497,037

					45,471,537

Food – 1.5%
Bumble Bee Acquisition Corp. (B/B2)(a)
	$6,082,000	9.000		12/15/17	6,218,845
Bumble Bee Holdco SCA (CCC+/Caa1)(a)(e)
	10,375,000	9.625		03/15/18	9,363,437
Del Monte Corp. (CCC+/WR)
	24,100,000	7.625		02/15/19	23,919,250
Foodcorp Pty Ltd. (B-/B2)
EUR	5,250,000	8.750		03/01/18	6,931,904
Pilgrim’s Pride Corp. (B-/Caa1)
	$9,850,000	7.875		12/15/18	9,702,250
Pinnacle Foods Finance LLC (CCC+/Caa1)
	10,000,000	9.250		04/01/15	10,300,000
	13,000,000	10.625		04/01/17	13,715,000
Post Holdings, Inc. (B+/B1)(a)
	8,700,000	7.375		02/15/22	9,113,250

					89,263,936

Gaming – 5.7%
Caesars Entertainment Operating Co., Inc. (B/B2)
	20,000,000	11.250		06/01/17	21,800,000
Caesars Entertainment Operating Co., Inc. (CCC/NR)
	12,250,000	10.000		12/15/15	11,239,375
	13,600,000	10.000		12/15/18	10,506,000
Caesars Entertainment Operating Co., Inc. (CCC/Caa2)
	10,000,000	12.750		04/15/18	8,650,000
Caesars Entertainment Operating Co., Inc. (CCC/Caa3)
	2,724,000	5.375		12/15/13	2,519,700
	5,164,000	5.625		06/01/15	4,040,830
	6,850,000	10.750		02/01/16	5,976,625
CCM Merger, Inc. (NR/Caa2)(a)
	11,400,000	9.125		05/01/19	11,542,500
Chester Downs & Marina LLC (B+/B3)(a)
	6,650,000	9.250		02/01/20	7,015,750
Chukchansi Economic Development Authority (NR/Ca)(a)
	5,345,000	8.000		11/15/13	3,741,500
CityCenter Holdings LLC/CityCenter Finance Corp. (CCC/Caa2)(e)
	15,000,000	10.750		01/15/17	16,210,833
Downstream Development Authority of the Quapaw Tribe of Oklahoma (B/B3)(a)
	4,890,000	10.500		07/01/19	5,000,025
Gala Group Finance PLC (B+/B3)(a)
GBP	2,000,000	8.875		09/01/18	2,671,167
Gateway Casinos & Entertainment Ltd. (BB-/B3)(a)
CAD	6,375,000	8.875		11/15/17	6,614,993
Isle of Capri Casinos, Inc. (CCC+/Caa1)
	2,118,000	7.000		03/01/14	2,112,705
Marina District Finance Co., Inc. (BB-/B2)
	4,900,000	9.500		10/15/15	4,446,750
	5,350,000	9.875		08/15/18	4,895,250
MCE Finance Ltd. (B+/B1)
	10,875,000	10.250		05/15/18	12,207,188
MGM Resorts International (B+/Ba2)
	11,500,000	13.000		11/15/13	13,340,000
	4,750,000	11.125		11/15/17	5,355,625
	2,500,000	9.000		03/15/20	2,781,250
MGM Resorts International (B-/B3)
	24,750,000	6.625		07/15/15	25,399,687
	19,100,000	6.875		04/01/16	19,386,500
	18,125,000	7.500		06/01/16	18,668,750
	8,750,000	10.000		11/01/16	9,734,375
	4,000,000	11.375		03/01/18	4,740,000
	8,000,000	8.625	(a)	02/01/19	8,640,000
	3,100,000	7.750		03/15/22	3,154,250
Mohegan Tribal Gaming Authority (CCC/NR)(a)
	12,100,000	10.500		12/15/16	10,345,500
	1,555,000	11.000		09/15/18	1,150,700
Peermont Proprietary Global Ltd. (B-/B3)
EUR	11,250,000	7.750		04/30/14	13,428,688
Peninsula Gaming LLC (B/Caa1)
	$11,065,000	10.750		08/15/17	12,199,163
Pinnacle Entertainment, Inc. (NR/B3)
	4,400,000	7.750		04/01/22	4,609,000
Pinnacle Entertainment, Inc. (B/B3)
	7,375,000	8.750		05/15/20	8,038,750
Pinnacle Entertainment, Inc. (BB-/B1)
	6,000,000	8.625		08/01/17	6,525,000
Scientific Games International, Inc. (BB-/B1)
	4,500,000	9.250		06/15/19	4,995,000
Shingle Springs Tribal Gaming Authority (CCC/Caa2)(a)
	7,650,000	9.375		06/15/15	5,431,500
Snoqualmie Entertainment Authority (B/Caa1)(a)
	2,000,000	4.532	(c)	02/01/14	1,885,000
	11,750,000	9.125		02/01/15	11,779,375

					332,779,304

Health Care – Medical Products – 0.7%
Catalent Pharma Solutions, Inc. (B/Caa1)(c)(e)
	11,150,118	9.500		04/15/15	11,428,871
ConvaTec Healthcare E SA (B/Caa1)(a)
	4,007,000	10.500		12/15/18	4,177,297
ConvaTec Healthcare E SA (B+/Ba3)
EUR	750,000	7.375		12/15/17	1,030,283
Fresenius Medical Care US Finance, Inc. (BB+/Ba2)
	$6,625,000	6.875		07/15/17	7,363,621
	8,200,000	5.750	(a)	02/15/21	8,425,500
PSS World Medical, Inc. (BB-/Ba3)(a)
	5,450,000	6.375		03/01/22	5,640,750

					38,066,322

The accompanying notes are an integral part of these financial statements.          57

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)
March 31, 2012

Principal		Interest		Maturity
Amount		Rate		Date	Value

Corporate Obligations – (continued)

Health Care – Pharmaceuticals – 0.8%
Capsugel FinanceCo. SCA (B/Caa1)(a)
EUR	6,600,000	9.875%		08/01/19	$9,594,635
Endo Pharmaceuticals Holdings, Inc. (BB-/Ba3)
	$10,600,000	7.250		01/15/22	11,315,500
Valeant Pharmaceuticals International (BB-/B1)(a)
	8,000,000	6.500		07/15/16	8,140,000
	15,742,000	6.875		12/01/18	15,860,065
	50,000	7.250		07/15/22	49,750

					44,959,950

Health Care – Services – 6.6%
American Renal Holdings Co., Inc. (B/B2)
	14,266,000	8.375		05/15/18	15,157,625
American Renal Holdings Co., Inc. (CCC+/Caa2)(e)
	13,750,418	9.750		03/01/16	14,420,751
Community Health Systems, Inc. (B/B3)
	9,568,000	8.875		07/15/15	9,926,800
	42,950,000	8.000	(a)	11/15/19	44,345,875
DaVita, Inc. (B/B2)
	12,200,000	6.375		11/01/18	12,749,000
Emergency Medical Services Corp. (B-/Caa1)
	16,500,000	8.125		06/01/19	16,912,500
Gentiva Health Services, Inc. (CCC/Caa2)
	6,350,000	11.500		09/01/18	5,921,375
HCA, Inc. (B-/B3)
	4,750,000	6.500		02/15/16	5,058,750
	6,000,000	8.000		10/01/18	6,570,000
	35,000,000	7.500		02/15/22	37,100,000
HCA, Inc. (BB/B2)
	1,625,000	9.875		02/15/17	1,779,375
HCA, Inc. (BB/Ba3)
	2,150,000	8.500		04/15/19	2,370,375
	35,000,000	6.500		02/15/20	36,793,750
	22,175,000	7.875		02/15/20	24,364,781
	21,250,000	7.250		09/15/20	23,109,375
	7,750,000	5.875		03/15/22	7,759,688
Health Management Associates, Inc. (B-/B3)(a)
	11,100,000	7.375		01/15/20	11,349,750
HEALTHSOUTH Corp. (B+/B2)
	4,800,000	7.250		10/01/18	5,112,000
	5,500,000	8.125		02/15/20	6,029,375
	6,200,000	7.750		09/15/22	6,696,000
MPT Operating Partnership LP/MPT Finance Corp. (BB/NR)
	10,750,000	6.375		02/15/22	10,911,250
MPT Operating Partnership LP/MPT Finance Corp. (BB/Ba1)
	18,861,000	6.875		05/01/21	19,756,897
OnCure Holdings, Inc. (B/Caa1)
	6,250,000	11.750		05/15/17	4,125,000
Radiation Therapy Services, Inc. (CCC+/B3)
	4,375,000	9.875		04/15/17	3,521,875
Tenet Healthcare Corp. (BB-/B1)
	2,015,000	10.000		05/01/18	2,307,175
	19,935,000	6.250	(a)	11/01/18	20,632,725
	9,242,000	8.875		07/01/19	10,351,040
Tenet Healthcare Corp. (CCC+/Caa1)
	10,550,000	8.000		08/01/20	10,866,500
US Oncology, Inc. (NR/NR)
	32,250,000	9.125		08/15/17	645,000
USPI Finance Corp. (CCC+/Caa1)(a)
	10,250,000	9.000		04/01/20	10,583,125

					387,227,732

Home Construction – 0.6%
KB HOME (B/B2)
	353,000	6.250		06/15/15	346,823
	9,400,000	8.000		03/15/20	9,165,000
Meritage Homes Corp. (B+/B1)
	5,001,000	7.150		04/15/20	5,151,030
	13,600,000	7.000	(a)	04/01/22	13,600,000
PulteGroup, Inc. (BB-/B1)
	3,100,000	5.200		02/15/15	3,193,000
Toll Brothers Finance Corp. (BB+/Ba1)
	5,000,000	5.875		02/15/22	5,150,000

					36,605,853

Lodging – 0.8%
Felcor Lodging LP (B-/B2)
	5,802,000	10.000		10/01/14	6,643,290
	10,000,000	6.750		06/01/19	10,125,000
Host Hotels & Resorts LP (BB+/Ba1)
	6,700,000	6.750		06/01/16	6,901,000
	8,300,000	6.000		11/01/20	8,798,000
	9,000,000	6.000	(a)	10/01/21	9,607,500
	4,000,000	5.250	(a)	03/15/22	3,980,000

					46,054,790

Machinery – 0.3%
Constellation Enterprises LLC (B/B2)(a)
	5,125,000	10.625		02/01/16	5,022,500
Dresser-Rand Group, Inc. (B+/B1)
	11,500,000	6.500		05/01/21	12,017,500

					17,040,000

Media – Advertising – 0.0%
Lamar Media Corp. (BB-/B1)
	1,000,000	6.625		08/15/15	1,022,500

Media – Broadcasting & Radio – 1.8%
Allbritton Communications Co. (B/B2)
	5,650,000	8.000		05/15/18	6,024,313
Bonten Media Acquisition Co. (CCC-/Caa3)(a)(c)
	4,031,664	9.000		06/01/15	2,862,481
Clear Channel Communications, Inc. (CCC+/Caa1)
	10,000,000	9.000		03/01/21	9,000,000
Entercom Radio LLC (B-/Caa1)
	8,375,000	10.500		12/01/19	9,024,063
Entravision Communications Corp. (B/B1)
	3,000,000	8.750		08/01/17	3,172,500
Fox Acquisition Sub LLC (B-/Caa1)(a)
	1,250,000	13.375		07/15/16	1,362,500
Gray Television, Inc. (CCC/Caa2)
	13,729,000	10.500		06/29/15	14,278,160

58          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal		Interest		Maturity
Amount		Rate		Date	Value

Corporate Obligations – (continued)
Media – Broadcasting & Radio – (continued)

LIN Television Corp. (CCC+/Caa1)
	$10,250,000	8.375%		04/15/18	$10,724,062
Local TV Finance LLC (CCC+/Caa2)(a)(e)
	7,315,376	9.250		06/15/15	7,452,539
Nexstar Broadcasting, Inc./Mission Broadcasting, Inc. (B/B3)
	4,450,000	8.875		04/15/17	4,772,625
Salem Communications Corp. (B/B2)
	2,802,000	9.625		12/15/16	3,089,205
Sinclair Television Group, Inc. (BB-/B1)(a)
	4,000,000	9.250		11/01/17	4,450,000
Sirius XM Radio, Inc. (BBB-/Ba2)(a)
	2,750,000	9.750		09/01/15	2,970,000
Univision Communications, Inc. (B+/B2)(a)
	13,600,000	6.875		05/15/19	13,719,000
	1,500,000	7.875		11/01/20	1,575,000
Univision Communications, Inc. (CCC+/Caa2)(a)
	6,000,000	8.500		05/15/21	5,940,000
XM Satellite Radio, Inc. (BB/B2)(a)
	6,650,000	7.625		11/01/18	7,148,750

					107,565,198

Media – Cable – 3.3%
Adelphia Communications Corp. (NR/NR)
	2,000,000	10.250		06/15/49	10,000
CCO Holdings LLC/CCO Holdings Capital Corp. (BB-/B1)
	1,000,000	7.250		10/30/17	1,072,500
	4,125,000	7.875		04/30/18	4,424,062
	15,000,000	7.000		01/15/19	15,862,500
	5,500,000	7.375		06/01/20	5,981,250
	15,000,000	6.500		04/30/21	15,450,000
	16,000,000	6.625		01/31/22	16,640,000
CSC Holdings LLC (BB/Ba3)
	1,561,000	7.875		02/15/18	1,732,710
	1,750,000	7.625		07/15/18	1,942,500
	11,000,000	8.625		02/15/19	12,650,000
	13,600,000	6.750	(a)	11/15/21	14,178,000
DISH DBS Corp. (BB-/Ba2)
	9,850,000	7.125		02/01/16	10,884,250
	30,150,000	6.750		06/01/21	32,486,625
Harron Communications LP/Harron Finance Corp. (B-/Caa1)(a)
	5,450,000	9.125		04/01/20	5,654,375
Kabel Baden-Wurttemberg GmbH & Co. (B+/B1)(a)
	3,750,000	7.500		03/15/19	4,106,250
Unitymedia GmbH (B-/B3)
EUR	750,000	9.625		12/01/19	1,089,404
UPC Holding BV (B-/B2)
	20,100,000	8.375		08/15/20	27,690,194
Virgin Media Finance PLC (BB-/Ba2)
	$1,242,000	9.500		08/15/16	1,397,250
	11,000,000	8.375		10/15/19	12,347,500
	4,200,000	5.250		02/15/22	4,149,903
Virgin Media Investment Holdings Ltd. (BBB-/Baa3)
	125,000	6.500		01/15/18	135,753

					189,885,026

Media – Diversified – 0.5%
Quebecor Media, Inc. (B+/B1)(a)
CAD	12,875,000	7.375		01/15/21	13,521,041
Videotron Ltee (BB/Ba1)
	$5,625,000	9.125		04/15/18	6,236,719
	11,350,000	5.000	(a)	07/15/22	11,236,500

					30,994,260

Metals – 2.4%
AK Steel Corp. (BB-/B2)
	10,810,000	7.625		05/15/20	10,445,163
	12,500,000	8.375		04/01/22	12,125,000
Aleris International, Inc. (B+/B1)
	2,252,000	7.625		02/15/18	2,350,525
Calcipar SA (BB-/B1)
EUR	5,500,000	1.983	(c)	07/01/14	7,115,288
	$25,750,000	6.875	(a)	05/01/18	26,282,884
FMG Resources (August 2006) Pty Ltd. (BB-/B1)(a)
	6,150,000	6.375		02/01/16	6,108,798
	7,350,000	6.000		04/01/17	7,306,171
	18,500,000	6.875		02/01/18	18,453,750
Novelis, Inc. (B/B2)
	5,100,000	8.375		12/15/17	5,533,500
	7,550,000	8.750		12/15/20	8,286,125
Steel Dynamics, Inc. (BB+/Ba2)
	7,750,000	7.375		11/01/12	7,924,375
	11,450,000	7.750		04/15/16	11,822,125
Thompson Creek Metals Co., Inc.(B/Caa2)
	19,560,000	7.375		06/01/18	18,190,800

					141,944,504

Packaging – 3.5%
AEP Industries, Inc. (B-/B3)
	5,095,000	8.250		04/15/19	5,387,962
Ardagh Glass Finance PLC (B-/B3)
EUR	6,000,000	8.750		02/01/20	7,902,170
Ardagh Packaging Finance PLC (B-/B3)
	$4,475,000	9.125	(a)	10/15/20	4,747,438
EUR	4,250,000	9.250		10/15/20	5,781,588
Ardagh Packaging Finance PLC (BB-/Ba3)
	5,000,000	7.375		10/15/17	7,068,608
Ball Corp. (BB+/Ba1)
	$12,550,000	5.750		05/15/21	13,365,750
	5,000,000	5.000		03/15/22	5,018,750
Berry Plastics Corp. (B/B1)(c)
	9,950,000	5.322		02/15/15	9,900,250
Beverage Packaging Holdings Luxembourg II SA (B-/Caa1)
EUR	9,500,000	8.000		12/15/16	11,656,535
	22,375,000	9.500		06/15/17	26,558,962
Crown Americas LLC (BB/Ba3)
	$7,500,000	7.625		05/15/17	8,071,875
	6,750,000	6.250		02/01/21	7,256,250
Crown Cork & Seal Co., Inc. (BB-/B1)
	1,000,000	7.375		12/15/26	1,050,000
Crown European Holdings SA (BB/Ba1)
EUR	3,625,000	7.125		08/15/18	5,161,001
Graphic Packaging International, Inc. (BB+/B2)
	$5,300,000	9.500		06/15/17	5,869,750

The accompanying notes are an integral part of these financial statements.          59

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)
March 31, 2012

Principal		Interest	Maturity
Amount		Rate	Date	Value

Corporate Obligations – (continued)
Packaging – (continued)

Greif Luxembourg Finance SCA (BB/Ba2)(a)
EUR	3,700,000	7.375%	07/15/21	$5,119,740
Plastipak Holdings, Inc. (B/B3)(a)
	$4,000,000	8.500	12/15/15	4,140,000
Reynolds Group Holdings Ltd. (B-/Caa1)(a)
	11,300,000	9.875	08/15/19	11,554,250
	14,000,000	8.250	02/15/21	13,125,000
Reynolds Group Issuer, Inc. (B-/Caa1)(a)
	3,800,000	9.250	05/15/18	3,762,000
	3,200,000	9.000	04/15/19	3,144,000
Reynolds Group Issuer, Inc. (BB-/Ba3)(a)
	7,125,000	7.125	04/15/19	7,427,812
	10,200,000	7.875	08/15/19	10,965,000
	1,075,000	6.875	02/15/21	1,107,250
Sealed Air Corp. (BB/B1)(a)
	7,750,000	8.125	09/15/19	8,544,375
	2,500,000	8.375	09/15/21	2,793,750
Silgan Holdings, Inc. (BB-/Ba2)(a)
	8,400,000	5.000	04/01/20	8,358,000

				204,838,066

Paper – 1.5%
Ainsworth Lumber Co., Ltd. (B-/Caa1)(a)(e)
	9,324,296	11.000	07/29/15	7,459,437
Clearwater Paper Corp. (BB/Ba3)
	7,975,000	7.125	11/01/18	8,473,437
Longview Fibre Paper & Packaging, Inc. (B+/B2)(a)
	14,000,000	8.000	06/01/16	14,262,500
NewPage Corp. (NR/WR)(b)
	7,450,000	11.375	12/31/14	4,879,750
PE Paper Escrow GmbH (BB/Ba2)(a)
	6,875,000	12.000	08/01/14	7,476,562
Sappi Papier Holding GmbH (B/B2)(a)
	3,875,000	7.500	06/15/32	3,148,438
Sappi Papier Holding GmbH (BB/Ba2)(a)
	8,525,000	6.625	04/15/21	8,013,500
Stone Container Finance Co. of Canada II (NR/WR)(b)
	2,250,000	7.375	07/15/14	45,000
Stora Enso OYJ (BB/Ba2)(a)
	8,085,000	7.250	04/15/36	7,171,535
Verso Paper Holdings LLC/Verso Paper, Inc. (B/B2)
	7,500,000	8.750	02/01/19	4,125,000
Verso Paper Holdings LLC/Verso Paper, Inc. (BB-/Ba2)(a)
	3,550,000	11.750	01/15/19	3,656,500
Weyerhaeuser Co. (BBB-/Ba1)
	17,865,000	7.375	03/15/32	19,004,368

				87,716,027

Printing – 0.1%
Checkout Holding Corp. (B-/Caa1)(a)(f)
	6,375,000	0.000	11/15/15	2,741,250
SGS International, Inc. (B/B2)
	5,256,000	12.000	12/15/13	5,269,140

				8,010,390

Publishing – 0.5%
Houghton Mifflin Harcourt Publishing Co. (NR/Caa3)(a)
	14,050,000	10.500	06/01/19	7,587,000
Morris Publishing Group LLC (NR/NR)
	1,033,186	10.000	09/01/14	942,782
Nielsen Finance LLC (BB-/B2)
	3,250,000	11.500	05/01/16	3,737,500
	4,500,000	7.750	10/15/18	4,972,500
ProQuest LLC/ProQuest Notes Co. (B-/Caa1)(a)
	10,600,000	9.000	10/15/18	9,169,000
Truvo Subsidiary Corp. (NR/WR)(b)
EUR	16,750,000	8.500	12/01/14	—

				26,408,782

Real Estate – 0.5%
CB Richard Ellis Services, Inc. (B+/Ba1)
	$6,150,000	6.625	10/15/20	6,519,000
CB Richard Ellis Services, Inc. (B+/Ba2)
	5,000,000	11.625	06/15/17	5,662,500
Realogy Corp. (CCC-/Caa1)(a)
	14,350,000	9.000	01/15/20	14,708,750

				26,890,250

Restaurants – 0.5%
CKE Holdings, Inc. (CCC/Caa1)(a)(e)
	10,043,947	10.500	03/14/16	10,295,045
DineEquity, Inc. (CCC+/B3)
	12,500,000	9.500	10/30/18	13,656,250
Seminole Hard Rock Entertainment, Inc. (BB/B2)(a)(c)
	7,000,000	2.974	03/15/14	6,895,000

				30,846,295

Retailers – 1.3%
AutoNation, Inc. (BB+/Ba2)
	7,250,000	5.500	02/01/20	7,358,750
Burlington Coat Factory Warehouse Corp. (NR/Caa1)
	8,500,000	10.000	02/15/19	8,797,500
Claire’s Stores, Inc. (CCC/Caa3)
	16,800,000	8.875	03/15/19	14,742,000
Levi Strauss & Co. (B+/B2)
EUR	3,900,000	7.750	05/15/18	5,279,450
Limited Brands, Inc. (BB+/Ba1)
	$14,337,000	6.625	04/01/21	15,555,645
	7,050,000	5.625	02/15/22	7,120,500
The Jones Group, Inc. (B+/Ba3)
	19,000,000	6.875	03/15/19	18,477,500

				77,331,345

Retailers – Food & Drug – 1.2%
Ingles Markets, Inc. (BB-/B1)
	6,000,000	8.875	05/15/17	6,495,000
Rite Aid Corp. (B+/B3)
	1,250,000	8.000	08/15/20	1,443,750
Rite Aid Corp. (B-/Caa2)
	12,750,000	7.500	03/01/17	12,973,125
Rite Aid Corp. (CCC/Caa3)
	11,800,000	9.375	12/15/15	12,036,000
	24,050,000	9.500	06/15/17	24,050,000

60          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal		Interest		Maturity
Amount		Rate		Date	Value

Corporate Obligations – (continued)
Retailers – Food & Drug – (continued)

Supervalu, Inc. (B/B2)
	$5,375,000	7.500%		11/15/14	$5,442,188
	5,500,000	8.000		05/01/16	5,761,250

					68,201,313

Services Cyclical – Business Services – 1.6%
ACCO Brands Corp. (B-/Caa1)
	7,275,000	7.625		08/15/15	7,465,969
Carlson Wagonlit BV (B-/Caa1)(c)
EUR	10,500,000	6.881		05/01/15	13,583,731
CoreLogic, Inc. (B+/Ba3)(a)
	$18,800,000	7.250		06/01/21	19,364,000
Garda World Security Corp. (B/B2)(a)
	3,000,000	9.750		03/15/17	3,217,500
iPayment, Inc. (CCC+/B3)
	4,950,000	10.250		05/15/18	4,529,250
Sitel LLC/Sitel Finance Corp. (B-/Caa2)
	14,575,000	11.500		04/01/18	10,494,000
The Geo Group, Inc. (B+/B1)
	11,425,000	6.625		02/15/21	11,939,125
TransUnion Holding Co., Inc. (B-/Caa1)(a)(e)
	1,000,000	9.625		06/15/18	1,050,000
TransUnion LLC/TransUnion Financing Corp. (B-/B3)
	10,500,000	11.375		06/15/18	12,311,250
West Corp. (B/B3)
	4,875,000	8.625		10/01/18	5,368,594
West Corp. (B-/Caa1)
	4,560,000	11.000		10/15/16	4,827,900

					94,151,319

Services Cyclical – Rental Equipment – 1.2%
B-Corp Merger Sub, Inc. (CCC+/Caa1)(a)
	12,935,000	8.250		06/01/19	13,323,050
Maxim Crane Works LP (B/Caa2)(a)
	5,400,000	12.250		04/15/15	5,130,000
RSC Equipment Rental, Inc. (B-/Caa1)
	16,834,000	9.500		12/01/14	17,296,935
RSC Equipment Rental/RSC Holdings Inc. (B-/Caa1)
	5,250,000	8.250		02/01/21	5,578,125
United Rentals North America, Inc. (B/B3)
	6,500,000	10.875		06/15/16	7,345,000
United Rentals North America, Inc. (CCC+/Caa1)
	1,000,000	8.375		09/15/20	1,032,500
UR Financing Escrow Corp. (B/B3)(a)
	7,250,000	7.375		05/15/20	7,376,875
	8,700,000	7.625		04/15/22	8,939,250
UR Financing Escrow Corp. (BB-/Ba3)(a)
	2,900,000	5.750		07/15/18	2,965,250

					68,986,985

Technology – Hardware – 2.0%
Alcatel-Lucent (B/B2)
EUR	6,425,000	8.500		01/15/16	8,783,246
Alcatel-Lucent USA, Inc. (B/WR)
	$11,000,000	6.450		03/15/29	8,635,000
Brightstar Corp. (BB-/B1)(a)
	11,150,000	9.500		12/01/16	11,596,000
CDW LLC/CDW Finance Corp. (CCC+/Caa1)
	7,550,000	12.535		10/12/17	8,201,188
CommScope, Inc. (B/B3)(a)
	19,350,000	8.250		01/15/19	20,607,750
EN Germany Holdings BV (B-/B3)
EUR	11,354,000	10.750		11/15/15	14,839,969
Freescale Semiconductor, Inc. (B/B1)(a)
	$2,650,000	10.125		03/15/18	2,968,000
Freescale Semiconductor, Inc. (CCC+/Caa1)
	3,150,000	8.050		02/01/20	3,165,750
	12,550,000	10.750		08/01/20	13,993,250
MEMC Electronic Materials, Inc. (BB/B3)
	18,800,000	7.750		04/01/19	14,852,000
Seagate HDD Cayman (BB+/Ba1)(a)
	4,363,000	7.000		11/01/21	4,712,040
Welltec A/S (BB-/B1)(a)
	4,500,000	8.000		02/01/19	4,365,000

					116,719,193

Technology – Software/Services – 3.3%
Aspect Software, Inc. (B-/Caa1)
	5,585,000	10.625		05/15/17	5,961,988
Epicor Software Corp. (NR/Caa1)
	5,750,000	8.625		05/01/19	5,865,000
Equinix, Inc. (BB-/Ba2)
	11,331,000	7.000		07/15/21	12,435,772
Fidelity National Information Services, Inc. (BB+/Ba2)
	6,100,000	7.625		07/15/17	6,679,500
	6,250,000	7.875		07/15/20	6,921,875
First Data Corp. (B+/B1)(a)
	7,000,000	7.375		06/15/19	7,105,000
First Data Corp. (B-/Caa1)
	21,450,000	10.550		09/24/15	21,718,125
	18,000,000	8.250	(a)	01/15/21	17,640,000
	22,987,000	12.625		01/15/21	23,159,402
	41,950,000	8.750	(a)(e)	01/15/22	40,481,750
Lawson Software, Inc. (NR/Caa1)(a)
	7,450,000	9.375		04/01/19	7,692,125
Sabre Holdings Corp. (CCC+/Caa1)
	11,650,000	8.350		03/15/16	10,543,250
Serena Software, Inc. (CCC+/Caa1)
	6,076,000	10.375		03/15/16	6,281,065
SunGard Data Systems, Inc. (B/Caa1)
	11,000,000	10.625		05/15/15	11,584,430
	8,000,000	7.375		11/15/18	8,500,000

					192,569,282

Telecommunications – 2.8%
Cincinnati Bell, Inc. (B/B1)
	2,500,000	8.375		10/15/20	2,525,000
Cincinnati Bell, Inc. (CCC+/B3)
	2,750,000	8.750		03/15/18	2,578,125
Frontier Communications Corp. (BB/Ba2)
	3,720,000	6.625		03/15/15	3,859,500
	6,750,000	7.875		04/15/15	7,247,812
	35,050,000	8.250		04/15/17	37,678,750
	20,000,000	8.125		10/01/18	21,100,000

The accompanying notes are an integral part of these financial statements.          61

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)
March 31, 2012

Principal		Interest		Maturity
Amount		Rate		Date	Value

Corporate Obligations – (continued)
Telecommunications – (continued)

Level 3 Financing, Inc. (CCC/B3)
	$14,000,000	4.506	%(c)	02/15/15	$13,510,000
	6,358,000	8.750		02/15/17	6,652,058
	14,500,000	10.000		02/01/18	15,877,500
	3,650,000	9.375		04/01/19	3,992,188
	6,625,000	8.125		07/01/19	6,823,750
Qwest Communications International, Inc. (BB/Baa3)
	9,750,000	7.125		04/01/18	10,444,687
Sunrise Communications Holdings SA (B/B3)
EUR	2,500,000	8.500		12/31/18	3,550,975
Sunrise Communications International SA (BB/Ba3)
CHF	2,625,000	7.000		12/31/17	3,096,959
Windstream Corp. (B+/Ba3)
	$5,000,000	8.125		08/01/13	5,312,500
	7,375,000	7.875		11/01/17	8,149,375
	8,000,000	7.750		10/15/20	8,560,000
	3,500,000	7.500		06/01/22	3,675,000

					164,634,179

Telecommunications – Cellular – 3.6%
CC Holdings GS V LLC/Crown Castle GS III Corp. (BB/Baa3)(a)
	5,125,000	7.750		05/01/17	5,599,063
Crown Castle International Corp. (B-/B1)
	8,125,000	9.000		01/15/15	8,937,500
	4,300,000	7.125		11/01/19	4,708,500
Sprint Capital Corp. (B+/B3)
	49,450,000	6.900		05/01/19	42,897,875
	46,625,000	8.750		03/15/32	40,097,500
Sprint Nextel Corp. (B+/B3)
	21,818,000	6.000		12/01/16	19,472,565
	20,000,000	8.375		08/15/17	19,300,000
	20,000,000	11.500	(a)	11/15/21	21,550,000
Sprint Nextel Corp. (BB-/Ba3)(a)
	24,650,000	9.000		11/15/18	27,053,375
Wind Acquisition Finance SA (BB/Ba3)
	1,025,000	7.250	(a)	02/15/18	963,500
EUR	14,400,000	7.375		02/15/18	17,716,866
Wind Acquisition Finance SA (BB-/B3)
	2,500,000	11.750		07/15/17	3,150,865

					211,447,609

Telecommunications – Satellites – 1.7%
Intelsat Jackson Holdings Ltd. (B/B3)
	$10,125,000	9.500		06/15/16	10,580,625
Intelsat Jackson Holdings SA (B/B3)
	2,220,000	7.250		04/01/19	2,339,325
	8,500,000	7.250		10/15/20	8,925,000
	9,025,000	7.500		04/01/21	9,498,812
Intelsat Jackson Holdings SA (CCC+/Caa2)
	15,250,000	11.250		06/15/16	16,050,625
Intelsat Luxembourg SA (CCC+/Caa3)
	7,500,000	11.250		02/04/17	7,818,750
	6,500,000	11.500	(a)(e)	02/04/17	6,695,000
	37,550,000	11.500	(e)	02/04/17	39,052,000

					100,960,137

Textiles & Apparel – 0.5%
Hanesbrands, Inc. (BB-/B1)
	13,450,000	6.375		12/15/20	13,786,250
Quiksilver, Inc. (B/Ba3)
EUR	2,825,000	8.875		12/15/17	3,805,379
Quiksilver, Inc. (CCC+/Caa1)
	$11,500,000	6.875		04/15/15	11,528,750

					29,120,379

Transportation – 0.6%
ACL I Corp. (B-/Caa1)(a)(e)
	9,633,992	10.625		02/15/16	9,493,965
Aguila 3 SA (B/B2)(a)
	11,900,000	7.875		01/31/18	12,405,750
Commercial Barge Line Co. (BB-/B2)
	3,475,000	12.500		07/15/17	3,900,687
Florida East Coast Holdings Corp. (CCC/Caa3)(e)
	7,031,250	10.500		08/01/17	5,493,164
Florida East Coast Railway Corp. (B-/B3)
	1,650,000	8.125		02/01/17	1,683,000

					32,976,566

Utilities – Distribution – 0.7%
AmeriGas Finance LLC/AmeriGas Finance Corp. (NR/Ba2)
	16,525,000	6.750		05/20/20	16,731,563
AmeriGas Partners LP/AmeriGas Finance Corp. (NR/Ba3)
	3,000,000	6.250		08/20/19	2,992,500
	263,000	6.500		05/20/21	265,630
Ferrellgas LP/Ferrellgas Finance Corp. (B+/B2)
	2,558,000	9.125		10/01/17	2,647,530
	3,900,000	6.500		05/01/21	3,524,625
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp. (B-/B3)
	3,006,000	8.625		06/15/20	2,720,430
Inergy LP/Inergy Finance Corp. (B+/Ba3)
	5,250,000	7.000		10/01/18	5,145,000
	8,376,000	6.875		08/01/21	8,082,840

					42,110,118

Utilities – Electric – 3.5%
Calpine Corp. (BB-/B1)(a)
	33,200,000	7.250		10/15/17	35,192,000
CDW LLC/CDW Finance Corp. (CCC+/B3)
	15,700,000	8.500		04/01/19	16,720,500
CMS Energy Corp. (BB+/Ba1)
	4,000,000	5.050		03/15/22	3,990,000
DPL, Inc. (BB+/Ba1)(a)
	3,000,000	6.500		10/15/16	3,217,500
	26,050,000	7.250		10/15/21	28,915,500
Edison Mission Energy (CCC+/Caa3)
	31,400,000	7.000		05/15/17	19,860,500
	8,857,000	7.200		05/15/19	5,491,340
NRG Energy, Inc. (BB-/B1)
	11,800,000	7.625		01/15/18	11,829,500
	11,600,000	7.875		05/15/21	11,107,000
NV Energy, Inc. (BB+/Ba2)
	11,000,000	6.250		11/15/20	11,880,000
Puget Energy, Inc. (BB+/Ba1)
	14,750,000	6.000		09/01/21	15,575,991

62          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Corporate Obligations – (continued)
Utilities – Electric – (continued)

The AES Corp. (BB-/Ba3)
$5,150,000	7.750%	10/15/15	$5,742,250
14,300,000	8.000	10/15/17	16,087,500
6,000,000	8.000	06/01/20	6,840,000
9,250,000	7.375 (a)	07/01/21	10,267,500

			202,717,081

Utilities – Pipelines – 1.5%
Crosstex Energy LP/Crosstex Energy Finance Corp. (B+/B2)
15,545,000	8.875	02/15/18	16,516,563
El Paso Corp. (BB-/Ba3)
10,500,000	7.000	06/15/17	11,707,500
2,555,000	7.250	06/01/18	2,874,375
4,000,000	6.500	09/15/20	4,410,000
3,944,000	7.800	08/01/31	4,520,810
El Paso Natural Gas Co. (BB/Baa3)
2,750,000	8.375	06/15/32	3,351,040
El Paso Pipeline Partners Operating Co. LLC (BB/Ba1)
4,750,000	5.000	10/01/21	4,914,089
Enterprise Products Operating LLC (BB+/Baa3)(c)
3,750,000	8.375	08/01/66	4,082,813
3,285,000	7.034	01/15/68	3,531,375
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. (BB/Ba3)
2,750,000	6.750	11/01/20	2,970,000
3,850,000	6.500	08/15/21	4,090,625
Regency Energy Partners LP (BB-/B1)
9,000,000	9.375	06/01/16	9,855,000
8,250,000	6.500	07/15/21	8,683,125
Targa Resources Partners LP (BB/Ba3)
5,625,000	11.250	07/15/17	6,412,500

			87,919,815

TOTAL CORPORATE OBLIGATIONS
(Cost $5,150,674,754)			$5,293,410,099

Senior Term Loans(g) – 1.9%
Airlines – 0.2%
Delta Air Lines, Inc. (BB-/Ba2)
$9,974,889	5.500%	04/20/17	$9,949,952

Automotive – 0.2%
Chrysler Group LLC (B+/B2)
8,678,141	6.000	05/24/17	8,807,358

Automotive Parts – 0.0%
Allison Transmission, Inc. (B/B2)
969,096	2.750	08/07/14	961,052

Consumer Cyclical Services – 0.0%
Asurion Corp. (BB-/Ba3)
2,850,000	11.000	09/02/19	2,881,550

Consumer Products – Household & Leisure – 0.1%
Prestige Brands, Inc. (BB-/Ba3)
1,924,242	5.297	01/31/19	1,934,672
Yankee Candle Co., Inc. (B+/B1)
3,200,000	4.000	04/02/19	3,207,328

			5,142,000

Finance – 0.1%
Nuveen Investments, Inc. (B/B3)
5,150,717	5.755	11/13/14	5,150,717

Food & Beverages – 0.1%
U.S. Foodservice, Inc. (NR/B3)
5,754,675	2.740	07/03/14	5,550,844

Gaming – 0.1%
Caesars Entertainment Operating Co. (B/Caa1)
3,750,000	3.242	01/28/15	3,567,788

Media – 0.1%
EMI Music Publishing Ltd. (BB-/Ba3)
8,200,000	4.250	11/14/17	8,238,950

Media – Broadcasting & Radio – 0.3%
Clear Channel Communications, Inc. (CCC+/Caa1)
22,772,577	3.891	01/28/16	18,414,816

Real Estate – 0.1%
Realogy Corp. (CCC-/Caa1)
594,204	0.090	10/10/16	553,501
7,555,796	4.770	10/10/16	7,038,224

			7,591,725

Services Cyclical – Rental Equipment – 0.1%
Ahern Rentals, Inc. (CCC+/Ca)
3,962,721	16.000	12/15/12	3,853,746

Technology – Software/Services – 0.1%
Lawson Software, Inc. (B+/B1)
5,510,000	6.250	03/30/18	5,532,371

Telecommunications – Internet & Data – 0.1%
Level 3 Financing, Inc. (B+/Ba3)
5,600,000	5.750	08/31/18	5,650,176

Utilities – Pipelines – 0.3%
Energy Transfer Equity LP (BB-/Ba2)
17,350,000	3.750	03/23/17	17,013,931

TOTAL SENIOR TERM LOANS
(Cost $108,429,935)			$108,306,976

Shares	Rate	Value

Preferred Stocks – 0.1%
Ally Financial, Inc.(a)
3,070	7.000%	$2,557,598
Spanish Broadcasting Systems, Inc.(d)(e)
3,074	10.750	1,998,100

TOTAL PREFERRED STOCKS
(Cost $5,031,392)		$4,555,698

The accompanying notes are an integral part of these financial statements.          63

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)
March 31, 2012

Shares	Description	Value

Common Stocks – 0.2%
600,000	Cablevision Systems Corp. Class A	$8,808,000
112,122	General Motors Co.(b)	2,875,929
6,252	Masonite Worldwide Holdings(b)	178,182
3,874	Panolam Holdings Co.(b)	40
2,500	Port Townsend Holdings Co., Inc.(b)	—
250	Simmons Bedding Co.(b)	—

TOTAL COMMON STOCKS
(Cost $27,026,923)		$11,862,151

		Expiration
Units	Description	Date	Value

Warrants(b) – 0.1%
General Motors Co.
101,928		07/10/16	$1,695,063
101,928		07/10/19	1,141,593
Masonite Worldwide Holdings
30,311		06/09/14	18,944
22,734		05/20/16	23,871
Nortek, Inc.
11,520		12/07/14	26,496

TOTAL WARRANTS
(Cost $8,012,428)			$2,905,967

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $5,299,175,432)			$5,421,040,891

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(h) – 7.1%
Repurchase Agreement – 7.1%
Joint Repurchase Agreement Account II
$416,700,000	0.147%	04/02/12	$416,700,000
(Cost $416,700,000)

TOTAL INVESTMENTS – 100.1%
(Cost $5,715,875,432)			$5,837,740,891

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%			(4,650,611)

NET ASSETS – 100.0%			$5,833,090,280

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,547,687,707, which represents approximately 26.5% of net assets as of March 31, 2012.

(b)	Security is currently in default and/or non-income producing.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2012.

(d)	Security with “Put” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(e)	Pay-in-kind securities.

(f)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(g)	Senior Term Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility at March 31, 2012. Senior Term Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(h)	Joint repurchase agreement was entered into on March 30, 2012. Additional information appears on page 97.

Security ratings disclosed, if any, are obtained from Standard & Poor’s/Moody’s Investors Service and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Currency Abbreviations:
CAD	—	Canadian Dollar
CHF	—	Swiss Franc
EUR	—	Euro
GBP	—	British Pound

Investment Abbreviations:
NR	—	Not Rated
WR	—	Withdrawn Rating

64          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

As a % of
Net Assets

Investments Industry Classifications†
Aerospace	0.5%
Agriculture	0.4
Airlines	0.6
Auto Manufacturers	0.1
Automotive	2.6
Automotive Parts	2.6
Banks	0.6
Building Materials	0.5
Capital Goods	1.4
Chemicals	2.3
Conglomerates	0.4
Construction Machinery	0.7
Consumer Products	2.7
Defense	0.4
Emerging Markets	0.9
Energy	10.0
Entertainment & Leisure	0.8
Environmental	0.1
Finance	6.9
Food	1.6
Gaming	5.8
Health Care	8.1
Home Construction	0.6
Lodging	0.8
Machinery	0.3
Media	6.2
Metals	2.4
Packaging	3.5
Paper	1.5
Printing	0.1
Publishing	0.5
Real Estate	0.5
Restaurants	0.5
Retailers	2.5
Services Cyclical	2.9
Technology	5.4
Telecommunications	8.2
Textiles & Apparel	0.5
Transportation	0.6
Utilities	6.0
Short-term Investments#	7.0

TOTAL INVESTMENTS	100.0%

†	Industry concentrations greater than one-tenth of one percent are disclosed.

#	Short-term Investments include repurchase agreements and other assets/liabilities.

The accompanying notes are an integral part of these financial statements.          65

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)
March 31, 2012

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2012, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

	Contracts to	Settlement	Current	Unrealized
Counterparty	Buy/Sell	Date	Value	Gain

Barclays Bank PLC	EUR/USD	04/04/12	$27,753,602	$43,748
Deutsche Bank AG (London)	USD/CAD	04/04/12	19,547,308	215,526

TOTAL				$259,274

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

	Contracts to	Settlement	Current	Unrealized
Counterparty	Buy/Sell	Date	Value	Loss

Citibank NA	USD/EUR	04/04/12	$238,565,082	$(643,459)
	USD/GBP	04/04/12	14,245,341	(51,547)

TOTAL				$(695,006)

SWAP CONTRACTS — At March 31, 2012, the Fund had the following swap contracts:

CREDIT DEFAULT SWAP CONTRACTS

						Market Value
		Notional	Rates		Credit	Upfront
	Referenced	Amount	Received	Termination	Spread at	Payments	Unrealized
Counterparty	Obligation	(000s)	(Paid)	Date	March 31, 2012(a)	Made (Received)	Gain (Loss)

Protection Sold:
Bank of America Securities LLC	CDX North America High Yield Index 17	$48,500	5.000%	12/20/16	5.429%	$(1,451,632)	$715,410
Citibank NA	CDX North America High Yield Index 17	48,500	5.000	12/20/16	5.429	(693,024)	(43,198)
JPMorgan Securities, Inc.	CDX North America High Yield Index 17	97,000	5.000	12/20/16	5.429	(2,256,473)	784,029

TOTAL						$(4,401,129)	$1,456,241

(a)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

66          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments
March 31, 2012

Principal	Interest	Maturity
Amount	Rate	Date	Value

Senior Term Loans(a) – 81.1%
Aerospace – 1.4%
Sequa Corp. (B-/B1)
$1,496,250	6.250%	12/03/14	$1,499,527
Transdigm, Inc. (BB-/Ba2)
7,564,544	4.000	02/14/17	7,560,259

			9,059,786

Airlines – 2.5%
Delta Air Lines, Inc. (BB-/Ba2)
1,734,981	4.250	03/07/16	1,656,907
7,394,125	5.500	04/20/17	7,375,640
Flying Fortress, Inc. (BB-/Ba3)
6,850,000	5.000	02/23/17	6,875,687

			15,908,234

Automotive – 1.0%
Autoparts Holdings Ltd. (B+/B1)
249,373	6.500	07/28/17	250,620
Autoparts Holdings Ltd. (B-/Caa1)
1,250,000	10.500	01/29/18	1,226,562
Chrysler Group LLC (B+/B2)
4,962,500	6.000	05/24/17	5,036,392

			6,513,574

Automotive – Parts – 4.0%
Allison Transmission, Inc. (B/B2)
6,806,093	2.750	08/07/14	6,749,602
Delphi Corp. (BBB/Baa3)
4,462,745	3.500	03/31/17	4,454,757
Remy International, Inc. (B+/B1)
3,860,309	6.250	12/16/16	3,860,309
Tomkins LLC (BB/NR)
11,165,269	4.250	09/29/16	11,165,269

			26,229,937

Building Materials – 0.7%
Armstrong World Industries, Inc. (BB-/B1)
2,745,249	4.000	03/09/18	2,739,758
Tube City IMS Corp. (B+/B1)
1,550,000	5.750	03/20/19	1,547,412

			4,287,170

Capital Goods – Others – 0.4%
Colfax, Corp. (NR/Ba2)
2,493,750	4.500	01/11/19	2,494,598

Chemicals – 2.0%
Ashland, Inc. (BB/Baa3)
3,978,571	3.750	08/23/18	3,977,617
Rockwood Specialties Group, Inc. (BBB-/Ba1)
2,465,050	3.500	02/09/18	2,479,224
Solutia, Inc. (BB+/Ba1)
6,478,752	3.500	08/01/17	6,467,738

			12,924,579

Consumer Products – Household & Leisure – 3.3%
ACCO Brands Corp. (BB+/Baa1)
1,250,000	3.250	03/08/19	1,249,225
Armored Autogroup, Inc. (B+/Ba3)
3,405,261	6.000	11/04/16	3,342,264
B&G Foods, Inc. (NR/Ba2)
1,246,875	4.500	11/30/18	1,249,369
BJ’s Wholesale Club, Inc. (B+/B1)
4,491,250	5.250	09/28/18	4,511,146
1,500,000	10.000	03/29/19	1,546,245
Huish Detergents, Inc. (BB/B2)
1,000,000	4.500	10/26/14	880,000
Prestige Brands, Inc. (BB-/Ba3)
1,106,439	5.297	01/31/19	1,112,436
Renfro Corp. (B/B2)
2,349,977	5.500	05/23/17	2,344,102
Spectrum Brands, Inc. (B/B1)
1,759,876	5.001	06/17/16	1,762,322
Visant Holding Corp. (BB-/B1)
1,416,360	5.250	12/22/16	1,379,181
Yankee Candle Co., Inc. (B+/B1)
2,150,000	4.000	04/02/19	2,154,924

			21,531,214

Consumer Products – Industrial – 0.5%
Schaeffler AG (B/B2)
3,000,000	4.750	01/27/17	3,012,660

Diversified Manufacturing – 0.3%
Manitowoc Co., Inc. (BB/Ba2)
1,660,000	4.250	11/13/17	1,655,020

Educational Services – 0.2%
Laureate Education, Inc. (B/B1)
1,496,222	5.250	08/15/18	1,465,370

Energy – 1.2%
AES Corp. (BB+/Ba1)
5,937,500	4.250	06/01/18	5,939,934
Frac Tech International LLC (NR/B2)
1,649,463	6.250	05/06/16	1,641,678

			7,581,612

Energy – Coal – 1.5%
Walter Energy, Inc. (BB-/NR)
9,955,757	4.000	04/02/18	9,905,978

Entertainment – 1.1%
Rovi Solutions Corp. (NR/Ba2)
7,000,000	3.000	03/29/19	6,994,190

Environmental – 0.4%
EnergySolutions LLC (BB+/Ba2)
2,844,548	6.250	08/12/16	2,837,437

Finance – 0.8%
iPayment, Inc. (B+/Ba2)
2,575,809	5.750	05/08/17	2,564,887
Local TV Finance LLC (BB-/B1)
2,500,000	4.250	05/07/15	2,485,425

			5,050,312

The accompanying notes are an integral part of these financial statements.          67

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)
March 31, 2012

Principal	Interest	Maturity
Amount	Rate	Date	Value

Senior Term Loans(a) – (continued)

Food & Beverages – 4.9%
Burger King Corp. (BB-/Ba3)
$3,290,177	4.500%	10/19/16	$3,283,827
Del Monte Foods Co. (B+/Ba3)
4,460,031	4.500	03/08/18	4,392,506
Dole Food Company Inc. (BB-/Ba2)
1,702,583	5.026	07/06/18	1,709,683
951,442	5.040	07/06/18	955,409
Michael Foods Group, Inc. (BB-/B1)
8,881,998	4.252	02/23/18	8,863,967
NBTY, Inc. (BB-/Ba3)
3,862,216	4.250	10/02/17	3,862,602
Pinnacle Foods Finance LLC (B+/Ba3)
2,500,000	4.000	09/16/18	2,505,475
U.S. Foodservice, Inc. (NR/B3)
6,707,071	2.740	07/03/14	6,469,507

			32,042,976

Gaming – 1.0%
Caesars Entertainment Operating Co. (B/Caa1)
3,000,000	3.242	01/28/15	2,854,230
Isle of Capri Casinos, Inc. (NR/Ba3)
3,756,067	4.750	11/01/13	3,762,866

			6,617,096

Health Care – 5.4%
Community Health Systems, Inc. (BB/Ba3)
5,759,746	2.628	07/25/14	5,681,702
Convatec, Inc. (B+/Ba3)
4,444,913	5.750	12/22/16	4,435,178
HCA, Inc. (BB-/Ba3)
7,000,000	3.720	03/31/17	6,864,410
Health Management Associates, Inc. (BB-/B1)
3,491,250	4.500	11/16/18	3,461,190
MedAssets, Inc. (BB-/Ba3)
3,756,455	5.250	11/16/16	3,770,542
Multiplan, Inc. (B/Ba3)
10,907,167	4.750	08/26/17	10,791,333

			35,004,355

Health Care – Medical Products – 0.8%
Biomet, Inc. (BB-/B1)
2,971,482	3.376	03/25/15	2,936,894
Grifols, Inc. (NR/NR)
2,018,449	4.500	06/01/17	2,015,502

			4,952,396

Health Care – Pharmaceuticals – 1.3%
Aptalis Pharma, Inc. (NR/B1)
1,232,494	5.500	02/10/17	1,217,088
Catalent Pharma Solutions, Inc. (BB-/Ba3)
4,488,750	5.250	09/15/17	4,485,024
Warner Chilcott Corp. (BBB-/Ba3)
2,970,000	4.250	03/15/18	2,966,258

			8,668,370

Health Care – Services – 3.3%
DaVita, Inc. (BB/Ba2)
10,364,078	4.500	10/20/16	10,389,988
Emdeon, Inc. (BB-/Ba3)
1,995,000	6.750	11/02/18	2,020,775
Emergency Medical Services Corp. (B+/B1)
2,227,500	5.250	05/25/18	2,225,919
Universal Health Services, Inc. (BB+/NR)
4,161,312	3.753	11/15/16	4,151,450
Valitas Health Services, Inc. (NR/Ba3)
2,977,500	5.750	06/02/17	2,940,281

			21,728,413

Lodging – 0.5%
Las Vegas Sands LLC (BB-/Ba3)
1,232,089	1.750	05/23/14	1,212,487
Las Vegas Sands LLC (BB/Ba3)
252,768	1.750	05/23/14	248,747
Las Vegas Sands LLC (B+/B3)
412,130	2.750	11/23/16	397,648
Las Vegas Sands LLC (B-/B3)
82,832	2.750	11/23/16	79,921
Pinnacle Entertainment, Inc. (BB+/Ba1)
1,250,000	4.000	03/19/19	1,254,162

			3,192,965

Media – 0.4%
EMI Music Publishing Ltd. (BB-/Ba3)
2,350,000	4.250	11/14/17	2,361,163

Media – Broadcasting & Radio – 4.6%
Cumulus Media, Inc. (B/Ba2)
1,844,415	5.750	09/17/18	1,853,065
Cumulus Media, Inc. (CCC+/B2)
1,000,000	7.500	09/16/19	1,012,290
Entercom Radio LLC (NR/Ba3)
2,920,000	6.277	11/23/18	2,934,600
Hubbard Radio LLC (B+/Ba3)
3,470,009	5.250	04/28/17	3,474,347
Hubbard Radio LLC (NR/Caa1)
2,750,000	8.750	04/30/18	2,780,937
Sinclair Television Group, Inc. (BB+/Ba1)
2,325,503	3.000	10/28/16	2,318,597
2,167,595	4.000	10/28/16	2,161,157
Telesat Holdings, Inc. (BB-/Ba3)
4,000,000	3.250	03/28/19	3,992,520
Univision Communications, Inc. (B-/B2)
10,000,000	4.491	03/31/17	9,269,400

			29,796,913

Media – Cable – 1.1%
Charter Communications Operating LLC (BB+/Ba2)
6,924,115	3.720	09/06/16	6,885,201

Media – Non Cable – 2.6%
Crown Castle Operating Co. (B+/Ba3)
5,486,250	4.000	01/31/19	5,462,604
Nielsen Finance LLC (NR/Ba2)
4,439,661	3.493	05/02/16	4,433,490

68          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Senior Term Loans(a) – (continued)
Media – Non Cable – (continued)

TWCC Holding Corp. (BB-/Ba3)
$6,847,728	4.250%	02/13/17	$6,848,961

			16,745,055

Metals – 2.3%
Metaldyne Co. LLC (B+/B1)
2,970,000	5.250	05/18/17	2,968,515
Novelis, Inc. (BB-/Ba2)
8,904,800	4.000	03/10/17	8,871,407
Novelis, Inc. (NR/B1)
1,243,750	4.000	03/10/17	1,238,700
Potters Industries (NR/Ba3)
992,500	6.000	05/05/17	990,019
Potters Industries (NR/Caa1)
1,000,000	10.250	11/13/17	1,004,380

			15,073,021

Metals & Mining – 0.4%
SunCoke Energy, Inc (BB+/Ba1)
2,481,253	4.000	07/26/18	2,470,410

Packaging – 1.1%
Reynolds Group Holdings, Inc. (B+/Ba3)
3,913,605	6.500	02/09/18	3,951,646
Reynolds Group Holdings, Inc. (BB/Ba3)
2,952,885	6.500	08/09/18	2,988,703

			6,940,349

Restaurants – 2.1%
DineEquity, Inc. (BB-/Ba2)
3,960,490	4.250	10/19/17	3,960,015
Dunkin’ Brands, Inc. (B/B3)
5,885,128	4.000	11/23/17	5,876,183
OSI Restaurant Partners LLC (BB-/B1)
267,829	3.189	06/14/13	262,920
OSI Restaurant Partners LLC (B+/B3)
3,637,169	2.572	06/14/14	3,570,499

			13,669,617

Retailers – 7.1%
Academy Ltd. (B/B2)
4,493,750	6.000	08/03/18	4,510,557
Bass Pro Group LLC (BB-/Ba3)
3,473,750	5.317	06/13/17	3,468,782
Burlington Coat Factory Warehouse Corp. (B-/B3)
4,363,291	6.250	02/23/17	4,388,205
CDW LLC (B/B2)
3,043,330	4.000	07/14/17	2,943,783
Dollar General Corp. (BB-/Ba3)
4,000,000	3.139	07/07/14	3,999,080
Michaels Stores, Inc. (B/B2)
8,239,496	5.073	07/29/16	8,263,968
Neiman-Marcus Group, Inc. (BB-/B3)
2,125,000	4.750	05/16/18	2,121,685
Petco Animal Supplies, Inc. (B/B1)
5,444,444	4.500	11/24/17	5,439,000
Pilot Travel Centers LLC (BB+/Ba2)
2,376,148	4.250	03/30/18	2,379,546
Roundy’s Supermarkets, Inc. (BB-/B1)
2,500,000	5.750	02/08/19	2,514,850
Savers, Inc. (BB-/Ba3)
2,789,348	4.250	03/03/17	2,779,948
Supervalu, Inc. (BB-/Ba3)
2,970,000	4.500	04/28/18	2,967,208

			45,776,612

Services Cyclical – Business Services – 5.1%
First Data Corp. (B+/B1)
8,907,890	2.992	09/24/14	8,573,844
6,785,076	4.242	03/23/18	6,177,812
ServiceMaster Co. (B+/B1)
526,735	2.750	07/24/14	519,408
4,208,950	2.802	07/24/14	4,150,403
Vantiv, LLC (BBB-/Ba2)
2,771,429	3.750	03/27/19	2,768,823
VeriFone Systems, Inc. (BB/Ba3)
1,695,750	4.250	12/28/18	1,694,478
Waste Industries USA, Inc. (B+/B1)
3,143,374	4.500	03/17/17	3,135,516
WCA Waste Systems, Inc. (B+/B1)
1,500,000	5.500	03/22/18	1,498,755
West Corp. (BB-/Ba3)
997,368	4.492	07/15/16	998,196
3,576,127	4.599	07/15/16	3,579,095

			33,096,330

Services Cyclical – Consumer Services – 0.7%
Acosta, Inc. (B+/NR)
4,432,677	4.750	03/01/18	4,423,457

Services Cyclical – Rental Equipment – 0.3%
BakerCorp International, Inc. (B/Ba3)
1,990,000	5.000	06/01/18	1,987,154

Technology – 0.9%
Eastman Kodak Co. (NR/NR)
2,920,071	8.500	07/20/13	2,966,296
Sensata Technologies Finance Co. LLC (BB+/Ba3)
2,977,500	4.000	05/11/18	2,974,701

			5,940,997

Technology – Software/Services – 3.6%
Aspect Software, Inc. (B+/Ba3)
2,825,838	6.250	05/06/16	2,825,838
Autotrader.com, Inc. (BB+/Ba3)
6,932,481	4.000	12/15/16	6,927,282
CCC Information Services, Inc. (B+/B1)
1,919,024	5.500	11/11/15	1,917,834
Dealer Computer Services, Inc. (BB+/Ba2)
3,294,286	3.750	04/20/18	3,286,050
Lawson Software, Inc. (B+/B1)
2,850,000	5.000	03/30/18	2,861,571

The accompanying notes are an integral part of these financial statements.          69

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)
March 31, 2012

Principal	Interest	Maturity
Amount	Rate	Date	Value

Senior Term Loans(a) – (continued)
Technology – Software/Services – (continued)

Sungard Data Systems, Inc. (BB/Ba3)
$5,711,939	3.975%	02/26/16	$5,711,882

			23,530,457

Telecommunications – Internet & Data – 0.9%
Level 3 Financing, Inc. (B-/Ba3)
3,100,000	5.750	08/31/18	3,127,776
Level 3 Financing, Inc. (B-/Caa1)
3,000,000	5.750	09/03/18	3,026,880

			6,154,656

Transportation Services – 1.0%
RailAmerica, Inc. (BB+/B1)
4,000,000	4.000	03/01/19	3,991,680
Swift Transportation Co., Inc. (BB/B1)
2,189,898	5.000	12/15/17	2,201,943

			6,193,623

Utilities – Distribution – 1.4%
Energy Transfer Equity LP (BB-/Ba2)
9,000,000	3.750	03/21/17	8,825,670

Utilities – Electric – 1.5%
Calpine Corp. (B+/B1)
8,652,550	4.500	04/02/18	8,614,739
Covanta Energy Corp. (BB+/Ba1)
1,250,000	3.000	03/28/19	1,241,150

			9,855,889

Wireless Telecommunications – 5.5%
Asurion Corp. (B+/NR)
2,976,190	5.500	05/24/18	2,947,113
Asurion Corp. (BB-/NR)
1,500,000	5.500	05/24/18	1,516,605
BBHI Acquisition LLC (BB+/Ba3)
8,869,204	4.500	12/14/17	8,851,820
Intelsat Jackson Holdings SA (BB-/B1)
14,902,500	5.250	04/02/18	15,000,260
NeuStar, Inc. (NR/Ba2)
5,472,500	5.000	11/08/18	5,495,320
Telx Group, Inc. (B+/B1)
1,994,990	7.750	09/26/17	2,000,816

			35,811,934

TOTAL SENIOR TERM LOANS
(Cost $522,957,574)			$525,196,750

Corporate Obligations – 10.1%
Airlines(b)(c) – 0.3%
Delta Air Lines, Inc. (BB-/Ba2)
$1,988,000	9.500%	09/15/14	$2,119,705

Automotive – 0.8%
Ford Motor Credit Co. LLC (BB+/Ba1)
5,000,000	3.875	01/15/15	5,075,000

Chemicals(b) – 0.1%
Lyondell Chemical Co. (BB+/Ba2)
748,649	11.000	05/01/18	827,257

Commercial Services(b)(c) – 0.3%
Altegrity, Inc. (CCC+/Caa2)
2,000,000	10.500	11/01/15	1,895,000

Consumer Products – Household & Leisure(b) – 0.3%
Spectrum Brands Holdings, Inc. (B/B1)
750,000	9.500	06/15/18	841,875
800,000	9.500 (c)	06/15/18	898,000

			1,739,875

Energy – Coal(b)(c) – 0.4%
Arch Coal, Inc. (B+/B1)
2,600,000	7.000	06/15/19	2,411,500

Environmental(b) – 0.7%
Clean Harbors, Inc. (BB+/Ba2)
4,000,000	7.625	08/15/16	4,190,000

Finance(b)(c) – 0.3%
International Lease Finance Corp. (BBB-/Ba3)
2,000,000	7.125	09/01/18	2,195,000

Food and Beverage(b) – 0.7%
Bumble Bee Acquisition Corp. (B/B2)(c)
2,000,000	9.000	12/15/17	2,045,000
Del Monte Corp. (CCC+/B3)
2,250,000	7.625	02/15/19	2,233,125

			4,278,125

Gaming(b) – 0.4%
Chester Downs & Marina LLC (B+/B3)(c)
1,500,000	9.250	02/01/20	1,582,500
MGM Resorts International (B+/Ba2)
1,000,000	11.125	11/15/17	1,127,500

			2,710,000

Health Care(b) – 1.3%
Community Health Systems, Inc. (B/B3)
592,000	8.875	07/15/15	614,200
HCA, Inc. (BB/Ba3)
7,650,000	6.500	02/15/20	8,042,062

			8,656,262

Health Care – Medical Products(b)(c) – 0.1%
PSS World Medical, Inc. (BB-/Ba3)
250,000	6.375	03/01/22	258,750

Health Care – Pharmaceuticals(b)(c) – 0.3%
Valeant Pharmaceuticals International (BB-/B1)
2,000,000	6.500	07/15/16	2,035,000
Health Care – Services(b) – 0.6%
American Renal Holdings Co., Inc. (B/B2)
1,875,000	8.375	05/15/18	1,992,188
MPT Operating Partnership LP/MPT Finance Corp. (BB/NR)
1,000,000	6.375	02/15/22	1,015,000

70          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Corporate Obligations – (continued)
Health Care – Services(b) – (continued)

OnCure Holdings, Inc. (B/Caa1)
$1,500,000	11.750%	05/15/17	$990,000

			3,997,188

Packaging(b) – 0.8%
Ardagh Packaging Finance PLC (BB-/Ba3)(c)
800,000	7.375	10/15/17	856,486
Berry Plastics Corp. (B/B1)(d)
2,000,000	5.322	02/15/15	1,990,000
Sealed Air Corp. (BB/B1)(c)
2,000,000	8.125	09/15/19	2,205,000

			5,051,486

Paper(b)(c) – 0.1%
Longview Fibre Paper & Packaging, Inc. (B+/B2)
750,000	8.000	06/01/16	764,063

Services Cyclical – Rental Equipment(b)(c) – 0.2%
UR Financing Escrow Corp. (BB-/Ba3)
1,350,000	5.750	07/15/18	1,380,375

Telecommunications – Cellular(b) – 1.4%
Nextel Communications, Inc. (B+/NR)
3,250,000	5.950	03/15/14	3,254,062
Sprint Nextel Corp. (BB-/Ba3)(c)
3,500,000	9.000	11/15/18	3,841,250
Wind Acquisition Finance SA (BB/Ba3)(c)
2,000,000	7.250	02/15/18	1,880,000

			8,975,312

Telecommunications – Wirelines(b) – 0.5%
Frontier Communications Corp. (BB/Ba2)
3,000,000	6.250	01/15/13	3,067,500

Textiles & Apparel(b)(d) – 0.2%
Hanesbrands, Inc. (BB-/B1)
1,494,000	4.146	12/15/14	1,479,060

Utilities – Electric(b)(c) – 0.3%
DPL, Inc. (BB+/Ba1)
2,000,000	6.500	10/15/16	2,145,000

TOTAL CORPORATE OBLIGATIONS
(Cost $64,868,002)			$65,251,458

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $587,825,576)			$590,448,208

Short-term Investment(e) – 10.1%
Repurchase Agreement – 10.1%
Joint Repurchase Agreement Account II
$65,500,000	0.147%	04/02/12	$65,500,000
(Cost $65,500,000)

TOTAL INVESTMENTS – 101.3%
(Cost $653,325,576)			$655,948,208

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.3)%			(8,425,806)

NET ASSETS – 100.0%			$647,522,402

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Senior Term Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility at March 31, 2012. Senior Term Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $28,512,629, which represents approximately 4.4% of net assets as of March 31, 2012.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2012.

(e)	Joint repurchase agreement was entered into on March 30, 2012. Additional information appears on page 97.

Security ratings disclosed, if any, are obtained from Standard & Poor’s/Moody’s Investors Service and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviation:
NR	—	Not Rated

The accompanying notes are an integral part of these financial statements.          71

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments
March 31, 2012

Principal	Interest	Maturity
Amount	Rate	Date	Value

Corporate Obligations – 79.5%
Banks – 19.9%
Abbey National Treasury Services PLC
$2,700,000	2.875%	04/25/14	$2,683,273
Astoria Financial Corp.(a)
2,900,000	5.750	10/15/12	2,962,554
Bank of America Corp.
1,150,000	5.875	01/05/21	1,210,691
7,000,000	5.000	05/13/21	6,990,168
6,850,000	5.700	01/24/22	7,234,861
Bank of Montreal(b)
1,100,000	1.950	01/30/17	1,112,075
Bank of Nova Scotia(b)
2,300,000	1.050	03/20/15	2,301,322
1,900,000	1.750	03/22/17	1,905,624
Bank of Scotland PLC(b)
1,100,000	5.250	02/21/17	1,195,141
Caisse Centrale Desjardins du Quebec(b)
1,100,000	1.600	03/06/17	1,089,827
Canadian Imperial Bank of Commerce(b)
2,200,000	1.500	12/12/14	2,240,405
Capital One Capital IV(a)(c)
6,400,000	6.745	02/17/37	6,400,000
Citigroup Capital X(a)(c)
5,277,000	8.300	12/21/57	5,323,174
Citigroup, Inc.
7,575,000	4.450	01/10/17	7,906,895
3,400,000	6.125	05/15/18	3,779,770
2,750,000	5.375	08/09/20	2,953,742
2,800,000	4.500	01/14/22	2,802,008
Discover Bank
3,700,000	8.700	11/18/19	4,604,316
Fifth Third Bank(c)
2,950,000	0.605	05/17/13	2,924,397
HSBC Capital Funding LP(a)(b)(c)
1,050,000	4.610	12/29/49	1,010,725
ING Bank NV(b)
5,400,000	2.375	06/09/14	5,362,070
JPMorgan Chase & Co.
7,200,000	4.350	08/15/21	7,345,003
JPMorgan Chase Capital XXV
1,300,000	6.800	10/01/37	1,306,500
Manufacturers & Traders Trust Co.(a)(c)
3,525,000	2.081	04/01/13	3,523,276
Merrill Lynch & Co., Inc.
1,250,000	6.400	08/28/17	1,359,958
Mizuho Corporate Bank Ltd.(b)
2,525,000	2.550	03/17/17	2,524,753
MUFG Capital Finance 1 Ltd.(a)(c)
2,650,000	6.346	07/25/49	2,793,604
National City Preferred Capital Trust I(a)(c)
2,400,000	12.000	12/10/49	2,556,096
Regions Financial Corp.
3,600,000	5.750	06/15/15	3,771,000
Royal Bank of Scotland PLC(b)
3,825,000	4.875	08/25/14	3,975,028
Santander Holdings USA, Inc.
855,000	4.625	04/19/16	865,339
Sumitomo Mitsui Banking Corp.(b)
5,325,000	2.900	07/22/16	5,472,178
Toronto-Dominion Bank(b)
1,700,000	1.500	03/13/17	1,681,886

			111,167,659

Brokerage(a) – 1.6%
Morgan Stanley
7,000,000	6.250	08/28/17	7,310,115
1,500,000	5.500	07/28/21	1,455,355

			8,765,470

Chemicals(a) – 2.9%
Ecolab, Inc.
4,625,000	3.000	12/08/16	4,800,126
Incitec Pivot Ltd.(b)
3,700,000	4.000	12/07/15	3,750,498
The Dow Chemical Co.
6,823,000	7.600	05/15/14	7,714,120

			16,264,744

Distributor(a)(b) – 0.2%
Southern Star Central Gas Pipeline, Inc.
1,100,000	6.000	06/01/16	1,202,888

Diversified Manufacturing(a)(b) – 0.7%
Xylem, Inc.
3,650,000	3.550	09/20/16	3,796,039

Electric(a) – 3.3%
Arizona Public Service Co.
6,115,000	8.750	03/01/19	7,889,488
Nevada Power Co.
2,675,000	7.125	03/15/19	3,340,431
PPL WEM Holdings PLC(b)
3,700,000	5.375	05/01/21	3,990,942
Progress Energy, Inc.
1,000,000	7.000	10/30/31	1,285,495
Puget Sound Energy, Inc.(c)
2,000,000	6.974	06/01/67	2,055,000

			18,561,356

Energy – 10.1%
Anadarko Petroleum Corp.(a)
4,928,000	6.375	09/15/17	5,853,685
4,225,000	8.700	03/15/19	5,542,629
BP Capital Markets PLC(a)
8,600,000	4.500	10/01/20	9,440,636
Dolphin Energy Ltd.(b)
463,595	5.888 (a)	06/15/19	501,842
600,000	5.500	12/15/21	631,421
Gaz Capital SA for Gazprom(d)
990,000	9.250	04/23/19	1,221,413
Nexen, Inc.(a)
10,000	6.400	05/15/37	10,950
2,525,000	7.500	07/30/39	3,100,326
Pemex Project Funding Master Trust(a)
900,000	6.625	06/15/35	1,019,250

72          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Corporate Obligations – (continued)
Energy – (continued)

Petrobras International Finance Co.(a)
$430,000	5.750%	01/20/20	$476,664
2,440,000	5.375	01/27/21	2,681,752
Petroleos Mexicanos(a)
1,130,000	5.500	01/21/21	1,248,650
Phillips 66(a)(b)
1,900,000	4.300	04/01/22	1,951,470
PTT Exploration and Production Public Co. Ltd.(b)
820,000	5.692	04/05/21	874,936
TNK-BP Finance SA
470,000	7.500	07/18/16	532,275
Transocean, Inc.(a)
11,205,000	6.500	11/15/20	12,520,676
1,300,000	6.375	12/15/21	1,462,718
Valero Logistics(a)
2,000,000	6.050	03/15/13	2,085,277
Weatherford International Ltd.(a)
3,775,000	9.625	03/01/19	4,935,120

			56,091,690

Financial(b) – 1.0%
FUEL Trust
5,350,000	3.984	06/15/16	5,317,702

Food & Beverage – 6.8%
Anheuser-Busch InBev Worldwide, Inc.(a)
6,281,000	4.125	01/15/15	6,800,303
Heineken NV(a)(b)
4,550,000	3.400	04/01/22	4,516,466
Kraft Foods, Inc.
5,425,000	6.500	02/09/40	6,675,642
Pernod-Ricard SA(a)(b)
8,850,000	4.450	01/15/22	8,977,183
SABMiller Holdings, Inc.(a)(b)
4,850,000	2.450	01/15/17	4,910,834
5,825,000	3.750	01/15/22	5,926,128

			37,806,556

Health Care – Medical Products(a) – 2.4%
DENTSPLY International, Inc.
650,000	2.750	08/15/16	660,844
Humana, Inc.
2,765,000	7.200	06/15/18	3,314,649
Life Technologies Corp.
1,950,000	5.000	01/15/21	2,109,106
PerkinElmer, Inc.
3,175,000	5.000	11/15/21	3,290,663
Thermo Fisher Scientific, Inc.
3,975,000	2.250	08/15/16	4,101,374

			13,476,636

Health Care – Services(a) – 1.9%
AmerisourceBergen Corp.
2,400,000	3.500	11/15/21	2,464,054
Aristotle Holding, Inc.(b)
3,575,000	3.500	11/15/16	3,730,726
Express Scripts, Inc.
3,975,000	3.125	05/15/16	4,103,852

			10,298,632

Life Insurance – 1.8%
MetLife Capital Trust X(a)(b)
1,500,000	9.250	04/08/38	1,807,500
Nationwide Financial Services, Inc.(a)(b)
2,450,000	5.375	03/25/21	2,503,665
Prudential Financial, Inc.
3,650,000	6.000	12/01/17	4,238,032
Reinsurance Group of America, Inc.(a)
1,650,000	5.000	06/01/21	1,702,719

			10,251,916

Media – Cable – 1.7%
Comcast Cable Communications Holdings, Inc.
2,200,000	8.375	03/15/13	2,361,919
Cox Communications, Inc.(a)(b)
2,025,000	8.375	03/01/39	2,851,111
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.(a)(b)
4,375,000	3.800	03/15/22	4,361,009

			9,574,039

Media – Non Cable(a) – 3.0%
NBCUniversal Media LLC
7,325,000	2.875	04/01/16	7,571,379
News America, Inc.
5,350,000	6.150	02/15/41	6,128,650
WPP Finance UK
2,875,000	8.000	09/15/14	3,291,041

			16,991,070

Metals & Mining – 1.1%
Newcrest Finance Pty Ltd.(b)
2,400,000	4.450	11/15/21	2,424,612
Newmont Mining Corp.(a)
4,100,000	3.500	03/15/22	3,962,819

			6,387,431

Noncaptive – Financial – 1.9%
GE Capital Trust I(a)(c)
3,280,000	6.375	11/15/67	3,329,200
General Electric Capital Corp.
2,325,000	5.625	05/01/18	2,690,558
1,325,000	5.875	01/14/38	1,452,146
International Lease Finance Corp.
3,225,000	5.750	05/15/16	3,221,385

			10,693,289

Pipelines(a) – 4.1%
Energy Transfer Partners LP
3,727,000	5.950	02/01/15	4,092,802
3,050,000	5.200	02/01/22	3,193,138
Enterprise Products Operating LLC
3,973,000	7.550	04/15/38	5,096,627
1,975,000	8.375 (c)	08/01/66	2,150,281

The accompanying notes are an integral part of these financial statements.          73

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued)
March 31, 2012

Principal	Interest	Maturity
Amount	Rate	Date	Value

Corporate Obligations – (continued)
Pipelines(a) – (continued)

Tennessee Gas Pipeline Co.
$1,460,000	7.000%	10/15/28	$1,648,598
2,125,000	8.375	06/15/32	2,586,685
TransCanada PipeLines Ltd.(c)
3,875,000	6.350	05/15/67	3,991,250

			22,759,381

Property/Casualty Insurance(a) – 2.0%
Arch Capital Group Ltd.
1,245,000	7.350	05/01/34	1,484,412
Mitsui Sumitomo Insurance Co. Ltd.(b)(c)
900,000	7.000	03/15/72	911,660
QBE Capital Funding III Ltd.(b)(c)
3,175,000	7.250	05/24/41	2,952,750
QBE Insurance Group Ltd.(b)(c)
855,000	5.647	07/01/23	798,882
Transatlantic Holdings, Inc.
2,600,000	8.000	11/30/39	2,900,224
ZFS Finance USA Trust IV(b)(c)
2,175,000	5.875	05/09/32	2,172,281

			11,220,209

Real Estate Investment Trusts – 6.1%
Developers Diversified Realty Corp.
590,000	9.625	03/15/16	714,638
3,750,000	7.500 (a)	04/01/17	4,251,767
ERP Operating LP(a)
4,825,000	4.625	12/15/21	5,077,770
HCP, Inc.(a)
2,975,000	6.300	09/15/16	3,309,884
Kilroy Realty LP(a)
2,300,000	5.000	11/03/15	2,450,341
1,125,000	6.625	06/01/20	1,262,343
Pan Pacific Retail Properties, Inc.(a)
1,350,000	5.950	06/01/14	1,437,587
Post Apartment Homes LP(a)
3,000,000	6.300	06/01/13	3,117,017
ProLogis(d)
8,000,000	2.250	04/01/37	8,000,000
UDR, Inc.(a)
1,900,000	4.250	06/01/18	2,005,773
Ventas Realty LP(a)
2,625,000	4.250	03/01/22	2,548,496

			34,175,616

Technology – Hardware(a) – 1.7%
Hewlett-Packard Co.
1,400,000	3.000	09/15/16	1,444,514
4,050,000	2.600	09/15/17	4,034,451
Intel Corp.
3,950,000	1.950	10/01/16	4,062,585

			9,541,550

Tobacco – 0.5%
Altria Group, Inc.
2,075,000	9.700	11/10/18	2,828,616

Transportation – 0.8%
Canadian Pacific Railway Co.(a)
2,800,000	4.450	03/15/23	2,873,741
Transnet Ltd.(b)
1,550,000	4.500	02/10/16	1,606,187

			4,479,928

Wireless Telecommunications(a) – 0.7%
America Movil SAB de C.V.
3,925,000	2.375	09/08/16	3,977,273

Wirelines Telecommunications(a) – 3.3%
AT&T, Inc.
6,375,000	2.950	05/15/16	6,720,610
2,300,000	3.875	08/15/21	2,434,615
1,275,000	6.400	05/15/38	1,513,785
Qwest Corp.
1,900,000	8.375	05/01/16	2,242,615
Verizon Communications, Inc.
5,100,000	3.500	11/01/21	5,208,978

			18,120,603

TOTAL CORPORATE OBLIGATIONS
(Cost $425,119,439)			$443,750,293

Mortgage-Backed Obligations – 3.7%
Collateralized Mortgage Obligations – 2.3%
Countrywide Alternative Loan Trust Series 2007-06, Class A4
$1,140,186	5.750%	04/25/47	$693,481
Countrywide Alternative Loan Trust Series 2007-15CB, Class A5
1,788,233	5.750	07/25/37	1,298,581
Countrywide Alternative Loan Trust Series 2007-16CB, Class 4A7
1,384,976	6.000	08/25/37	1,052,984
FHLMC Multifamily Structured Pass-Through Certificates Series K703, Class A2
1,500,000	2.699	05/25/18	1,553,903
NCUA Guaranteed Notes Series 2010-C1, Class A2
2,500,000	2.900	10/29/20	2,610,548
Residential Asset Securitization Trust Series 2007-A2, Class 1A3
846,816	6.000	04/25/37	657,299
Silverstone Master Issuer Series 2012-1A, Class 2A1(b)(c)
2,150,000	1.892	01/21/55	2,159,932
Structured Adjustable Rate Mortgage Loan Trust Series 2005-21, Class 7A1(c)
1,474,036	5.434	11/25/35	1,175,482
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR15, Class A1A1(c)
1,238,433	0.502	11/25/45	942,343
Wells Fargo Alternative Loan Trust Series 2007-PA2, Class 1A1
1,156,635	6.000	06/25/37	933,983

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$13,078,536

74          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)

Federal Agencies – 1.4%
FHLMC – 1.4%
$3,800,000	1.000%	03/08/17	$3,757,304
4,000,000	2.375 (e)	01/13/22	3,926,476

TOTAL FEDERAL AGENCIES			$7,683,780

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $20,657,095)			$20,762,316

Agency Debenture – 0.1%
Tennessee Valley Authority
$500,000	4.625%	09/15/60	$540,510
(Cost $493,517)

Asset-Backed Securities(c) – 0.6%
Student Loan – 0.6%
Brazos Higher Education Authority, Inc. Series 2011-2, Class A3
$2,300,000	1.560%	10/27/36	$2,064,242
Louisiana Public Facilities Authority Series 2011-A, Class A3
1,500,000	1.510	04/25/35	1,386,915

TOTAL ASSET-BACKED SECURITIES
(Cost $3,626,140)			$3,451,157

Foreign Debt Obligations – 3.3%
Sovereign – 2.9%
Federal Republic of Brazil
$820,000	8.250%	01/20/34	$1,236,150
4,250,000	7.125	01/20/37	5,801,250
Republic of Colombia
1,810,000	4.375	07/12/21	1,972,900
230,000	7.375	09/18/37	323,150
930,000	6.125	01/18/41	1,141,575
Republic of Indonesia
830,000	8.500	10/12/35	1,230,475
United Mexican States
3,800,000	6.050	01/11/40	4,541,000

			16,246,500

Supranational – 0.4%
North American Development Bank
2,000,000	4.375	02/11/20	2,195,857

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $15,707,925)			$18,442,357

Municipal Debt Obligations – 2.7%
California – 1.6%
California State GO Bonds Build America Taxable Series 2009
$1,450,000	7.500%	04/01/34	$1,842,138
455,000	7.300	10/01/39	569,701
California State GO Bonds Build America Taxable Series 2010
2,320,000	7.625	03/01/40	3,021,707
California State University RB Build America Bonds Series 2010
2,825,000	6.484	11/01/41	3,249,513

			8,683,059

Illinois – 1.0%
Chicago Illinois Metropolitan Water Reclamation District GO Bonds Build America Bonds Taxable Direct Payment Series 2009
1,775,000	5.720	12/01/38	2,202,686
Illinois State GO Bonds Build America Series 2010
3,225,000	6.630	02/01/35	3,528,505

			5,731,191

New Jersey – 0.1%
New Jersey State Turnpike Authority RB Build America Taxable Series 2009 F
350,000	7.414	01/01/40	494,952

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $12,552,026)			$14,909,202

U.S. Treasury Obligations – 3.3%
United States Treasury Notes
$15,200,000	0.250%	02/15/15	$15,091,928
1,600,000	0.875	02/28/17	1,588,672
2,100,000	1.500	03/31/19	2,084,086

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $18,797,974)			$18,764,686

Notional	Exercise	Expiration
Amount	Rate	Date	Value

Options Purchased – 0.1%
Interest Rate Swaptions
Barclays Bank PLC Put – OTC – 10 year Interest Rate Swap Strike Price 2.208
11,200,000	2.208%	05/21/12	$75,475
Barclays Bank PLC Call – OTC – 10 year Interest Rate Swap Strike Price 2.208
11,200,000	2.208	05/21/12	209,674
Citibank NA Put – OTC – 10 year Interest Rate Swap Strike Price 2.198
3,700,000	2.198	05/22/12	24,261
Citibank NA Call – OTC – 10 year Interest Rate Swap Strike Price 2.198
3,700,000	2.198	05/22/12	71,999
Deutsche Bank Securities, Inc. Put – OTC – 10 year Interest Rate Swap Strike Price 2.205
4,300,000	2.205	05/23/12	29,711

The accompanying notes are an integral part of these financial statements.          75

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued)
March 31, 2012

Notional	Exercise	Expiration
Amount	Rate	Date	Value

Options Purchased – (continued)
Interest Rate Swaptions – (continued)

Deutsche Bank Securities, Inc. Call – OTC – 10 year Interest Rate Swap Strike Price 2.205
4,300,000	2.205%	05/23/12	$82,961

TOTAL OPTIONS PURCHASED
(Cost $669,709)			$494,081

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $497,623,825)			$521,114,602

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(f) – 6.9%
Repurchase Agreement – 6.9%
Joint Repurchase Agreement Account II
$38,400,000	0.147%	04/02/12	$38,400,000
(Cost $38,400,000)

TOTAL INVESTMENTS – 100.2%
(Cost $536,023,825)			$559,514,602

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.2)%			(1,378,584)

NET ASSETS – 100.0%			$558,136,018

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $104,499,698, which represents approximately 18.7% of net assets as of March 31, 2012.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2012.

(d)	Security with “Put” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(e)	All or a portion of this security is segregated as collateral for initial margin requirements on futures transactions.

(f)	Joint repurchase agreement was entered into on March 30, 2012. Additional information appears on page 97.

Investment Abbreviations:
FHLMC	—	Federal Home Loan Mortgage Corp.
GO	—	General Obligation
LIBOR	—	London Interbank Offered Rate
NCUA	—	National Credit Union Administration
OTC	—	Over the Counter
RB	—	Revenue Bond

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At March 31, 2012, the Fund had the following futures contracts:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Eurodollars	77	June 2014	$19,055,575	$27,125
Eurodollars	199	September 2014	49,175,388	(26,238)
Eurodollars	(199)	September 2015	(48,812,213)	43,566
Eurodollars	(77)	December 2015	(18,852,488)	(39,636)
Ultra Long U.S. Treasury Bonds	217	June 2012	32,760,219	(1,234,027)
2 Year U.S. Treasury Notes	205	June 2012	45,128,828	(27,642)
5 Year U.S. Treasury Notes	201	June 2012	24,630,352	(57,852)
10 Year U.S. Treasury Notes	120	June 2012	15,538,125	118,376
30 Year U.S. Treasury Bonds	(42)	June 2012	(5,785,500)	67,284

TOTAL				$(1,129,044)

76          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At March 31, 2012, the Fund had the following swap contracts:

INTEREST RATE SWAP CONTRACTS

	Notional		Rates Exchanged		Market Value
	Amount	Termination	Payments	Payments	Upfront Payments	Unrealized
Counterparty	(000s)(a)	Date	Received	Made	Made (Received)	Gain (Loss)

Deutsche Bank Securities, Inc.	$9,700	06/20/17	3 month LIBOR	1.750%	$(177,421)	$(262)
	7,100	03/22/21	3.298%	3 month LIBOR	—	47,083
	2,800	03/22/31	3 month LIBOR	3.638	—	(28,772)

TOTAL					$(177,421)	$18,049

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2012.

CREDIT DEFAULT SWAP CONTRACTS

						Market Value
		Notional			Credit	Upfront
	Referenced	Amount	Rates Received	Termination	Spread at	Payments	Unrealized
Counterparty	Obligation	(000s)	(Paid)	Date	March 31, 2012(b)	Made (Received)	Gain (Loss)

Protection Purchased:
Bank of America Securities LLC	CDX North America Investment Grade Index 16	$2,175	(1.000)%	06/20/14	0.475%	$(17,757)	$(8,324)
Deutsche Bank Securities, Inc.	CDX North America Investment Grade Index 16	3,900	(1.000)	06/20/14	0.475	(33,687)	(13,078)
JPMorgan Securities, Inc.	CDX North America Investment Grade Index 16	10,400	(1.000)	06/20/14	0.475	(93,283)	(31,424)
Morgan Stanley Capital Services, Inc.	CDX North America Investment Grade Index 16	4,575	(1.000)	06/20/14	0.475	(34,811)	(20,048)
Protection Sold:
Credit Suisse International (London)	Prudential Financial, Inc. 4.500%, 07/15/13	2,350	1.000	06/22/15	1.271	(76,859)	57,562
Deutsche Bank Securities, Inc.	MetLife, Inc. 5.000%, 06/15/15	1,825	1.000	03/20/15	1.627	(57,818)	25,370
	MetLife, Inc. 5.000%, 06/15/15	5,200	1.000	09/20/15	1.748	(213,489)	85,208
Morgan Stanley Capital Services, Inc.	CDX North America Investment Grade Index 16	9,825	1.000	06/20/16	0.820	11,314	64,321

TOTAL						$(516,390)	$159,587

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit even occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.          77

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued)
March 31, 2012

ADDITIONAL INVESTMENT INFORMATION (continued)

WRITTEN OPTIONS CONTRACTS — For the year ended March 31, 2012, the Fund had the following written swaptions activity:

	Notional
	Amount	Premiums
	(000s)	Received

Contracts Outstanding March 31, 2011	$13,000	$141,665

Contracts Written	279,400	6,559,772
Contracts Bought to Close	(258,800)	(6,421,854)
Contracts Expired	(33,600)	(279,583)

Contracts Outstanding March 31, 2012	$—	$—

78          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments
March 31, 2012

Principal		Interest		Maturity
Amount		Rate		Date	Value

Sovereign Debt Obligations – 61.7%
Brazil – 8.2%
Brazil Letras do Tesouro Nacional (NR/NR)
BRL	110,727,000	0.000	%(a)	07/01/12	$59,354,993
Brazil Notas do Tesouro Nacional (NR/Baa2)
	8,159,000	10.000		01/01/13	4,499,331
	22,588,000	10.000		01/01/17	12,061,490
	27,398,852	6.000		05/15/17	15,918,923
	16,638,000	10.000		01/01/21	8,582,756
Brazil Notas do Tesouro Nacional (NR/NR)
	75,418,316	6.000		08/15/40	46,053,860

					146,471,353

Chile – 0.5%
Bonos del Banco Central de Chile en Pesos (NR/NR)
CLP	1,250,000,000	6.000		02/01/21	2,572,657
Bonos Tesoreria Pesos (NR/NR)
	3,320,000,000	6.000		01/01/22	6,800,546

					9,373,203

Colombia – 1.8%
Republic of Colombia (BBB-/Baa3)
COP	23,414,000,000	7.750		04/14/21	15,667,162
	19,536,000,000	9.850		06/28/27	15,536,417

					31,203,579

Dominican Republic – 0.4%
Dominican Republic (NR/NR)
DOP	309,000,000	16.950		02/04/22	7,921,300

Hungary – 2.7%
Hungary Government Bond (BB+/Ba1)
HUF	9,084,320,000	5.500		02/12/16	37,064,197
	1,301,240,000	6.750		02/24/17	5,419,290
	1,137,610,000	6.750		11/24/17	4,673,930
Hungary Government Bond (NR/NR)
	125,500,000	7.000		06/24/22	493,834

					47,651,251

Indonesia – 4.9%
Republic of Indonesia (BB+/Baa3)
IDR	47,086,000,000	15.000		07/15/18	7,633,967
	63,600,000,000	11.000		11/15/20	9,354,987
	$870,000	7.750	(b)	01/17/38	1,202,775
Republic of Indonesia (NR/Baa3)
IDR	130,501,000,000	8.250		07/15/21	16,626,604
	351,965,000,000	10.500		08/15/30	53,310,534

					88,128,867

Ivory Coast(c) – 0.3%
Republic of Ivory Coast (NR/NR)
	$8,174,000	2.450		12/31/32	5,139,402

Malaysia – 5.0%
Malaysia Government Bond (NR/A3)
MYR	46,000,000	4.262		09/15/16	15,624,384
	106,025,000	4.378		11/29/19	36,201,126
	92,675,000	4.160		07/15/21	31,310,143
Malaysia Government Bond (NR/NR)
	17,050,000	3.580		09/28/18	5,576,661

					88,712,314

Mexico – 8.4%
Mexican Bonos (A-/Baa1)
MXN	606,916,700	9.500		12/18/14	52,936,449
	5,966,800	6.500		06/10/21	473,150
	13,661,900	7.500		06/03/27	1,125,731
	143,563,600	10.000		11/20/36	14,258,061
Mexico Cetes (NR/NR)(a)
	315,366,650	0.000		08/23/12	24,223,811
United Mexican States (A-/Baa1)
	190,546,400	10.000		12/05/24	19,436,215
	433,659,700	8.500		11/18/38	37,621,262

					150,074,679

Nigeria(a) – 0.1%
Nigeria Government International Bond (NR/NR)
NGN	172,000,000	0.000		02/21/13	950,232

Peru – 2.6%
Peru Government Bond (BBB+/Baa3)
PEN	1,971,000	9.910		05/05/15	859,164
	37,403,000	7.840		08/12/20	16,290,355
	21,704,000	8.200		08/12/26	9,923,934
	24,180,000	6.900		08/12/37	9,719,631
Peru Government Bond (NR/Baa3)
	1,390,000	9.910		05/05/15	605,905
	15,972,000	6.950		08/12/31	6,472,679
Peru Government Bond (NR/NR)
	1,390,000	4.400		09/12/13	529,000
	3,840,000	6.850		02/12/42	1,516,992

					45,917,660

Philippines – 0.6%
Republic of Philippines (BB/Ba2)
PHP	434,000,000	4.950		01/15/21	10,474,729

Poland – 2.7%
Poland Government Bond (A/A2)
PLN	39,400,000	5.500		04/25/15	12,954,414
	105,510,128	3.000		08/24/16	35,145,719

					48,100,133

Russia – 0.1%
Russian Federation (BBB+/Baa1)
RUB	70,000,000	7.850		03/10/18	2,493,159

South Africa – 4.5%
Republic of South Africa (A/A3)
ZAR	518,865,000	10.500		12/21/26	79,710,015

Thailand – 4.5%
Thailand Government Bond (A-/Baa1)
THB	444,925,000	3.625		05/22/15	14,447,914
	895,425,000	4.125		11/18/16	29,657,039
	651,406,325	1.200		07/14/21	22,011,192

The accompanying notes are an integral part of these financial statements.          79

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)
March 31, 2012

Principal		Interest		Maturity
Amount		Rate		Date	Value

Sovereign Debt Obligations – (continued)
Thailand – (continued)

Thailand Government Bond (NR/Baa1)
	425,100,000	3.580%		12/17/27	$13,214,468

					79,330,613

Turkey – 12.7%
Turkey Government Bond (BBB-/NR)
TRY	238,000,000	0.000	(a)	07/17/13	118,884,659
	28,575,000	10.000		12/04/13	16,244,285
	25,150,000	9.000		01/27/16	14,033,370
Turkey Government Bond (NR/NR)
	79,625,000	0.000	(a)	05/15/13	40,398,932
	20,025,000	11.000		08/06/14	11,673,666
	8,900,000	10.500		01/15/20	5,324,120
	34,550,000	9.500		01/12/22	19,481,990

					226,041,022

Uruguay(a) – 0.1%
Uruguay T Bill (NR/NR)
UYU	6,762,000	0.000		05/22/12	342,491
	34,750,000	0.000		06/05/12	1,752,508

					2,094,999

Venezuela – 1.6%
Republic of Venezuela (B+/B2)
	$4,590,000	7.750		10/13/19	3,855,600
	4,780,000	9.000		05/07/23	4,039,100
	15,590,000	8.250		10/13/24	12,433,025
	3,130,000	11.750		10/21/26	3,059,575
	4,820,000	9.250		05/07/28	3,988,550
	1,700,000	11.950		08/05/31	1,666,000

					29,041,850

TOTAL SOVEREIGN DEBT OBLIGATIONS
(Cost $1,091,335,686)					$1,098,830,360

Structured Notes – 13.8%
Brazil – 1.4%
Notas do Tesouro Nacional (Issuer Credit Suisse Nassau) (NR/NR)
BRL	12,161,147	6.000%		08/19/40	$7,426,151
	21,121,993	6.000		08/19/40	12,898,051
Notas do Tesouro Nacional Series B (Issuer HSBC Corp.) (NR/NR)(d)
	6,699,299	6.000		08/15/40	4,090,897

					24,415,099

Colombia – 2.1%
Republic of Columbia (Issuer Citigroup Funding, Inc.) (NR/NR)
COP	24,174,000,000	11.250	(b)	10/25/18	16,603,205
	15,491,000,000	11.250	(b)	10/25/18	10,639,540
	11,545,000,000	11.000	(b)	07/27/20	8,003,129
	4,226,000,000	11.000		07/25/24	2,879,304

					38,125,178

Indonesia – 2.9%
Republic of Indonesia (Issuer Barclays Bank PLC) (NR/NR)
IDR	140,000,000,000	10.000		07/17/17	18,602,362
Republic of Indonesia (Issuer Deutsche Bank AG (London)) (NR/NR)(b)
	36,400,000,000	7.000		05/17/22	4,324,092
	35,400,000,000	7.000		05/17/27	4,108,514
Republic of Indonesia (Issuer HSBC Corp.) (NR/NR)
	46,000,000,000	10.000		07/15/17	6,076,638
Republic of Indonesia (Issuer JPMorgan Chase Bank NA) (A/NR)
	50,100,000,000	10.000		07/17/17	6,610,417
Republic of Indonesia (Issuer JPMorgan Chase Bank NA) (NR/NR)
	80,000,000,000	11.000		11/17/20	11,706,912

					51,428,935

Russia – 7.4%
Russian Federation (Issuer Credit Suisse Nassau) (NR/NR)
RUB	957,300,000	7.500		03/15/18	32,822,647
Russian Federation (Issuer Deutsche Bank AG (London)) (NR/NR)
	85,000,000	7.350		01/22/16	2,923,064
	700,000,000	7.350	(b)	01/22/16	24,072,290
Russian Federation (Issuer Deutsche Bank AG) (NR/NR)
	409,580,000	7.500	(b)	03/19/18	14,043,142
	79,400,000	7.600		04/16/21	2,696,642
Russian Federation (Issuer JPMorgan Chase Bank NA) (NR/NR)
	1,615,400,000	7.350		01/22/16	55,551,968

					132,109,753

TOTAL STRUCTURED NOTES
(Cost $236,460,110)					$246,078,965

Corporate Obligations – 13.6%
Colombia – 0.8%
Empresa de Energia de Bogota SA (BB+/Baa3)(b)(e)
	$6,580,000	6.125%		11/10/21	$6,962,964
Empresas Publicas de Medellin ESP (NR/Baa3)
COP	12,664,000,000	8.375		02/01/21	7,542,556

					14,505,520

Hong Kong – 0.6%
Evergrande Real Estate Group Ltd. (BB-/B2)
CNY	51,700,000	7.500		01/19/14	7,373,694
Melco Crown Entertainment Ltd. (NR/NR)
	21,750,000	3.750		05/09/13	3,400,241

					10,773,935

Luxembourg(f) – 0.2%
Gaz Capital SA for Gazprom (BBB/Baa1)
	$3,015,000	9.250		04/23/19	3,719,756

Malaysia(a) – 1.4%
Bank Negara Monetary Note (NR/NR)
MYR	78,600,000	0.000		08/16/12	25,382,711

80          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Principal		Interest	Maturity
Amount		Rate	Date	Value

Corporate Obligations – (continued)

Mexico(b) – 2.8%
Petroleos Mexicanos (A-/Baa1)
MXN	626,380,000	7.650%	11/24/21	$49,407,006

Netherlands(b) – 0.3%
VimpelCom Holdings BV (BB/Ba3)
	$6,010,000	7.504	03/01/22	5,799,650

Russia – 1.6%
Red Arrow International Leasing PLC (BBB/NR)
RUB	8,907,959	8.375	06/30/12	306,032
RSHB Capital SA for OJSC Russian Agricultural Bank (NR/Baa1)
	632,800,000	7.500	03/25/13	21,720,430
	188,000,000	8.700	03/17/16	6,554,878

				28,581,340

South Africa – 2.5%
Transnet Ltd. (NR/NR)
ZAR	8,000,000	9.250	11/14/17	1,080,707
	46,000,000	10.500	09/17/20	6,463,104
	18,000,000	10.800	11/06/23	2,532,217
	93,000,000	9.500	08/19/25	12,045,066
	181,000,000	8.900	11/14/27	22,335,388

				44,456,482

Thailand – 3.0%
Bank of Thailand (NR/NR)(a)
THB	1,002,000,000	0.000	03/07/13	31,536,463
Bank of Thailand (NR/Baa1)
	665,700,000	3.420	08/18/13	21,642,791

				53,179,254

United States – 0.1%
JPMorgan Chase & Co. (A/Aa3)
PHP	52,000,000	6.000	10/10/12	1,228,573

Venezuela(e) – 0.3%
Petroleos de Venezuela SA (B+/NR)
	$1,500,000	5.250	04/12/17	1,132,500
	3,600,000	8.500	11/02/17	3,198,600

				4,331,100

TOTAL CORPORATE OBLIGATIONS
(Cost $239,495,028)				$241,365,327

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $1,567,290,824)				$1,586,274,652

Short-term Investment(g) – 8.9%
Repurchase Agreement – 8.9%
Joint Repurchase Agreement Account II
	$158,500,000	0.147%	04/02/12	$158,500,000
(Cost $158,500,000)

TOTAL INVESTMENTS – 98.0%
(Cost $1,725,790,824)				$1,744,774,652

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.0%				35,784,538

NET ASSETS – 100.0%				$1,780,559,190

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $145,166,307, which represents approximately 8.2% of net assets as of March 31, 2012.

(c)	Security is currently in default and/or non-income producing.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2012.

(e)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(f)	Security with “Put” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(g)	Joint repurchase agreement was entered into on March 30, 2012. Additional information appears on page 97.

The accompanying notes are an integral part of these financial statements.          81

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)
March 31, 2012

Security ratings disclosed, if any, are obtained from Standard & Poor’s /Moody’s Investor Service and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Currency Abbreviations:
BGN	—	New Bulgarian Lev
BRL	—	Brazilian Real
CLP	—	Chilean Peso
CNY	—	Chinese Yuan
COP	—	Colombian Peso
CZK	—	Czech Koruna
DOP	—	Dominican Peso
EUR	—	Euro
HUF	—	Hungarian Forint
IDR	—	Indonesian Rupiah
ILS	—	Israeli Shekel
INR	—	Indian Rupee
JPY	—	Japanese Yen
KRW	—	South Korean Won
MXN	—	Mexican Peso
MYR	—	Malaysian Ringgit
NGN	—	Nigerian Naira
PEN	—	Peruvian Nuevo Sol
PHP	—	Philippine Peso
PLN	—	Polish Zloty
RUB	—	Russian Ruble
SGD	—	Singapore Dollar
THB	—	Thai Baht
TRY	—	Turkish Lira
TWD	—	Taiwan Dollar
UYU	—	Uruguayan Peso
ZAR	—	South African Rand

Investment Abbreviations:
BUBOR	—	Budapest Interbank Offered Rate
JIBAR	—	Johannesburg Interbank Agreed Rate
KLIBOR	—	Kuala Lumpur Interbank Offered Rate
LIBOR	—	London Interbank Offered Rate
NR	—	Not Rated
TIIE	—	La Tasa de Interbank Equilibrium Interest Rate

82          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2012, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

	Contracts to	Settlement	Current	Unrealized
Counterparty	Buy/Sell	Date	Value	Gain

Bank of America NA	EUR/CZK	06/20/12	$4,444,611	$25,215
	EUR/HUF	06/20/12	4,353,109	58,008
	EUR/PLN	06/20/12	8,779,250	49,657
	PLN/EUR	06/20/12	4,400,443	4,851
	USD/CLP	04/26/12	4,367,772	3,228
	USD/KRW	04/05/12	4,305,630	63,370
	ZAR/USD	06/20/12	4,669,406	36,146
Barclays Bank PLC	EUR/CZK	06/20/12	1,018,129	5,261
	EUR/USD	06/20/12	4,451,146	93,246
	HUF/USD	06/20/12	35,267,062	977,422
	IDR/USD	04/18/12	13,373,426	215,042
	INR/USD	04/30/12	8,820,450	33,450
	PHP/USD	04/16/12	2,637,078	2,802
	RUB/USD	04/02/12	4,407,355	8,355
	TWD/USD	05/22/12	8,653,973	27,522
	USD/BRL	04/02/12	4,101,574	267,426
	USD/BRL	04/30/12	8,767,286	28,714
	USD/INR	04/19/12	4,352,855	30,145
	USD/KRW	04/05/12	4,361,590	9,410
	USD/MYR	06/21/12	2,012,478	3,667
	USD/ZAR	06/20/12	8,691,328	67,672
	ZAR/USD	06/20/12	10,281,768	43,748
Citibank NA	CNY/USD	05/09/12	59,317,794	456,864
	EUR/ZAR	06/20/12	4,329,517	78,932
	IDR/USD	04/18/12	10,987,825	35,590
	JPY/USD	06/20/12	4,430,581	49,581
	MYR/USD	06/21/12	14,710,921	56,921
	RUB/USD	04/09/12	4,425,924	35,924
	RUB/USD	04/16/12	4,410,379	22,379
	TRY/USD	06/20/12	4,399,050	36,050
	TWD/USD	04/30/12	13,204,388	15,388
	USD/BRL	04/20/12	4,345,603	35,397
	USD/JPY	06/20/12	24,473,713	281,752
	USD/KRW	04/05/12	8,718,008	24,992
	USD/KRW	04/06/12	6,938,624	99,376
	USD/KRW	04/16/12	4,360,701	20,299
	USD/RUB	04/23/12	5,180,269	23,302
Credit Suisse International (London)	RUB/USD	04/12/12	4,433,925	55,480
	USD/RUB	04/02/12	5,230,752	15,248
Deutsche Bank AG (London)	EUR/BGN	11/23/12	31,169,505	338,436
	EUR/CZK	06/20/12	4,461,435	28,405
	INR/USD	04/23/12	4,379,741	35,741
	INR/USD	04/30/12	4,411,882	9,882
	KRW/USD	04/16/12	4,896,283	12,896
	PLN/EUR	06/20/12	4,377,761	10,946
	PLN/USD	06/20/12	94,291,621	882,526
	THB/USD	05/09/12	12,361,324	41,324
	USD/BRL	04/02/12	5,120,254	23,339
	USD/CLP	04/09/12	4,362,886	8,114
	USD/INR	04/09/12	4,334,362	46,638

The accompanying notes are an integral part of these financial statements.          83

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)
March 31, 2012

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

	Contracts to	Settlement	Current	Unrealized
Counterparty	Buy/Sell	Date	Value	Gain

Deutsche Bank AG (London) (continued)	USD/INR	04/23/12	$4,348,875	$22,125
	USD/KRW	04/16/12	4,377,728	10,272
	USD/KRW	04/26/12	4,964,119	3,085
	USD/MXN	06/20/12	9,159,678	95,322
	USD/THB	05/09/12	30,883,157	412,825
	USD/THB	05/18/12	7,430,330	68,446
	USD/ZAR	06/20/12	5,232,362	63,076
HSBC Bank PLC	CLP/USD	04/09/12	3,498,628	13,125
	CNY/USD	05/09/12	58,926,026	568,508
	CZK/EUR	06/20/12	5,155,644	12,484
	EUR/USD	06/20/12	4,434,093	50,900
	ILS/USD	06/20/12	2,718,042	46,242
	KRW/USD	04/18/12	25,853,188	657,825
	PLN/EUR	06/20/12	4,421,792	21,572
	RUB/USD	04/12/12	24,860,665	247,539
	RUB/USD	04/16/12	21,847,562	121,765
	TRY/USD	06/20/12	4,430,968	59,968
	USD/BRL	04/02/12	56,390	2,946
	USD/CLP	04/20/12	4,328,769	52,231
	USD/KRW	04/05/12	4,338,640	9,360
	USD/MXN	06/20/12	1,743,331	11,669
	USD/PHP	04/16/12	5,253,408	3,592
	USD/ZAR	06/20/12	1,735,972	19,028
JPMorgan Securities, Inc.	ILS/USD	06/20/12	4,404,937	33,937
Morgan Stanley & Co.	CNY/USD	05/09/12	58,926,026	476,815
	ILS/USD	06/20/12	13,248,446	310,133
	SGD/USD	06/20/12	4,385,876	17,876
	USD/KRW	04/05/12	5,246,843	10,157
	USD/ZAR	06/20/12	4,350,658	37,342
Royal Bank of Canada	JPY/USD	06/20/12	4,413,188	65,188
	USD/BRL	04/12/12	4,342,885	1,115
Royal Bank of Scotland PLC	EUR/USD	06/20/12	7,944,281	102,416
	TRY/USD	06/20/12	13,316,018	186,018
State Street Bank	EUR/USD	06/20/12	3,501,291	54,624
	ILS/USD	06/20/12	2,648,438	25,438
	KRW/USD	04/05/12	14,988,150	46,928
	MXN/USD	06/20/12	4,420,767	52,767
	USD/MXN	06/20/12	18,512,269	121,731
UBS AG (London)	EUR/PLN	06/20/12	4,417,049	4,743
	JPY/USD	06/20/12	4,397,531	26,531
	RUB/USD	04/09/12	4,385,327	63,327
	RUB/USD	04/16/12	4,385,462	4,462
	RUB/USD	04/26/12	6,160,480	3,456
	RUB/USD	04/27/12	5,297,121	36,121
	SGD/USD	06/20/12	46,213,542	208,224
	USD/BRL	04/02/12	2,613,844	19,156
	USD/BRL	04/16/12	4,331,241	5,073
	USD/RUB	04/23/12	4,369,448	1,552

TOTAL				$9,325,114

84          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

	Contracts to	Settlement	Current	Unrealized
Counterparty	Buy/Sell	Date	Value	Loss

Bank of America NA	CNY/USD	09/04/12	$8,719,268	$(23,732)
	KRW/USD	04/02/12	4,900,215	(22,785)
	PLN/EUR	06/20/12	6,151,014	(23,211)
Barclays Bank PLC	BRL/USD	04/02/12	8,569,038	(31,962)
	BRL/USD	04/12/12	4,179,104	(137,896)
	BRL/USD	04/20/12	4,336,875	(34,125)
	CNY/USD	06/04/12	17,510,777	(81,223)
	CZK/EUR	06/20/12	4,396,440	(23,028)
	MYR/USD	06/21/12	78,052,044	(577,652)
	RUB/USD	04/27/12	4,315,912	(47,088)
	USD/CNY	05/09/12	110,655,440	(1,414,440)
	USD/ILS	06/20/12	4,421,951	(20,460)
	USD/JPY	06/20/12	1,412,307	(10,307)
	USD/KRW	04/26/12	4,386,388	(15,388)
	USD/PHP	04/02/12	4,689,429	(2,292)
	USD/SGD	06/20/12	4,400,916	(19,916)
	USD/TWD	05/22/12	8,653,973	(42,963)
	USD/ZAR	06/20/12	4,285,911	(19,815)
	ZAR/USD	06/20/12	4,346,935	(34,065)
Citibank NA	BRL/USD	04/30/12	4,224,730	(38,270)
	RUB/USD	04/02/12	823,397	(11,649)
	USD/EUR	06/20/12	4,453,814	(70,219)
	USD/MXN	06/20/12	4,391,067	(20,067)
	USD/PHP	04/02/12	4,921,120	(12,120)
	USD/RUB	04/09/12	4,445,198	(57,198)
	USD/RUB	04/12/12	4,443,021	(71,021)
	USD/SGD	06/20/12	4,404,701	(16,701)
	USD/TRY	06/20/12	1,910,473	(34,323)
Credit Suisse International (London)	BRL/USD	04/16/12	4,414,803	(10,007)
	BRL/USD	04/30/12	4,333,328	(29,672)
	USD/BRL	04/13/12	4,356,455	(1,455)
	USD/RUB	04/09/12	3,626,995	(19,693)
	USD/RUB	04/16/12	8,764,559	(28,559)
Deutsche Bank AG (London)	BRL/USD	04/02/12	4,152,881	(245,119)
	BRL/USD	04/16/12	5,103,887	(25,598)
	MXN/USD	06/20/12	4,333,125	(54,875)
	MYR/USD	04/16/12	11,372,896	(36,104)
	RUB/USD	04/23/12	7,059,256	(34,577)
	THB/USD	05/09/12	18,521,833	(45,167)
	THB/USD	05/18/12	7,430,330	(21,670)
	TWD/USD	04/16/12	8,709,701	(2,299)
	USD/BRL	04/02/12	4,401,727	(13,727)
	USD/BRL	05/02/12	3,919,619	(19,619)
	USD/CZK	06/20/12	36,875,593	(748,530)
	USD/ILS	06/20/12	13,289,940	(133,961)
	USD/KRW	04/02/12	4,900,215	(11,454)
	USD/KRW	04/26/12	13,997,367	(8,567)
	USD/MXN	06/20/12	4,383,370	(12,370)
	USD/RUB	04/12/12	10,619,553	(40,257)
	USD/SGD	06/20/12	4,394,453	(23,453)
	USD/TRY	06/20/12	4,409,740	(7,740)
HSBC Bank PLC	BRL/USD	04/02/12	4,130,003	(267,997)
	BRL/USD	04/16/12	6,835,891	(9,109)

The accompanying notes are an integral part of these financial statements.          85

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)
March 31, 2012

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

	Contracts to	Settlement	Current	Unrealized
Counterparty	Buy/Sell	Date	Value	Loss

HSBC Bank PLC (continued)	CNH/USD	04/27/12	$163,948	$(52)
	CZK/EUR	06/20/12	4,397,775	(16,059)
	EUR/CZK	06/20/12	4,405,543	(14,440)
	INR/USD	04/19/12	4,351,726	(29,274)
	MXN/USD	06/20/12	12,998,833	(126,167)
	PHP/USD	04/02/12	5,234,470	(22,530)
	USD/COP	04/18/12	5,209,538	(45,538)
	USD/EUR	06/20/12	8,877,416	(134,289)
	USD/ILS	06/20/12	5,307,972	(25,972)
	USD/KRW	04/27/12	4,378,241	(7,241)
	USD/PLN	06/20/12	4,434,342	(66,342)
	USD/RUB	04/16/12	4,421,970	(40,970)
	USD/SGD	06/20/12	7,901,921	(33,921)
	USD/TRY	04/25/12	4,407,996	(5,996)
	USD/TRY	06/20/12	8,867,632	(124,632)
	ZAR/EUR	06/20/12	4,391,103	(14,043)
	ZAR/USD	04/10/12	43,625,950	(93,997)
JPMorgan Securities, Inc.	USD/ZAR	06/20/12	4,625,441	(3,126)
Morgan Stanley & Co.	BRL/USD	04/16/12	4,309,297	(46,703)
	IDR/USD	04/18/12	8,736,116	(6,884)
	KRW/USD	04/05/12	11,982,560	(166,571)
	USD/BRL	04/13/12	4,360,023	(5,023)
	USD/BRL	04/16/12	4,402,752	(19,752)
	USD/RUB	04/16/12	4,369,804	(14,804)
	ZAR/USD	06/20/12	5,229,428	(66,010)
	CNY/USD	09/04/12	43,708,615	(251,399)
Royal Bank of Canada	INR/USD	04/09/12	5,558,904	(37,096)
	KRW/USD	04/06/12	5,596,214	(50,840)
	MXN/USD	06/20/12	52,127,444	(653,095)
	USD/BRL	04/02/12	8,816,223	(50,223)
	USD/HUF	06/20/12	4,426,649	(55,649)
	USD/SGD	06/20/12	13,218,467	(103,967)
Royal Bank of Scotland PLC	CLP/USD	04/26/12	4,343,313	(19,687)
	USD/CNY	05/09/12	66,514,406	(760,343)
	USD/CNY	09/04/12	17,495,598	(10,598)
	USD/EUR	06/20/12	7,944,281	(96,224)
	USD/TRY	06/20/12	50,918,542	(361,905)
State Street Bank	JPY/USD	06/20/12	4,357,446	(26,554)
	MXN/USD	06/20/12	13,914,525	(90,475)
	USD/KRW	04/18/12	14,976,984	(50,597)
	USD/MXN	06/20/12	4,372,223	(17,223)
	ZAR/USD	06/20/12	4,327,895	(35,105)
UBS AG (London)	BRL/USD	04/02/12	8,258,091	(508,909)
	BRL/USD	04/09/12	4,202,984	(169,016)
	BRL/USD	04/12/12	4,229,958	(142,042)
	BRL/USD	04/13/12	8,531,762	(224,238)
	BRL/USD	04/30/12	4,221,251	(41,749)
	PHP/USD	04/02/12	4,376,079	(21,921)
	USD/BRL	04/16/12	17,486,988	(68,988)

86          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

	Contracts to	Settlement	Current	Unrealized
Counterparty	Buy/Sell	Date	Value	Loss

UBS AG (London) (continued)	USD/BRL	04/18/12	$8,673,934	$(49,030)
	USD/RUB	04/12/12	8,779,520	(43,520)

TOTAL				$(9,836,224)

FUTURES CONTRACTS — At March 31, 2012, the Fund had the following futures contracts:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Ultra Long U.S. Treasury Bonds	(27)	June 2012	$(4,076,156)	$202,551
10 Year U.S. Treasury Notes	226	June 2012	29,263,469	(219,310)

TOTAL				$(16,759)

SWAP CONTRACTS — At March 31, 2012, the Fund had the following swap contracts:

INTEREST RATE SWAP CONTRACTS

		Notional		Rates Exchanged		Market Value
		Amount	Termination	Payments	Payments	Upfront Payments	Unrealized
Counterparty		(000s)	Date	Received	Made	Made (Received)	Gain (Loss)

Bank of America Securities LLC	MXN	697,520	09/16/13	4.700%	Mexico Interbank TIIE 28 Days	$—	$(143,353)
Barclays Bank PLC	HUF	6,390,000	09/29/13	6.420	6 month BUBOR	—	477,303
	MXN	55,630	11/28/13	4.760	Mexico Interbank TIIE 28 Days	3	(9,658)
		307,720	12/06/13	4.960	Mexico Interbank TIIE 28 Days	(243)	24,330
	ZAR	519,500	03/26/14	6.015	3 month JIBAR	(1,550)	(7,979)
	BRL	600	01/02/15	10.040	1 month Brazilian Interbank Deposit Average	—	(375)
	TWD	546,000	06/03/16	3 month TWD	1.460%	—	(269,476)
	HUF	351,610	10/04/16	7.020	6 month BUBOR	—	297
		1,051,500	10/11/16	6.817	6 month BUBOR	—	(43,573)
		1,055,770	10/12/16	6.670	6 month BUBOR	—	(75,450)
		597,910	10/14/16	6.560	6 month BUBOR	—	(56,226)
		1,815,460	10/14/16	6.580	6 month BUBOR	—	(163,297)
		360,430	10/20/16	6.750	6 month BUBOR	—	(19,915)
		861,330	10/21/16	6.680	6 month BUBOR	—	(59,577)
	TWD	694,500	02/10/17	3 month TWD	1.170	—	3,541
Citibank NA		$6,000	03/13/19	3 month LIBOR	1.641	—	47,591
	ZAR	74,580	03/14/22	7.760	3 month JIBAR	(1,141)	110,263
Credit Suisse International (London)	MXN	84,610	03/04/19	6.055	Mexico Interbank TIIE 28 Days	—	(47,690)

The accompanying notes are an integral part of these financial statements.          87

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)
March 31, 2012

ADDITIONAL INVESTMENT INFORMATION (continued)

INTEREST RATE SWAP CONTRACTS (continued)

		Notional		Rates Exchanged		Market Value
		Amount	Termination	Payments	Payments	Upfront Payments	Unrealized
Counterparty		(000s)	Date	Received	Made	Made (Received)	Gain (Loss)

Deutsche Bank Securities, Inc.	BRL	252,730	01/02/14	1 month Brazilian Interbank Deposit Average	10.000	$—	$(900,736)
		130,000	01/02/15	9.960	1 month Brazilian Interbank Deposit Average	—	(188,117)
	TWD	670,000	01/28/16	3 month TWD	1.630	—	(501,140)
	MYR	75,300	12/19/16	3.280	3 month KLIBOR	(74)	(366,576)
	MXN	321,050	03/01/19	6.030	Mexico Interbank TIIE 28 Days	(2,654)	(209,750)
		$24,750	03/12/19	3 month LIBOR	1.608	—	250,311
JPMorgan Securities, Inc.	MXN	233,250	12/17/13	5.020	Mexico Interbank TIIE 28 Days	(86)	38,214
	ZAR	582,700	03/26/14	6.040	3 month JIBAR	(1,843)	26,851
	TWD	393,000	01/26/21	3 month TWD	2.070	—	(718,066)
	ZAR	189,000	06/27/21	8.060	3 month JIBAR	—	832,686
		70,250	09/13/21	7.660	3 month JIBAR	—	56,552
		125,000	12/20/21	7.760	3 month JIBAR	(1,759)	192,842
Morgan Stanley & Co.	MXN	98,200	12/26/13	5.130	Mexico Interbank TIIE 28 Days	72	29,743
	BRL	13,820	01/02/15	10.025	1 month Brazilian Interbank Deposit Average	—	(10,773)

TOTAL						$(9,275)	$(1,701,203)

CREDIT DEFAULT SWAP CONTRACTS

		Notional			Credit
	Referenced	Amount	Rates (Paid)	Termination	Spread at	Unrealized
Swap Counterparty	Obligation	(000s)	Received	Date	March 31, 2012(a)	Gain (Loss)*

Protection Sold:
Credit Suisse International (London)	Federal Republic of Brazil, 12.250%, 03/06/30	$19,410	0.580%	04/20/12	0.487%	$(5,502)

(a)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

*	There are no upfront payments on the swap contract(s), therefore the unrealized gain/loss of the swap contract(s) is equal to their market value.

88          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments
March 31, 2012

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – 92.5%
Collateralized Mortgage Obligations – 12.6%
Adjustable Rate Non-Agency(a) – 1.8%
Adjustable Rate Mortgage Trust Series 2004-5, Class 2A1
$251,625	2.723%	04/25/35	$237,619
American Home Mortgage Investment Trust Series 2004-3, Class 1A
3,864	0.612	10/25/34	3,451
Bear Stearns Adjustable Rate Mortgage Trust Series 2004-1, Class 21A1
235,064	2.572	04/25/34	204,122
Bear Stearns Alt-A Trust Series 2004-3, Class A1
87,872	0.882	04/25/34	68,114
Bear Stearns Alt-A Trust Series 2005-5, Class 21A1
1,245,177	2.583	07/25/35	863,416
Countrywide Alternative Loan Trust Series 2005-16, Class A1
895,719	1.804	06/25/35	577,868
Countrywide Alternative Loan Trust Series 2005-38, Class A1
254,698	1.659	09/25/35	160,227
Countrywide Home Loan Mortgage Pass-Through Trust Series 2003-52, Class A1
291,080	2.668	02/19/34	259,412
Countrywide Home Loan Mortgage Pass-Through Trust Series 2004-HYB6, Class A2
335,914	2.726	11/20/34	273,232
Harborview Mortgage Loan Trust Series 2005-15, Class 2A11
617,204	0.512	10/20/45	405,867
Harborview Mortgage Loan Trust Series 2005-16, Class 2A1A
351,521	0.482	01/19/36	191,409
Impac CMB Trust Series 2004-08, Class 1A
98,172	0.962	10/25/34	63,256
JPMorgan Mortgage Trust Series 2005-A4, Class 2A1
1,064,297	2.779	07/25/35	895,336
Master Adjustable Rate Mortgages Trust Series 2007-1, Class I2A3
1,193,503	0.899	01/25/47	498,874
Morgan Stanley Mortgage Loan Trust Series 2004-8AR, Class 4A1
1,132,709	2.728	10/25/34	905,258
Mortgage IT Trust Series 2005-5, Class A1
851,535	0.502	12/25/35	565,082
Sequoia Mortgage Trust Series 2004-09, Class A2
381,490	1.100	10/20/34	314,846
Structured Adjustable Rate Mortgage Loan Trust Series 2004-12, Class 3A2
222,330	2.722	09/25/34	201,026
Structured Adjustable Rate Mortgage Loan Trust Series 2004-19, Class 2A2
121,422	2.522	01/25/35	82,264
Structured Adjustable Rate Mortgage Loan Trust Series 2004-5, Class 3A1
496,840	2.530	05/25/34	464,670

			7,235,349

Interest Only(b) – 0.6%
ABN AMRO Mortgage Corp. Series 2003-8, Class A2
10,037	5.500	06/25/33	480
CS First Boston Mortgage Securities Corp. Series 2002-AR31, Class 5X(a)(c)
57,596	0.000	11/25/32	—
CS First Boston Mortgage Securities Corp. Series 2003-19, Class 1A2
26,318	5.250	07/25/33	2,318
FHLMC REMIC Series 3510, Class IA(a)
1,902,902	6.258	06/15/37	307,287
FHLMC REMIC Series 3743, Class SA(a)
4,165,597	5.158	10/15/40	541,551
FHLMC STRIPS Series 256, Class 56
4,850,332	4.500	05/15/23	380,828
FNMA REMIC Series 2009-104, Class KS(a)
2,891,983	5.958	12/25/39	431,552
FNMA Series 2007-54, Class DI(a)
3,586,006	5.858	06/25/37	600,656
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 3AX(a)
26,098	0.123	08/25/33	105
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 4AX(a)
7,729	0.320	07/25/33	60

			2,264,837

Inverse Floaters(a) – 0.0%
GNMA Series 2001-48, Class SA
12,476	25.702	10/16/31	19,759
GNMA Series 2001-51, Class SB
12,137	25.702	10/16/31	19,892

			39,651

Planned Amortization Class – 2.6%
FHLMC REMIC Series 3748
1,000,000	4.000	11/15/39	1,056,168
FHLMC REMIC Series 3906, Class HG
3,419,938	4.000	08/15/26	3,642,425
FNMA REMIC Series 2003-88, Class TH
5,000,000	4.500	09/25/18	5,287,951

			9,986,544

Sequential Fixed Rate – 5.4%
FHLMC Multifamily Structured Pass-Through Certificates Series K005, Class A2
2,000,000	4.317	11/25/19	2,228,520
FHLMC Multifamily Structured Pass-Through Certificates Series K705, Class A2
5,000,000	2.303	09/25/18	5,051,725
FHLMC Multifamily Structured Pass-Through Certificates Series K706, Class A2
3,900,000	2.323	10/25/18	3,940,723
FHLMC REMIC Series 2042, Class N
307,142	6.500	03/15/28	346,551
FHLMC REMIC Series 2590, Class NV
1,000,000	5.000	03/15/18	1,065,022
FHLMC REMIC Series 2770, Class TW
7,300,000	4.500	03/15/19	7,912,791

The accompanying notes are an integral part of these financial statements.          89

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)
March 31, 2012

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
Sequential Fixed Rate – (continued)

FHLMC REMIC Series 2844, Class BY
$72,061	4.000%	06/15/18	$71,955
FNMA REMIC Series 2000-16, Class ZG
482,813	8.500	06/25/30	556,375

			21,173,662

Sequential Floating Rate(a) – 2.2%
FNMA REMIC Series 2005-95, Class OG
7,445,169	0.652	11/25/35	7,447,210
FNMA REMIC Series 2011-63, Class FG
984,498	0.692	07/25/41	986,077

			8,433,287

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$49,133,330

Commercial Mortgage-Backed Securities – 7.3%
Sequential Fixed Rate – 1.7%
Bear Stearns Commercial Mortgage Securities, Inc. Series 2002-TOP6, Class A2
$772,138	6.460%	10/15/36	$771,816
Citigroup Commercial Mortgage Trust Series 2006-C5, Class A4
1,750,000	5.431	10/15/49	1,982,676
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class A4
3,640,000	5.156	02/15/31	4,040,955

			6,795,447

Sequential Floating Rate(a) – 5.6%
Banc of America Commercial Mortgage, Inc. Series 2005-6, Class A4
7,000,000	5.193	09/10/47	7,819,602
FREMF Mortgage Trust Series 2012-K17, Class B(d)
325,000	4.498	12/25/44	313,142
FREMF Mortgage Trust Series 2012-K706, Class B(d)
600,000	4.023	11/25/44	595,340
FREMF Mortgage Trust Series 2012-K706, Class C(d)
425,000	4.023	11/25/44	398,656
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2005-CB11, Class A4
3,750,000	5.335	08/12/37	4,135,694
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2006-LDP7, Class A4
925,000	5.871	04/15/45	1,053,924
LB-UBS Commercial Mortgage Trust Series 2007-C7, Class A3
4,000,000	5.866	09/15/45	4,531,888
Morgan Stanley Capital I Series 2006-HQ9, Class A4
2,769,000	5.731	07/12/44	3,152,057

			22,000,303

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$28,795,750

Federal Agencies – 72.6%
Adjustable Rate FHLMC(a) – 0.3%
$212,217	2.496%	04/01/33	$224,303
88,699	2.366	09/01/33	93,490
39,885	2.232	10/01/34	41,835
75,780	2.375	11/01/34	79,939
77,231	2.484	02/01/35	81,680
272,643	2.470	06/01/35	287,716
278,828	2.465	08/01/35	295,237

			1,104,200

Adjustable Rate FNMA(a) – 0.7%
8,420	2.468	07/01/22	8,651
22,698	2.471	07/01/27	23,490
33,443	2.471	11/01/27	34,604
7,717	2.471	01/01/31	8,023
9,171	2.471	06/01/32	9,540
22,392	2.468	08/01/32	23,250
61,688	2.468	05/01/33	64,105
29,035	1.978	06/01/33	30,245
338,654	2.522	06/01/33	357,649
24,171	2.420	07/01/33	25,540
332,985	2.451	08/01/33	344,949
3,237	2.723	09/01/33	3,430
1,359	2.324	12/01/33	1,394
186,506	2.536	12/01/33	198,745
7,552	2.471	04/01/34	8,005
468,649	2.730	08/01/34	499,404
90,712	2.527	11/01/34	96,662
133,410	2.321	02/01/35	140,504
208,351	2.669	03/01/35	219,889
88,809	2.706	04/01/35	94,637
141,946	2.702	05/01/35	151,261
19,559	2.471	11/01/35	20,242
103,421	2.471	12/01/37	107,073
47,687	2.471	01/01/38	49,383
38,621	2.471	11/01/40	40,146

			2,560,821

Adjustable Rate GNMA(a) – 0.6%
49,011	2.375	06/20/23	50,061
23,865	1.625	07/20/23	24,414
25,021	1.625	08/20/23	25,601
64,044	1.625	09/20/23	65,534
18,347	2.375	03/20/24	18,742
159,226	2.375	04/20/24	162,869
19,594	2.375	05/20/24	20,036
165,774	2.375	06/20/24	170,006
45,417	1.625	07/20/24	46,533
46,704	2.000	07/20/24	48,609
83,953	1.625	08/20/24	86,025
43,218	2.000	08/20/24	44,990
39,997	1.625	09/20/24	40,989
47,834	2.000	11/20/24	49,823
18,377	2.000	12/20/24	19,145
25,828	2.500	12/20/24	27,321
31,210	2.375	01/20/25	32,379
16,265	2.375	02/20/25	16,878
57,134	2.375	05/20/25	59,336
44,593	2.000	07/20/25	46,522
21,699	2.375	02/20/26	22,215
1,206	1.625	07/20/26	1,239
61,203	2.375	01/20/27	63,306

90          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate GNMA(a) – (continued)

$22,252	2.375%	02/20/27	$22,828
167,387	2.375	04/20/27	171,694
18,690	2.375	05/20/27	19,173
17,411	2.375	06/20/27	17,862
6,742	1.625	11/20/27	6,938
26,948	1.625	12/20/27	27,736
53,796	2.375	01/20/28	55,175
18,421	2.250	02/20/28	18,964
19,396	2.375	03/20/28	19,896
102,793	1.625	07/20/29	105,988
44,948	1.625	08/20/29	46,349
13,065	1.625	09/20/29	13,473
52,701	1.625	10/20/29	54,355
58,847	1.625	11/20/29	60,697
15,233	1.625	12/20/29	15,707
19,863	2.250	01/20/30	20,491
10,642	2.250	02/20/30	10,981
48,519	2.250	03/20/30	50,058
58,190	2.375	04/20/30	59,837
154,268	2.375	05/20/30	159,740
13,672	2.375	06/20/30	14,079
128,202	2.000	07/20/30	135,041
24,019	2.000	09/20/30	25,306
46,409	1.625	10/20/30	47,914
200,400	1.625	12/20/34	207,179

			2,530,034

FHLMC – 4.9%
8,536	6.000	12/01/14	8,795
12,008	6.000	03/01/16	12,813
1,066	5.000	09/01/16	1,146
12,697	5.000	11/01/16	13,633
37,859	5.000	01/01/17	40,725
66,928	5.000	02/01/17	72,027
55,023	5.000	03/01/17	59,218
102,518	5.000	04/01/17	110,335
2,502	5.000	05/01/17	2,693
2,027	5.000	08/01/17	2,182
284,446	5.000	09/01/17	306,126
315,628	5.000	10/01/17	339,690
175,316	5.000	11/01/17	188,682
180,138	5.000	12/01/17	193,872
221,081	5.000	01/01/18	237,952
526,040	5.000	02/01/18	566,019
515,807	5.000	03/01/18	555,080
430,727	5.000	04/01/18	463,610
49,399	4.500	05/01/18	52,721
316,487	5.000	05/01/18	340,639
83,166	5.000	06/01/18	89,470
81,007	5.000	07/01/18	87,125
42,879	5.000	08/01/18	46,152
28,141	5.000	09/01/18	30,293
98,039	5.000	10/01/18	105,558
114,839	5.000	11/01/18	123,676
57,470	5.000	12/01/18	61,865
9,295	5.000	01/01/19	10,006
3,871	5.000	02/01/19	4,182
322,082	5.500	04/01/20	350,675
1,164,968	4.500	08/01/23	1,253,094
103,768	7.000	04/01/31	119,237
1,561,905	7.000	09/01/31	1,795,588
997,189	4.000	02/01/32	1,057,840
485,441	7.000	04/01/32	556,757
1,265,451	7.000	05/01/32	1,451,358
650,412	6.000	05/01/33	726,695
35,044	5.500	12/01/33	38,698
518,462	5.000	12/01/35	564,496
431,318	5.500	01/01/36	476,084
1,117	5.500	02/01/36	1,232
55,069	4.000	08/01/36	57,558
147,487	4.000	09/01/36	154,382
162,395	4.000	10/01/36	170,089
233,874	4.000	12/01/36	245,105
23,792	5.000	02/01/37	25,946
11,599	6.000	04/01/37	13,054
3,217	6.000	07/01/37	3,621
142,709	6.000	09/01/37	160,250
768,377	5.500	04/01/38	836,327
52,863	6.000	07/01/38	59,064
146,255	6.000	12/01/38	163,411
74,735	6.000	01/01/39	83,292
908,399	4.500	09/01/39	981,957
31,186	3.500	10/01/40	32,111
340,543	3.500	11/01/40	350,685
131,750	3.500	12/01/40	135,699
69,782	3.500	02/01/41	71,851
25,988	4.500	03/01/41	27,639
2,964,064	4.000	11/01/41	3,105,440

			19,195,520

FNMA – 60.2%
1,748	5.500	04/01/16	1,904
2,132	5.500	08/01/16	2,322
24,841	5.500	11/01/16	27,053
20,023	5.500	12/01/16	21,808
28,209	5.500	01/01/17	30,723
2,170	5.500	05/01/17	2,365
10,168	5.500	07/01/17	11,078
1,776	5.500	09/01/17	1,935
20,371	5.500	01/01/18	22,195
16,088	5.500	02/01/18	17,529
1,438	6.000	02/01/18	1,585
882,904	2.800	03/01/18	918,278
485,990	5.000	03/01/18	524,622
32,257	5.500	04/01/18	35,116
2,530,000	3.840	05/01/18	2,750,042
7,150	5.500	05/01/18	7,785
25,169	6.000	05/01/18	27,740
615,246	5.000	06/01/18	664,152
1,407,310	4.000	08/01/18	1,494,654
33,540	5.000	09/01/18	36,206
136,330	6.000	11/01/18	150,258

The accompanying notes are an integral part of these financial statements.          91

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)
March 31, 2012

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)

$129,678	7.000%	11/01/18	$141,263
1,205,678	4.500	12/01/18	1,291,961
241,660	6.000	12/01/18	266,350
207,763	6.000	01/01/19	228,989
5,389	5.500	02/01/19	5,887
25,403	5.500	04/01/19	27,752
67,317	6.000	04/01/19	74,194
5,323	5.500	05/01/19	5,801
14,354	6.000	05/01/19	15,820
33,516	5.500	07/01/19	36,615
81,350	5.500	08/01/19	88,871
39,072	5.500	09/01/19	42,685
90,135	5.500	10/01/19	98,467
35,158	5.500	11/01/19	38,408
23,293	5.500	12/01/19	25,447
140,706	5.500	02/01/20	153,715
638,272	4.500	03/01/20	683,950
886,330	3.416	10/01/20	939,780
39,940	5.500	01/01/21	43,633
3,656,835	4.377	04/01/21	4,014,205
57,873	7.000	09/01/21	66,448
180,161	7.000	06/01/22	207,650
74,372	7.000	07/01/22	85,735
16,447	4.500	04/01/23	17,614
49,300	3.500	10/01/26	51,785
123,365	3.500	11/01/26	129,583
1,771,115	3.500	01/01/27	1,860,389
56,221	3.500	03/01/27	59,022
1,956	7.000	01/01/29	2,281
391	5.500	04/01/29	430
2,766	7.000	09/01/29	3,225
151	7.000	02/01/30	176
33,899	7.000	08/01/31	37,891
2,669,618	4.000	10/01/31	2,837,917
2,219	7.000	03/01/32	2,582
2,464	7.000	04/01/32	2,866
3,078	7.000	05/01/32	3,581
7,818	7.000	06/01/32	9,094
2,776	7.000	07/01/32	3,229
107,656	6.000	01/01/33	119,930
4,847	6.000	02/01/33	5,400
555,254	5.500	04/01/33	612,059
82,370	6.000	06/01/33	91,999
29,776	6.000	07/01/33	33,290
101,860	5.000	08/01/33	110,501
6,023	5.000	09/01/33	6,504
13,260	5.500	09/01/33	14,559
67,066	6.000	09/01/33	75,012
13,838	6.000	10/01/33	15,477
94,974	5.500	02/01/34	104,364
20,540	5.500	03/01/34	22,571
28,238	5.500	04/01/34	31,027
402	5.500	06/01/34	442
113,930	5.500	07/01/34	125,158
20,826	5.500	08/01/34	22,931
56,116	5.500	10/01/34	61,631
51,282	6.000	11/01/34	57,187
624,929	5.500	12/01/34	686,324
1,104,320	6.000	12/01/34	1,231,484
13,395	5.000	04/01/35	14,465
611,901	6.000	04/01/35	681,939
17,795	5.500	06/01/35	19,535
79,151	5.000	07/01/35	85,716
44,064	5.500	07/01/35	48,367
22,345	5.000	08/01/35	24,128
28,793	5.500	08/01/35	31,611
51,091	5.000	09/01/35	55,170
24,267	5.500	09/01/35	26,673
15,336	5.000	10/01/35	16,560
356,984	6.000	10/01/35	400,547
19,154	5.000	11/01/35	20,683
10,141	5.500	12/01/35	11,160
9,504	6.000	12/01/35	10,621
480	5.500	02/01/36	529
21,982	5.500	04/01/36	24,268
12,280	6.000	04/01/36	13,723
73,407	6.000	05/01/36	80,859
95,448	4.000	09/01/36	100,194
206,159	6.000	01/01/37	227,087
199,600	4.000	02/01/37	209,775
17,860	5.500	02/01/37	19,710
1,445,270	6.000	03/01/37	1,591,989
60,373	5.500	04/01/37	66,831
4,379	5.500	05/01/37	4,829
175,882	5.000	06/01/37	191,113
1,705	5.500	06/01/37	1,880
201,519	6.000	06/01/37	221,990
31,210	5.500	07/01/37	34,413
5,889	5.500	08/01/37	6,493
315,851	6.500	10/01/37	353,950
761	5.500	12/01/37	835
213,898	6.000	12/01/37	235,884
2,481,596	5.500	02/01/38	2,701,034
25,303	5.500	03/01/38	27,687
98,806	5.500	04/01/38	108,657
23,468	5.500	05/01/38	25,731
300,904	6.000	05/01/38	331,402
6,723	5.500	06/01/38	7,349
7,396	5.500	07/01/38	8,082
6,060	5.500	08/01/38	6,621
4,173	5.500	09/01/38	4,560
1,750,212	6.000	11/01/38	1,928,008
2,225	5.500	12/01/38	2,432
1,562,769	5.000	01/01/39	1,704,456
1,072,764	6.500	01/01/39	1,206,056
27,100	5.500	02/01/39	29,660
273,882	6.000	10/01/39	302,033
919,372	5.000	09/01/40	993,575
293,794	4.500	12/01/40	312,815
985,081	4.000	01/01/41	1,034,021
556,865	4.500	01/01/41	592,917
1,455,688	4.500	02/01/41	1,552,310

92          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Principal	Interest	Maturity
Amount	Rate	Date		Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)

$2,665,413	5.000%	02/01/41		$2,895,834
1,009,260	4.000	03/01/41		1,059,401
398,298	4.500	04/01/41		424,735
878,427	5.000	04/01/41		954,366
2,264,652	5.000	05/01/41		2,449,455
331,530	5.000	06/01/41		358,584
966,211	4.500	07/01/41		1,030,997
218,947	4.500	08/01/41		233,479
2,567,160	4.500	09/01/41		2,739,184
58,582	4.000	10/01/41		61,492
55,470	4.500	10/01/41		59,152
15,331,653	5.000	10/01/41		16,688,259
2,970,547	4.000	11/01/41		3,118,063
1,389,893	4.000	12/01/41		1,458,945
2,097,093	4.000	02/01/42		2,201,144
6,000,000	3.000	TBA-15yr	(e)	6,210,937
7,000,000	3.500	TBA-15yr	(e)	7,340,157
16,000,000	3.500	TBA-30yr	(e)	16,430,000
12,000,000	4.000	TBA-15yr	(e)	12,712,500
3,000,000	4.000	TBA-30yr	(e)	3,145,078
89,000,000	4.500	TBA-30yr	(e)	94,659,848
16,000,000	6.000	TBA-30yr	(e)	17,601,250

				235,328,284

GNMA – 5.9%
237,296	5.500	07/15/20		258,624
365,525	3.950	07/15/25		388,768
2,562	6.000	03/15/26		2,901
17,427	6.000	04/15/26		19,762
5,000,000	3.500	TBA-30yr	(e)	5,210,547
16,000,000	4.000	TBA-30yr	(e)	17,168,750

				23,049,352

TOTAL FEDERAL AGENCIES				$283,768,211

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $359,379,798)				$361,697,291

Agency Debentures – 1.1%
FHLMC
$2,500,000	0.600%	08/23/13		$2,504,114
1,900,000	0.700	11/04/13		1,899,586

TOTAL AGENCY DEBENTURES
(Cost $4,404,477)				$4,403,700

Asset-Backed Securities – 4.1%
Home Equity – 0.6%
CIT Mortgage Loan Trust Series 2007-1, Class 2A2(a)(d)
$570,000	1.492%	10/25/37		$444,696
CIT Mortgage Loan Trust Series 2007-1, Class 2A3(a)(d)
1,100,000	1.692	10/25/37		492,231
Countrywide Home Equity Loan Trust Series 2002-E, Class A(a)
12,375	0.502	10/15/28		11,674
Countrywide Home Equity Loan Trust Series 2003-D, Class A(a)
70,132	0.502	06/15/29		63,761
Countrywide Home Equity Loan Trust Series 2004-G, Class 2A(a)
48,272	0.462	12/15/29		37,474
Countrywide Home Equity Loan Trust Series 2004-I, Class A(a)
466,527	0.532	02/15/34		306,641
Countrywide Home Equity Loan Trust Series 2004-J, Class 2A(a)
50,384	0.532	12/15/33		36,765
Countrywide Home Equity Loan Trust Series 2004-O, Class 1A(a)
187,628	0.522	02/15/34		114,873
Countrywide Home Equity Loan Trust Series 2005-A, Class 2A(a)
287,642	0.482	04/15/35		180,030
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
328,301	7.000	09/25/37		237,986
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
436,720	7.000	09/25/37		323,059
Residential Asset Mortgage Products, Inc. Series 2004-RZ1, Class AII(a)
197,395	0.722	03/25/34		134,448

				2,383,638

Student Loan(a) – 3.5%
Brazos Higher Education Authority, Inc. Series 2005-3, Class A14
1,156,920	0.584	09/25/23		1,144,401
Brazos Higher Education Authority, Inc. Student Loan Revenue Series 2004 I-A-2
2,448,045	0.634	06/27/22		2,424,716
Brazos Higher Education Authority, Inc. Student Loan Revenue Series 2005 I-A-2
1,150,000	0.554	12/26/18		1,143,675
College Loan Corp. Trust Series 2004-1, Class A3
1,430,186	0.720	04/25/21		1,395,874
Education Funding Capital Trust I Series 2004-1, Class A2
518,825	0.634	12/15/22		515,125
GCO Education Loan Funding Trust Series 2006-1, Class A10L
100,000	0.681	02/27/28		85,428
GCO Education Loan Funding Trust Series 2006-1, Class A11L
300,000	0.721	05/25/36		244,442
Goal Capital Funding Trust Series 2010-1, Class A(d)
677,150	1.191	08/25/48		648,644
Knowledgeworks Foundation Student Loan Series 2010-1, Class A
529,383	1.441	02/25/42		518,372
Louisiana Public Facilities Authority Series 2011-A, Class A3
1,200,000	1.510	04/25/35		1,109,532
Northstar Education Finance, Inc. Series 2004-1, Class A4
1,928,889	0.743	04/29/19		1,916,665
Northstar Education Finance, Inc. Series 2005-1, Class A1
193,423	0.653	10/28/26		192,136
SLM Student Loan Trust Series 2003-10A, Class A1D(c)(d)
250,000	0.000	12/15/16		249,922
SLM Student Loan Trust Series 2003-10A, Class A1E(c)(d)
250,000	0.000	12/15/16		249,922
South Carolina Student Loan Corp. Series 2005, Class A2
1,500,000	0.608	12/01/20		1,446,321

The accompanying notes are an integral part of these financial statements.          93

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)
March 31, 2012

Principal	Interest	Maturity
Amount	Rate	Date	Value

Asset-Backed Securities – (continued)
Student Loan(a) – (continued)

US Education Loan Trust LLC Series 2006-1, Class A2(d)
$232,875	0.618%	03/01/25	$228,933

			13,514,108

TOTAL ASSET-BACKED SECURITIES
(Cost $17,326,719)			$15,897,746

U.S. Treasury Obligations – 3.0%
United States Treasury Inflation Protected Securities
$630,235	3.000%	07/15/12	$644,611
321,669	0.625	04/15/13	330,164
356,070	1.625	01/15/15	388,116
United States Treasury Notes
1,800,000	0.625	04/30/13	1,807,362
2,100,000	0.500	05/31/13	2,106,006
1,300,000	0.375	06/30/13	1,301,846
300,000	0.875	01/31/17	298,143
4,800,000	2.000 (f)	02/15/22	4,707,360

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $11,592,198)			$11,583,608

Notional	Exercise	Expiration
Amount	Rate	Date	Value

Options Purchased – 0.1%
Interest Rate Swaptions
Barclays Bank PLC Put – OTC – 10 year Interest Rate Swap Strike Price 2.208
$6,700,000	2.208%	05/21/12	$45,150
Barclays Bank PLC Call – OTC – 10 year Interest Rate Swap Strike Price 2.208
6,700,000	2.208	05/21/12	125,430
Citibank NA Put – OTC – 10 year Interest Rate Swap Strike Price 2.198
2,200,000	2.198	05/22/12	14,426
Citibank NA Call – OTC – 10 year Interest Rate Swap Strike Price 2.198
2,200,000	2.198	05/22/12	42,810
Deutsche Bank Securities, Inc. Put – OTC – 10 year Interest Rate Swap Strike Price 2.205
2,600,000	2.205	05/23/12	17,965
Deutsche Bank Securities, Inc. Call – OTC – 10 year Interest Rate Swap Strike Price 2.205
2,600,000	2.205	05/23/12	50,162

TOTAL OPTIONS PURCHASED
(Cost $401,143)			$295,943

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $393,104,335)			$393,878,288

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(g) – 29.5%
Repurchase Agreement – 29.5%
Joint Repurchase Agreement Account II
$115,400,000	0.147%	04/02/12	$115,400,000
(Cost $115,400,000)

TOTAL INVESTMENTS – 130.3%
(Cost $508,504,335)			$509,278,288

LIABILITIES IN EXCESS OF OTHER ASSETS – (30.3)%			(118,405,933)

NET ASSETS – 100.0%			$390,872,355

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2012.

(b)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(c)	Issued with zero coupon and interest rate is contingent upon LIBOR reaching a predetermined level.

(d)	Exempt from registration under rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounted to $3,621,486, which represents approximately 0.9% of net assets as of March 31, 2012.

(e)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $180,479,067, which represents approximately 46.2% of net assets as of March 31, 2012.

(f)	All or a portion of this security is segregated as collateral for initial margin requirement on futures transactions.

(g)	Joint repurchase agreement was entered into on March 30, 2012. Additional information appears on page 97.

Investment Abbreviations:
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
FREMF	—	Freddie Mac Multi Family
GNMA	—	Government National Mortgage Association
LIBOR	—	London Interbank Offered Rate
OTC	—	Over the Counter
REMIC	—	Real Estate Mortgage Investment Conduit
STRIPS	—	Separate Trading of Registered Interest and Principal of Securities

94          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACT — At March 31, 2012, the Fund had the following forward sales contract:

	Interest	Maturity	Settlement	Principal
Description	Rate	Date(e)	Date	Amount	Value

FHLMC (Proceeds Receivable: $2,087,266)	4.000%	TBA-30yr	04/12/12	$(2,000,000)	$(2,090,781)

FUTURES CONTRACTS — At March 31, 2012, the Fund had the following futures contracts:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Eurodollars	8	June 2012	$1,990,600	$1,518
Eurodollars	8	September 2012	1,990,200	1,982
Eurodollars	8	December 2012	1,989,600	3,182
Eurodollars	8	March 2013	1,989,000	4,582
Eurodollars	(9)	June 2013	(2,236,388)	542
Eurodollars	55	June 2014	13,611,125	19,375
Eurodollars	143	September 2014	35,337,088	(18,574)
Eurodollars	(143)	September 2015	(35,076,113)	30,915
Eurodollars	(55)	December 2015	(13,466,063)	(28,311)
Ultra Long U.S. Treasury Bonds	17	June 2012	2,566,469	(14,059)
2 Year U.S. Treasury Notes	(98)	June 2012	(21,573,781)	15,796
5 Year U.S. Treasury Notes	107	June 2012	13,111,680	35,607
10 Year U.S. Treasury Notes	(14)	June 2012	(1,812,781)	(6,757)
30 Year U.S. Treasury Bonds	7	June 2012	964,250	(964)

TOTAL				$44,834

SWAP CONTRACTS — At March 31, 2012, the Fund had the following swap contracts:

INTEREST RATE SWAP CONTRACTS

			Rates Exchanged		Market Value
	Notional				Upfront
	Amount	Termination	Payments	Payments	Payments	Unrealized
Counterparty	(000s)(a)	Date	Received	Made	Made (Received)	Gain (Loss)

Bank of America Securities LLC	$10,100	06/20/19	3 month LIBOR	2.000%	$(93,167)	$7,675
Deutsche Bank Securities, Inc.	2,000	06/20/17	3 month LIBOR	1.750	(27,011)	(9,625)
	5,000	03/22/21	3.298%	3 month LIBOR	—	33,157
	2,000	03/22/31	3 month LIBOR	3.638	—	(20,551)
	2,400	06/20/32	3 month LIBOR	2.750	1,232	74,340
JPMorgan Securities, Inc.	21,600	06/20/14	1.000	3 month LIBOR	160,081	(701)
	3,400	06/20/17	3 month LIBOR	1.750	(48,953)	(13,328)
	1,900	06/20/22	2.500	3 month LIBOR	58,130	(34,593)
	2,500	06/20/27	2.750	3 month LIBOR	44,758	(58,374)
Morgan Stanley Capital Services, Inc.	3,000	06/20/42	3 month LIBOR	2.750	106,993	92,047

TOTAL					$202,063	$70,047

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2012.

The accompanying notes are an integral part of these financial statements.          95

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)
March 31, 2012

ADDITIONAL INVESTMENT INFORMATION (continued)

WRITTEN OPTIONS CONTRACTS — For the year ended March 31, 2012, the Fund had the following written swaptions activity:

	Notional
	Amount	Premiums
	(000s)	Received

Contracts Outstanding March 31, 2011	$10,000	$108,875

Contracts Written	257,800	5,080,927
Contracts Bought to Close	(241,300)	(4,984,328)
Contracts Expired	(26,500)	(205,474)

Contracts Outstanding March 31, 2012	$—	$—

96          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Schedule of Investments
March 31, 2012

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At March 31, 2012, the Funds had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of April 2, 2012, as follows:

			Collateral
	Principal	Maturity	Allocation
Fund	Amount	Value	Value

Emerging Markets Debt	$84,000,000	$84,001,029	$85,841,505

High Yield	416,700,000	416,705,105	425,835,181

High Yield Floating Rate	65,500,000	65,500,802	66,935,936

Investment Grade Credit	38,400,000	38,400,470	39,241,831

Local Emerging Markets Debt	158,500,000	158,501,942	161,974,745

U.S. Mortgages	115,400,000	115,401,414	117,928,877

REPURCHASE AGREEMENTS — At March 31, 2012, the Principal Amounts of the Funds’ interest in the Joint Repurchase Agreement Account II were as follows:

				High		Local
		Emerging		Yield	Investment	Emerging
	Interest	Markets	High	Floating	Grade	Markets	U.S.
Counterparty	Rate	Debt	Yield	Rate	Credit	Debt	Mortgages

BNP Paribas Securities Co.	0.150%	$34,131,650	$169,317,368	$26,614,561	$15,603,040	$64,403,174	$46,890,387

Credit Suisse Securities LLC	0.070	4,015,488	19,919,690	3,131,125	1,835,652	7,576,844	5,516,516

Deutsche Bank Securities, Inc.	0.050	7,629,428	37,847,411	5,949,137	3,487,738	14,396,004	10,481,381

JPMorgan Securities LLC	0.190	16,138,248	80,057,235	12,583,991	7,377,485	30,451,336	22,170,878

Wells Fargo Securities LLC	0.160	22,085,186	109,558,296	17,221,186	10,096,085	41,672,642	30,340,838

TOTAL		$84,000,000	$416,700,000	$65,500,000	$38,400,000	$158,500,000	$115,400,000

At March 31, 2012, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates

Federal Home Loan Mortgage Corp.	3.000 to 4.500%	08/01/24 to 04/01/42

Federal National Mortgage Association	2.500 to 7.500	05/01/12 to 10/01/51

Government National Mortgage Association	3.500 to 5.000	12/15/39 to 02/15/42

U.S. Treasury Notes	0.625 to 9.250	04/02/12 to 05/15/19

The accompanying notes are an integral part of these financial statements.          97

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Assets and Liabilities
March 31, 2012

Emerging Markets
Debt Fund
Assets:

Investments, at value (cost $829,428,756, $5,299,175,432, $587,825,576, $497,623,825, $1,567,290,824 and $393,104,335)	$860,346,484
Repurchase agreement, at value which equals cost	84,000,000
Cash(a)	5,923,175
Foreign currencies, at value (cost $6,482 and $6,063,738 for Emerging Markets Debt and Local Emerging Markets Debt)	6,483
Receivables:
Interest	13,479,593
Fund shares sold	11,740,963
Investments sold	5,620,700
Investments sold on an extended settlement basis	644,060
Unrealized gain on forward foreign currency exchange contracts	1,396,733
Collateral on certain derivative contracts	180,000
Reimbursement from investment adviser	77,899
Unrealized gain on swap contracts	74,018
Foreign tax reclaims, at value	—
Upfront payments made on swap contracts	—
Other assets	5,031

Total assets	983,495,139

Liabilities:

Due to custodian	—
Payables:
Investments purchased	9,905,512
Investments purchased on an extended settlement basis	29,984,818
Fund shares redeemed	10,399,474
Unrealized loss on forward foreign currency exchange contracts	3,404,868
Amounts owed to affiliates	684,866
Income distributions	468,772
Futures — variation margin	246,167
Upfront payments received on swap contracts	189,524
Due to broker — upfront payment	48,874
Unrealized loss on swap contracts	2,484
Collateral on certain derivative contracts	—
Deferred foreign capital gains tax	—
Forward sale contracts, at value (proceeds receivable $2,087,266 for U.S. Mortgages Fund)	—
Accrued expenses and other liabilities	162,554

Total liabilities	55,497,913

Net Assets:

Paid-in capital	890,322,094
Undistributed (distributions in excess of) net investment income	(146,725)
Accumulated net realized gain (loss)	8,559,383
Net unrealized gain	29,262,474

NET ASSETS	$927,997,226

Net Assets:
Class A	$169,491,102
Class B	—
Class C	31,893,140
Institutional	720,098,014
Service	—
Separate Account Institutional Shares	—
Class IR	6,514,970
Class R	—

Total Net Assets	$927,997,226

Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	13,091,481
Class B	—
Class C	2,465,207
Institutional	55,565,752
Service	—
Separate Account Institutional Shares	—
Class IR	502,861
Class R	—

Net asset value, offering and redemption price per share:(b)
Class A	$12.95
Class B	—
Class C	12.94
Institutional	12.96
Service	—
Separate Account Institutional Shares	—
Class IR	12.96
Class R	—

(a)	Represents cash on deposit with counterparty for Local Emerging Markets Debt relating to initial margin requirements on futures transaction.
(b)	Maximum public offering price per share for Class A shares of Emerging Markets Debt, High Yield, High Yield Floating Rate, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds is $13.56, $7.46, $10.14, $9.90, $9.82 and $10.99, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

98          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

High Yield	High Yield Floating	Investment Grade	Local Emerging
Fund	Rate Fund	Credit Fund	Markets Debt Fund	U.S. Mortgages Fund

$5,421,040,891	$590,448,208	$521,114,602	$1,586,274,652	$393,878,288
416,700,000	65,500,000	38,400,000	158,500,000	115,400,000
4,814,742	16,795,033	151,348	300,000	6,877
—	—	—	5,899,611	—

113,663,165	2,980,911	5,963,555	23,253,912	824,269
40,391,316	8,550,359	749,377	33,011,930	—
4,925,206	—	2,798,284	—	3,500,635
8,963,904	5,357,053	—	—	217,855,695
259,274	—	—	9,325,114	—
1,908,000	—	890,020	3,271,955	—
—	22,511	22,318	133,898	43,041
1,499,439	—	279,544	2,090,524	207,219
23,278	—	—	74,723	—
—	—	11,314	75	371,194
55,540	5,532	4,127	11,867	3,100

6,014,244,755	689,659,607	570,384,489	1,822,148,261	732,090,318

—	—	—	240,966	—

16,428,312	2,104,000	9,529,738	10,196,345	4,097,274
93,893,704	37,656,742	—	9,616,234	332,672,228
58,575,435	1,912,171	648,834	2,963,469	380,374
695,006	—	—	9,836,224	—
3,728,798	343,021	217,839	1,305,571	126,185
2,119,582	8,308	160,445	461,811	204,835
—	—	369,719	48,936	19,737
4,401,129	—	705,125	9,350	169,131
—	—	—	—	—
43,198	—	101,908	3,797,229	137,172
—	—	420,000	74	1,210,000
—	—	—	2,737,107	—
—	—	—	—	2,090,781
1,269,311	112,963	94,863	375,755	110,246

181,154,475	42,137,205	12,248,471	41,589,071	341,217,963

5,673,113,769	651,844,998	531,559,357	1,795,728,702	391,904,103
1,568,826	135,748	141,804	(22,395,581)	87,155
35,449,799	(7,080,976)	3,895,488	(6,813,066)	(2,004,222)
122,957,886	2,622,632	22,539,369	14,039,135	885,319

$5,833,090,280	$647,522,402	$558,136,018	$1,780,559,190	$390,872,355

$630,048,928	$1,909,800	$155,684,250	$166,407,462	$5,436,934
30,571,860	—	—	—	—
108,682,295	517,332	—	20,703,776	—
4,988,221,474	644,969,039	163,885,919	1,586,054,741	9,983,782
21,419,589	—	—	—	—
—	—	237,265,722	—	375,450,607
37,059,301	116,033	1,300,127	7,393,211	1,032
17,086,833	10,198	—	—	—

$5,833,090,280	$647,522,402	$558,136,018	$1,780,559,190	$390,872,355

88,513,674	192,735	16,336,485	17,739,297	514,007
4,285,550	—	—	—	—
15,248,307	52,242	—	2,203,271	—
698,733,982	65,067,245	17,193,768	169,015,611	941,921
3,010,814	—	—	—	—
—	—	24,887,096	—	35,488,933
5,194,997	11,703	136,365	788,186	97
2,400,500	1,029	—	—	—

$7.12	$9.91	$9.53	$9.38	$10.58
7.13	—	—	—	—
7.13	9.90	—	9.40	—
7.14	9.91	9.53	9.38	10.60
7.11	—	—	—	—
—	—	9.53	—	10.58
7.13	9.91	9.53	9.38	10.60
7.12	9.91	—	—	—

The accompanying notes are an integral part of these financial statements.          99

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Operations
For the Fiscal Year Ended March 31, 2012

Emerging Markets
Debt Fund

Investment income:

Interest (net of foreign withholding taxes of $1,740,422 for Local Emerging Markets Debt)	$40,599,490
Dividends (net of foreign withholding taxes of $2,724 for High Yield)	—

Total investment income	40,599,490

Expenses:

Management fees	5,355,040
Distribution and Service fees(a)	688,929
Transfer Agent fees(a)	435,395
Custody and accounting fees	259,158
Printing and mailing costs	129,977
Professional fees	115,153
Registration fees	109,111
Trustee fees	17,383
Service Share fees — Shareholder Administration Plan	—
Service Share fees — Service Plan	—
Amortization of offering costs	—
Other	27,723

Total expenses	7,137,869

Less — expense reductions	(365,048)

Net expenses	6,772,821

NET INVESTMENT INCOME	33,826,669

Realized and unrealized gain (loss):

Net realized gain (loss) from:
Investments (net of foreign tax of $1,610,955 for Local Emerging Markets Debt)	14,845,307
Futures contracts	4,492,419
Written options	—
Swap contracts	1,195,043
Non-deliverable bond forward contracts	198,753
Forward foreign currency exchange contracts	2,746,247
Foreign currency transactions	(1,376,732)
Net change in unrealized gain (loss) on:
Investments (net of deferred foreign taxes of $2,737,107 for Local Emerging Markets Debt)	21,229,124
Futures contracts	542,010
Written options	—
Swap contracts	215,852
Forward foreign currency exchange contracts	(1,902,873)
Foreign currency transactions	(7,967)

Net realized and unrealized gain (loss)	42,177,183

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$76,003,852

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
										Separate
										Account
										Institutional
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Service	Shares	Class IR(b)	Class R
Emerging Markets Debt	$381,256	$—	$307,673	$—	$198,253	$—	$39,997	$193,244	$—	$—	$3,901	$—
High Yield	1,820,680	370,297	1,075,693	73,367	946,754	48,139	139,840	1,649,972	8,397	—	33,453	19,075
High Yield Floating Rate	3,390	—	2,374	50	1,763	—	308	221,148	—	—	259	14
Investment Grade Credit	362,416	—	—	—	188,456	—	—	59,104	—	97,068	657	—
Local Emerging Markets Debt	1,552,481	—	196,495	—	807,290	—	25,544	516,694	—	—	15,104	—
U.S. Mortgages	12,980	—	—	—	6,750	—	—	9,410	—	143,269	—	—

(b)	Commenced operations on July 29, 2011 for Investment Grade Credit and U.S. Mortgages Funds.

100          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

High Yield	High Yield Floating	Investment Grade	Local Emerging
Fund	Rate Fund	Credit Fund	Markets Debt Fund	U.S. Mortgages Fund

$402,710,521	$24,235,311	$24,103,870	$115,576,068	$9,037,786
1,107,234	—	—	—	—

403,817,755	24,235,311	24,103,870	115,576,068	9,037,786

33,214,857	3,328,039	2,143,612	17,388,934	1,547,561
3,340,037	5,814	362,416	1,748,976	12,980
2,845,630	223,492	345,285	1,364,632	159,429
418,514	200,983	136,792	1,861,596	267,412
249,974	68,392	53,498	151,220	43,799
122,903	153,213	111,613	117,665	120,491
142,878	58,788	57,951	90,835	60,691
30,317	16,945	16,804	20,874	16,527
52,478	—	—	—	—
52,478	—	—	—	—
—	345,640	—	—	—
147,219	16,018	20,850	68,314	18,453

40,617,285	4,417,324	3,248,821	22,813,046	2,247,343

(4,603)	(291,194)	(752,582)	(2,211,486)	(783,580)

40,612,682	4,126,130	2,496,239	20,601,560	1,463,763

363,205,073	20,109,181	21,607,631	94,974,508	7,574,023

113,767,716	(6,353,402)	16,141,622	38,595,604	19,370,022
—	—	9,177,580	(96,157)	(1,474,849)
—	—	(1,517,689)	—	(941,687)
10,334,568	(797,431)	(3,581,781)	11,454,106	(2,091,298)
—	—	—	1,112,977	—
21,268,728	(26,301)	224,611	27,224,320	—
(17,037,294)	23,078	(246,638)	(71,796,373)	—

(226,161,844)	2,677,972	8,875,922	(35,015,620)	(175,035)
—	—	(931,463)	(16,759)	278,387
—	—	(11,962)	—	(9,077)
1,456,241	(850)	(126,432)	1,809,925	274,435
15,440,460	—	—	(29,133,361)	—
(478,591)	—	—	(643,593)	—

(81,410,016)	(4,476,934)	28,003,770	(56,504,931)	15,230,898

$281,795,057	$15,632,247	$49,611,401	$38,469,577	$22,804,921

The accompanying notes are an integral part of these financial statements.          101

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Emerging Markets Debt Fund
	For the Fiscal		For the Fiscal
	Year Ended		Year Ended
	March 31, 2012		March 31, 2011

From operations:

Net investment income (loss)	$33,826,669		$27,307,148
Net realized gain (loss)	22,101,037		18,223,597
Net change in unrealized gain (loss)	20,076,146		(9,560,087)

Net increase (decrease) in net assets resulting from operations	76,003,852		35,970,658

Distributions to shareholders:

From net investment income
Class A Shares	(7,419,057)		(9,205,130)
Class B Shares	—		—
Class C Shares	(1,265,148)		(1,144,433)
Institutional Shares	(25,181,576)		(22,394,332)
Service Shares	—		—
Class IR Shares(b)	(153,928)		(44,727)
Class R Shares	—		—
From net realized gains
Class A Shares	(1,560,111)		(193,475)
Class B Shares	—		—
Class C Shares	(319,213)		(30,420)
Institutional Shares	(5,123,466)		(434,675)
Service Shares	—		—
Class IR Shares(b)	(30,730)		(1,313)
Class R Shares	—		—

Total distributions to shareholders	(41,053,229)		(33,448,505)

From share transactions:

Proceeds from sales of shares	504,354,419		491,014,666
Proceeds received in connection with in-kind subscriptions	—		12,379,470
Reinvestment of distributions	35,913,006		29,056,269
Cost of shares redeemed	(272,787,509	)(c)	(303,416,681	)(c)

Net increase (decrease) in net assets resulting from share transactions	267,479,916		229,033,724

TOTAL INCREASE (DECREASE)	302,430,539		231,555,877

Net assets:

Beginning of period	625,566,687		394,010,810

End of period	$927,997,226		$625,566,687

Undistributed (distribution in excess of) net investment income	$(146,725)		$(6,336,223)

(a)	Commenced operations on March 31, 2011.
(b)	Commenced operations on July 30, 2010 for Emerging Markets Debt Fund.
(c)	Net of $68,823 and $91,546, and $472,241 and $335,607 of redemption fees for Emerging Markets Debt and High Yield Funds, respectively, for the fiscal years ended March 31, 2012 and March 31, 2011, respectively.

102          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

High Yield Fund				High Yield Floating Rate Fund
For the Fiscal		For the Fiscal		For the Fiscal	For the Period
Year Ended		Year Ended		Year Ended	Ended
March 31, 2012		March 31, 2011		March 31, 2012	March 31, 2011(a)

$363,205,073		$461,312,350		$20,109,181	$(2,280)
128,333,718		183,936,907		(7,154,056)	(5,209)
(209,743,734)		59,723,657		2,677,122	(54,490)

281,795,057		704,972,914		15,632,247	(61,979)

(51,331,235)		(80,169,957)		(46,110)	—
(2,336,337)		(3,635,779)		—	—
(6,763,672)		(7,548,453)		(6,367)	—
(302,558,763)		(365,686,554)		(20,066,322)	—
(1,446,006)		(1,596,021)		—	—
(1,858,651)		(124,551)		(7,042)	—
(993,976)		(704,866)		(286)	—

(6,666,898)		—		—	—
(339,850)		—		—	—
(1,039,980)		—		—	—
(41,862,692)		—		—	—
(193,678)		—		—	—
(354,064)		—		—	—
(149,934)		—		—	—

(417,895,736)		(459,466,181)		(20,126,127)	—

2,455,344,528		1,990,564,571		750,108,937	118,918,916
—		—		—	—
382,426,525		310,058,551		20,029,479	—
(2,423,711,185	)(c)	(3,188,107,981	)(c)	(236,979,071)	—

414,059,868		(887,484,859)		533,159,345	118,918,916

277,959,189		(641,978,126)		528,665,465	118,856,937

5,555,131,091		6,197,109,217		118,856,937	—

$5,833,090,280		$5,555,131,091		$647,522,402	$118,856,937

$1,568,826		$7,853,984		$135,748	$(2,218)

The accompanying notes are an integral part of these financial statements.          103

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets (continued)

	Investment Grade Credit Fund
	For the Fiscal	For the Fiscal
	Year Ended	Year Ended
	March 31, 2012	March 31, 2011

From operations:

Net investment income	$21,607,631	$27,840,577
Net realized gain	20,197,705	35,685,331
Net change in unrealized gain (loss)	7,806,065	(9,659,236)

Net increase in net assets resulting from operations	49,611,401	53,866,672

Distributions to shareholders:

From net investment income
Class A Shares	(5,503,699)	(7,319,482)
Class C Shares	—	—
Institutional Shares	(6,105,722)	(8,457,290)
Class IR Shares(a)(b)	(19,329)	—
Separate Account Institutional Shares	(10,042,509)	(12,260,657)
From net realized gains
Class A Shares	(6,866,316)	(114,182)
Class C Shares	—	—
Institutional Shares	(7,226,774)	(133,535)
Class IR Shares(a)(b)	(33,799)	—
Separate Account Institutional Shares	(11,883,193)	(167,990)

Total distributions to shareholders	(47,681,341)	(28,453,136)

From share transactions:

Proceeds from sales of shares	162,548,214	170,905,568
Proceeds received in connection with in-kind subscriptions	—	18,159,598
Reinvestment of distributions	44,020,198	21,548,532
Cost of shares redeemed	(204,145,826)	(313,307,611)

Net increase (decrease) in net assets resulting from share transactions	2,422,586	(102,693,913)

TOTAL INCREASE (DECREASE)	4,352,646	(77,280,377)

Net assets:

Beginning of year	553,783,372	631,063,749

End of year	$558,136,018	$553,783,372

Undistributed (distribution in excess of) net investment income	$141,804	$8,951

(a)	Commenced operations on July 30, 2010 for Local Emerging Markets Debt Fund.
(b)	Commenced operations on July 29, 2011 for Investment Grade Credit and U.S. Mortgages Funds.
(c)	Net of $95,667 and $65,153 of redemption fees for Local Emerging Markets Debt Fund for the fiscal years ended March 31, 2012 and March 31, 2011, respectively.

104          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Local Emerging Markets Debt Fund				U.S. Mortgages Fund
For the Fiscal		For the Fiscal		For the Fiscal	For the Fiscal
Year Ended		Year Ended		Year Ended	Year Ended
March 31, 2012		March 31, 2011		March 31, 2012	March 31, 2011

$94,974,508		$71,074,504		$7,574,023	$10,822,593
6,494,477		39,778,871		14,862,188	10,889,341
(62,999,408)		54,827,604		368,710	(848,096)

38,469,577		165,680,979		22,804,921	20,863,838

(26,688,249)		(58,138,747)		(105,142)	(199,066)
(776,991)		(473,184)		—	—
(66,428,614)		(55,623,403)		(512,539)	(1,511,392)
(566,334)		(233,499)		(17)	—
—		—		(8,517,765)	(10,155,559)

(542,226)		(8,809,208)		—	—
(58,118)		(102,339)		—	—
(4,360,226)		(8,487,066)		—	—
(35,990)		(50,009)		—	—
—		—		—	—

(99,456,748)		(131,917,455)		(9,135,463)	(11,866,017)

1,533,231,594		1,680,267,280		139,367,531	242,039,882
—		—		—	5,870,871
94,573,729		108,927,820		7,266,788	9,620,680
(1,915,056,791	)(c)	(492,243,393	)(c)	(177,485,217)	(303,467,890)

(287,251,468)		1,296,951,707		(30,850,898)	(45,936,457)

(348,238,639)		1,330,715,231		(17,181,440)	(36,938,636)

2,128,797,829		798,082,598		408,053,795	444,992,431

$1,780,559,190		$2,128,797,829		$390,872,355	$408,053,795

$(22,395,581)		$(24,989,533)		$87,155	$81,729

The accompanying notes are an integral part of these financial statements.          105

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders
	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED MARCH 31,
2012 - A	$12.28	$0.61	$0.81	$1.42	$(0.61)	$(0.14)	$(0.75)
2012 - C	12.27	0.52	0.80	1.32	(0.51)	(0.14)	(0.65)
2012 - Institutional	12.29	0.65	0.81	1.46	(0.65)	(0.14)	(0.79)
2012 - IR	12.29	0.63	0.82	1.45	(0.64)	(0.14)	(0.78)

2011 - A	11.99	0.59	0.42	1.01	(0.71)	(0.01)	(0.72)
2011 - C	11.98	0.49	0.43	0.92	(0.62)	(0.01)	(0.63)
2011 - Institutional	12.00	0.63	0.42	1.05	(0.75)	(0.01)	(0.76)
2011 - IR (Commenced July 30, 2010)	12.44	0.41	(0.04)	0.37	(0.51)	(0.01)	(0.52)

2010 - A	9.19	0.70	2.96	3.66	(0.86)	—	(0.86)
2010 - C	9.16	0.61	2.99	3.60	(0.78)	—	(0.78)
2010 - Institutional	9.20	0.74	2.96	3.70	(0.90)	—	(0.90)

2009 - A	11.63	0.68	(2.50)	(1.82)	(0.57)	(0.05)	(0.62)
2009 - C	11.60	0.60	(2.50)	(1.90)	(0.49)	(0.05)	(0.54)
2009 - Institutional	11.63	0.72	(2.50)	(1.78)	(0.60)	(0.05)	(0.65)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*
2008 - A	12.16	0.30	(0.37)	(0.07)	(0.31)	(0.15)	(0.46)
2008 - C	12.14	0.25	(0.36)	(0.11)	(0.28)	(0.15)	(0.43)
2008 - Institutional	12.17	0.32	(0.38)	(0.06)	(0.33)	(0.15)	(0.48)

FOR THE FISCAL YEAR ENDED OCTOBER 31,
2007 - A	11.98	0.63	0.38	1.01	(0.62)	(0.21)	(0.83)
2007 - C	11.97	0.53	0.38	0.91	(0.53)	(0.21)	(0.74)
2007 - Institutional	11.99	0.67	0.39	1.06	(0.67)	(0.21)	(0.88)

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Portfolio turnover rates exclude portfolio securities received as a result of in-kind subscriptions.

106          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income	Portfolio
value, end	Total	period	to average		to average		to average	turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets	rate

$12.95	11.87%	$169,491	1.22%		1.27%		4.84%	86%
12.94	11.05	31,893	1.97		2.02		4.11	86
12.96	12.24	720,098	0.88		0.93		5.18	86
12.96	12.14	6,515	0.97		1.02		5.05	86

12.28	8.46	156,901	1.22		1.29		4.75	116	(d)
12.27	7.65	31,205	1.97		2.04		4.00	116	(d)
12.29	8.82	436,068	0.88		0.95		5.12	116	(d)
12.29	2.96	1,392	0.97	(c)	1.05	(c)	4.96 (c)	116	(d)

11.99	40.98	105,352	1.22		1.31		6.27	121
11.98	40.28	10,629	1.97		2.06		5.41	121
12.00	41.42	278,030	0.88		0.97		6.63	121

9.19	(15.89)	40,814	1.22		1.44		6.58	132
9.16	(16.57)	1,661	1.97		2.19		5.97	132
9.20	(15.59)	109,375	0.88		1.10		7.03	132

11.63	(0.51)	87,818	1.21	(c)	1.36	(c)	6.03 (c)	41
11.60	(0.82)	1,890	1.96	(c)	2.11	(c)	5.20 (c)	41
11.63	(0.37)	145,067	0.87	(c)	1.02	(c)	6.51 (c)	41

12.16	8.86	84,661	1.23		1.38		5.23	81
12.14	7.80	995	1.98		2.13		4.64	81
12.17	9.25	188,311	0.87		1.02		5.68	81

The accompanying notes are an integral part of these financial statements.          107

GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders
	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED MARCH 31,
2012 - A	$7.38	$0.49	$(0.18)	$0.31	$(0.50)	$(0.07)	$(0.57)
2012 - B	7.40	0.44	(0.19)	0.25	(0.45)	(0.07)	(0.52)
2012 - C	7.39	0.44	(0.19)	0.25	(0.44)	(0.07)	(0.51)
2012 - Institutional	7.40	0.51	(0.18)	0.33	(0.52)	(0.07)	(0.59)
2012 - Service	7.38	0.48	(0.19)	0.29	(0.49)	(0.07)	(0.56)
2012 - IR	7.39	0.50	(0.17)	0.33	(0.52)	(0.07)	(0.59)
2012 - R	7.38	0.47	(0.18)	0.29	(0.48)	(0.07)	(0.55)

2011 - A	7.07	0.55	0.30	0.85	(0.54)	—	(0.54)
2011 - B	7.08	0.49	0.32	0.81	(0.49)	—	(0.49)
2011 - C	7.08	0.49	0.31	0.80	(0.49)	—	(0.49)
2011 - Institutional	7.09	0.57	0.31	0.88	(0.57)	—	(0.57)
2011 - Service	7.06	0.53	0.32	0.85	(0.53)	—	(0.53)
2011 - IR	7.07	0.56	0.32	0.88	(0.56)	—	(0.56)
2011 - R	7.07	0.53	0.31	0.84	(0.53)	—	(0.53)

2010 - A	5.18	0.53	1.90	2.43	(0.54)	—	(0.54)
2010 - B	5.18	0.49	1.90	2.39	(0.49)	—	(0.49)
2010 - C	5.18	0.49	1.90	2.39	(0.49)	—	(0.49)
2010 - Institutional	5.19	0.56	1.91	2.47	(0.57)	—	(0.57)
2010 - Service	5.17	0.53	1.89	2.42	(0.53)	—	(0.53)
2010 - IR	5.18	0.55	1.90	2.45	(0.56)	—	(0.56)
2010 - R	5.17	0.52	1.91	2.43	(0.53)	—	(0.53)

2009 - A	7.12	0.55	(1.92)	(1.37)	(0.57)	—	(0.57)
2009 - B	7.13	0.51	(1.94)	(1.43)	(0.52)	—	(0.52)
2009 - C	7.12	0.51	(1.93)	(1.42)	(0.52)	—	(0.52)
2009 - Institutional	7.13	0.57	(1.92)	(1.35)	(0.59)	—	(0.59)
2009 - Service	7.12	0.54	(1.93)	(1.39)	(0.56)	—	(0.56)
2009 - IR	7.12	0.57	(1.93)	(1.36)	(0.58)	—	(0.58)
2009 - R	7.12	0.53	(1.93)	(1.40)	(0.55)	—	(0.55)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*
2008 - A	7.93	0.24	(0.78)	(0.54)	(0.27)	—	(0.27)
2008 - B	7.94	0.22	(0.79)	(0.57)	(0.24)	—	(0.24)
2008 - C	7.93	0.22	(0.79)	(0.57)	(0.24)	—	(0.24)
2008 - Institutional	7.94	0.25	(0.78)	(0.53)	(0.28)	—	(0.28)
2008 - Service	7.92	0.24	(0.78)	(0.54)	(0.26)	—	(0.26)
2008 - IR (Commenced November 30, 2007)	7.68	0.20	(0.54)	(0.34)	(0.22)	—	(0.22)
2008 - R (Commenced November 30, 2007)	7.68	0.19	(0.54)	(0.35)	(0.21)	—	(0.21)

FOR THE FISCAL YEAR ENDED OCTOBER 31,
2007 - A	8.04	0.60	(0.10)	0.50	(0.61)	—	(0.61)
2007 - B	8.05	0.54	(0.10)	0.44	(0.55)	—	(0.55)
2007 - C	8.04	0.54	(0.10)	0.44	(0.55)	—	(0.55)
2007 - Institutional	8.05	0.63	(0.10)	0.53	(0.64)	—	(0.64)
2007 - Service	8.03	0.59	(0.10)	0.49	(0.60)	—	(0.60)

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.

108          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$7.12	4.53%	$630,049	1.06%		1.06%		6.97%		71%
7.13	3.62	30,572	1.81		1.81		6.24		71
7.13	3.76	108,682	1.81		1.81		6.21		71
7.14	4.89	4,988,221	0.72		0.72		7.25		71
7.11	4.22	21,420	1.22		1.22		6.81		71
7.13	4.79	37,059	0.81		0.81		7.13		71
7.12	4.28	17,087	1.31		1.31		6.69		71

7.38	12.56	862,655	1.05		1.06		7.63		46
7.40	11.87	45,430	1.80		1.81		6.86		46
7.39	11.72	114,921	1.80		1.81		6.85		46
7.40	12.93	4,492,556	0.71		0.72		7.94		46
7.38	12.54	23,208	1.21		1.22		7.44		46
7.39	12.99	3,081	0.80		0.81		7.79		46
7.38	12.29	13,279	1.30		1.31		7.36		46

7.07	48.28	1,339,958	1.05		1.06		8.38		35
7.08	47.38	60,649	1.80		1.81		7.61		35
7.08	47.38	111,997	1.80		1.81		7.56		35
7.09	48.88	4,655,677	0.71		0.72		8.64		35
7.06	48.13	22,639	1.21		1.22		8.14		35
7.07	48.63	786	0.80		0.81		8.01		35
7.07	48.20	5,404	1.30		1.31		7.78		35

5.18	(20.12)	1,636,406	1.07		1.08		9.10		14
5.18	(20.73)	53,589	1.82		1.83		8.20		14
5.18	(20.72)	74,325	1.82		1.83		8.25		14
5.19	(19.81)	1,986,033	0.73		0.74		9.49		14
5.17	(20.28)	12,582	1.23		1.24		8.98		14
5.18	(19.91)	8	0.82		0.83		9.31		14
5.17	(20.47)	183	1.32		1.33		9.95		14

7.12	(6.82)	1,650,027	1.07	(c)	1.09	(c)	7.87	(c)	11
7.13	(7.23)	92,953	1.82	(c)	1.84	(c)	7.12	(c)	11
7.12	(7.11)	101,138	1.82	(c)	1.84	(c)	7.12	(c)	11
7.13	(6.68)	1,628,668	0.73	(c)	0.75	(c)	8.22	(c)	11
7.12	(6.89)	10,573	1.23	(c)	1.25	(c)	7.72	(c)	11
7.12	(4.35)	10	0.82	(c)	0.84	(c)	8.20	(c)	11
7.12	(4.51)	9	1.32	(c)	1.34	(c)	7.73	(c)	11

7.93	6.41	1,777,150	1.09		1.11		7.46		50
7.94	5.61	115,817	1.84		1.86		6.72		50
7.93	5.61	119,073	1.84		1.86		6.71		50
7.94	6.79	1,646,138	0.73		0.75		7.82		50
7.92	6.28	8,399	1.24		1.26		7.34		50

The accompanying notes are an integral part of these financial statements.          109

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
							Distributions
	Net asset						to shareholders
	value,	Net		Net realized	Total from		from net
	beginning	investment		and unrealized	investment		investment
Year - Share Class	of period	income(a)		gain (loss)	operations		income

FOR THE FISCAL YEAR ENDED MARCH 31,
2012 - A	$10.00	$0.33		$(0.11)	$0.22		$(0.31)
2012 - C	9.99	0.26		(0.12)	0.14		(0.23)
2012 - Institutional	9.99	0.35		(0.09)	0.26		(0.34)
2012 - IR	10.00	0.34		(0.10)	0.24		(0.33)
2012 - R	10.00	0.28		(0.09)	0.19		(0.28)

FOR THE PERIOD ENDED MARCH 31,
2011 - A (Commenced March 31, 2011)	10.00	—	(c)	— (c)	—	(c)	—
2011 - C (Commenced March 31, 2011)	10.00	—	(c)	(0.01)	(0.01)		—
2011 - Institutional (Commenced March 31, 2011)	10.00	—	(c)	(0.01)	(0.01)		—
2011 - IR (Commenced March 31, 2011)	10.00	—	(c)	— (c)	—	(c)	—
2011 - R (Commenced March 31, 2011)	10.00	—	(c)	— (c)	—	(c)	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.005 per share.
(d)	Annualized.

110          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$9.91	2.24%	$1,910	1.08%		1.13%		3.41%		73%
9.90	1.40	517	1.83		1.88		2.69		73
9.91	2.58	644,969	0.74		0.79		3.63		73
9.91	2.48	116	0.83		0.88		3.51		73
9.91	1.99	10	1.33		1.38		2.86		73

10.00	—	10	1.08	(d)	1.47	(d)	(1.08	)(d)	—
9.99	—	10	1.83	(d)	2.22	(d)	(1.83	)(d)	—
9.99	—	118,817	0.74	(d)	1.13	(d)	(0.74	)(d)	—
10.00	—	10	0.83	(d)	1.22	(d)	(0.83	)(d)	—
10.00	—	10	1.33	(d)	1.72	(d)	(1.33	)(d)	—

The accompanying notes are an integral part of these financial statements.          111

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders
	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED MARCH 31,
2012 - A	$9.50	$0.37	$0.50	$0.87	$(0.37)	$(0.47)	$(0.84)
2012 - Institutional	9.51	0.40	0.50	0.90	(0.41)	(0.47)	(0.88)
2012 - Separate Account Institutional	9.51	0.40	0.50	0.90	(0.41)	(0.47)	(0.88)
2012 - IR (Commenced July 29, 2011)	9.86	0.25	0.15	0.40	(0.26)	(0.47)	(0.73)

2011 - A	9.14	0.38	0.37	0.75	(0.38)	(0.01)	(0.39)
2011 - Institutional	9.14	0.41	0.38	0.79	(0.41)	(0.01)	(0.42)
2011 - Separate Account Institutional	9.14	0.41	0.38	0.79	(0.41)	(0.01)	(0.42)

2010 - A	7.75	0.43	1.40	1.83	(0.44)	—	(0.44)
2010 - Institutional	7.75	0.46	1.40	1.86	(0.47)	—	(0.47)
2010 - Separate Account Institutional	7.75	0.47	1.39	1.86	(0.47)	—	(0.47)

2009 - A	9.64	0.51	(1.83)	(1.32)	(0.57)	—	(0.57)
2009 - Institutional	9.66	0.55	(1.85)	(1.30)	(0.61)	—	(0.61)
2009 - Separate Account Institutional	9.65	0.57	(1.86)	(1.29)	(0.61)	—	(0.61)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*
2008 - A	9.90	0.22	(0.27)	(0.05)	(0.21)	—	(0.21)
2008 - Institutional	9.92	0.23	(0.27)	(0.04)	(0.22)	—	(0.22)
2008 - Separate Account Institutional	9.91	0.23	(0.26)	(0.03)	(0.23)	—	(0.23)

FOR THE FISCAL YEAR ENDED OCTOBER 31,
2007 - A	9.95	0.51	(0.08)	0.43	(0.48)	—	(0.48)
2007 - Institutional	9.97	0.55	(0.08)	0.47	(0.52)	—	(0.52)
2007 - Separate Account Institutional	9.96	0.56	(0.08)	0.48	(0.53)	—	(0.53)

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Portfolio turnover rates exclude portfolio securities received as a result of in-kind subscriptions.

112          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income	Portfolio
value, end	Total	period	to average		to average		to average	turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets	rate

$9.53	9.34%	$155,684	0.71%		0.85%		3.78%	120%
9.53	9.71	163,886	0.37		0.51		4.12	120
9.53	9.71	237,266	0.37		0.51		4.13	120
9.53	4.26	1,300	0.46	(c)	0.60	(c)	3.91 (c)	120

9.50	8.37	147,820	0.74		0.87		3.98	100	(d)
9.51	8.73	143,057	0.40		0.53		4.33	100	(d)
9.51	8.77	262,907	0.37		0.50		4.36	100	(d)

9.14	23.96	167,774	0.76		0.89		4.90	90
9.14	24.39	190,478	0.41		0.55		5.17	90
9.14	24.45	272,812	0.36		0.50		5.39	90

7.75	(14.00)	53,185	0.76		0.97		6.22	135
7.75	(13.83)	22,809	0.40		0.63		6.52	135
7.75	(13.72)	171,003	0.35		0.58		6.52	135

9.64	(0.54)	9,455	0.76	(c)	0.95	(c)	5.31 (c)	15
9.66	(0.39)	10,504	0.40	(c)	0.61	(c)	5.67 (c)	15
9.65	(0.37)	226,207	0.35	(c)	0.56	(c)	5.72 (c)	15

9.90	4.44	8,615	0.79		0.97		5.17	74
9.92	4.83	10,893	0.40		0.60		5.59	74
9.91	4.89	239,358	0.35		0.55		5.61	74

The accompanying notes are an integral part of these financial statements.          113

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders
	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	From	Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income	gains	capital	distributions

FOR THE FISCAL YEARS ENDED MARCH 31,
2012 - A	$9.59	$0.42	$(0.16)	$0.26	$(0.44)	$(0.03)	$—	$(0.47)
2012 - C	9.61	0.37	(0.18)	0.19	(0.37)	(0.03)	—	(0.40)
2012 - Institutional	9.59	0.48	(0.19)	0.29	(0.47)	(0.03)	—	(0.50)
2012 - IR	9.59	0.46	(0.18)	0.28	(0.46)	(0.03)	—	(0.49)

2011 - A	9.31	0.41	0.60	1.01	(0.64)	(0.09)	—	(0.73)
2011 - C	9.33	0.32	0.61	0.93	(0.56)	(0.09)	—	(0.65)
2011 - Institutional	9.31	0.44	0.60	1.04	(0.67)	(0.09)	—	(0.76)
2011 - IR (Commenced July 30, 2010)	9.43	0.28	0.46	0.74	(0.49)	(0.09)	—	(0.58)

2010 - A	7.23	0.42	2.10	2.52	(0.44)	—	—	(0.44)
2010 - C	7.24	0.36	2.10	2.46	(0.37)	—	—	(0.37)
2010 - Institutional	7.23	0.45	2.10	2.55	(0.47)	—	—	(0.47)

2009 - A	9.85	0.50	(2.64)	(2.14)	(0.20)	—	(0.28)	(0.48)
2009 - C	9.85	0.48	(2.67)	(2.19)	(0.18)	—	(0.24)	(0.42)
2009 - Institutional	9.85	0.53	(2.64)	(2.11)	(0.22)	—	(0.29)	(0.51)

FOR THE PERIOD ENDED MARCH 31,
2008 - A (Commenced February 15, 2008)	10.00	0.04	(0.14)	(0.10)	(0.05)	—	—	(0.05)
2008 - C (Commenced February 15, 2008)	10.00	0.04	(0.14)	(0.10)	(0.05)	—	—	(0.05)
2008 - Institutional (Commenced February 15, 2008)	10.00	0.06	(0.15)	(0.09)	(0.06)	—	—	(0.06)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.

114          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income	Portfolio
value, end	Total	period	to average		to average		to average	turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets	rate

$9.38	2.71%	$166,407	1.27%		1.38%		4.31%	183%
9.40	1.96	20,704	2.02		2.13		3.98	183
9.38	3.06	1,586,055	0.93		1.04		5.18	183
9.38	2.97	7,393	1.02		1.13		4.91	183

9.59	11.30	1,055,640	1.35		1.43		4.30	154
9.61	10.45	16,724	2.10		2.18		3.37	154
9.59	11.68	1,048,186	1.01		1.09		4.63	154
9.59	8.13	8,247	1.10	(c)	1.16	(c)	4.40 (c)	154

9.31	35.39	419,456	1.35		1.49		4.74	134
9.33	34.47	936	2.10		2.24		4.09	134
9.31	35.84	377,691	1.01		1.15		5.16	134

7.23	(22.32)	20,385	1.33		1.65		5.99	92
7.24	(22.79)	30	2.08		2.40		5.17	92
7.23	(22.05)	97,877	0.99		1.31		6.30	92

9.85	(0.93)	1,482	1.35	(c)	2.98	(c)	4.29 (c)	3
9.85	(1.01)	127	2.10	(c)	3.73	(c)	4.30 (c)	3
9.85	(0.89)	60,432	1.01	(c)	2.64	(c)	5.52 (c)	3

The accompanying notes are an integral part of these financial statements.          115

GOLDMAN SACHS U.S. MORTGAGES FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders
	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED MARCH 31,
2012 - A	$10.20	$0.17	$0.42	$0.59	$(0.21)	$—	$(0.21)
2012 - Institutional	10.21	0.20	0.44	0.64	(0.25)	—	(0.25)
2012 - Separate Account Institutional	10.20	0.21	0.42	0.63	(0.25)	—	(0.25)
2012 - IR (Commenced July 29, 2011)	10.45	0.14	0.19	0.33	(0.18)	—	(0.18)

2011 - A	9.99	0.22	0.22	0.44	(0.23)	—	(0.23)
2011 - Institutional	10.00	0.25	0.23	0.48	(0.27)	—	(0.27)
2011 - Separate Account Institutional	9.99	0.25	0.23	0.48	(0.27)	—	(0.27)

2010 - A	9.27	0.32	0.76	1.08	(0.36)	—	(0.36)
2010 - Institutional	9.29	0.38	0.73	1.11	(0.40)	—	(0.40)
2010 - Separate Account Institutional	9.28	0.38	0.73	1.11	(0.40)	—	(0.40)

2009 - A	9.62	0.37	(0.27)	0.10	(0.38)	(0.07)	(0.45)
2009 - Institutional	9.64	0.39	(0.26)	0.13	(0.41)	(0.07)	(0.48)
2009 - Separate Account Institutional	9.64	0.41	(0.29)	0.12	(0.41)	(0.07)	(0.48)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*
2008 - A	9.91	0.19	(0.29)	(0.10)	(0.19)	—	(0.19)
2008 - Institutional	9.93	0.20	(0.28)	(0.08)	(0.21)	—	(0.21)
2008 - Separate Account Institutional	9.93	0.21	(0.29)	(0.08)	(0.21)	—	(0.21)

FOR THE FISCAL YEAR ENDED OCTOBER 31,
2007 - A	9.90	0.44	0.04	0.48	(0.47)	—	(0.47)
2007 - Institutional	9.91	0.47	0.05	0.52	(0.50)	—	(0.50)
2007 - Separate Account Institutional	9.91	0.48	0.05	0.53	(0.51)	—	(0.51)

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Portfolio turnover rates exclude portfolio securities received as a result of in-kind subscriptions.

116          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income
value, end	Total	period	to average		to average		to average	Portfolio
of period	return(b)	(in 000s)	net assets		net assets		net assets	turnover rate

$10.58	5.82%	$5,437	0.71%		0.91%		1.62%	1,342%
10.60	6.28	9,984	0.37		0.57		1.89	1,342
10.58	6.18	375,451	0.37		0.57		1.97	1,342
10.60	3.20	1	0.46	(c)	0.66	(c)	2.06 (c)	1,342

10.20	4.46	5,511	0.74		0.92		2.14	905	(d)
10.21	4.81	54,096	0.40		0.58		2.41	905	(d)
10.20	4.84	348,447	0.37		0.55		2.42	905	(d)

9.99	11.84	12,791	0.76		0.94		3.29	628
10.00	12.11	62,950	0.41		0.60		3.88	628
9.99	12.17	369,251	0.36		0.55		3.91	628

9.27	0.90	3,637	0.76		0.91		3.93	560
9.29	1.38	89,617	0.40		0.57		4.22	560
9.28	1.32	431,500	0.35		0.52		4.39	560

9.62	(0.80)	7,021	0.76	(c)	0.91	(c)	4.58 (c)	483
9.64	(0.75)	164,236	0.40	(c)	0.57	(c)	4.94 (c)	483
9.64	(0.73)	507,194	0.35	(c)	0.52	(c)	4.98 (c)	483

9.91	4.96	7,044	0.78		0.94		4.43	610
9.93	5.43	153,795	0.40		0.58		4.81	610
9.93	5.48	532,819	0.35		0.53		4.84	610

The accompanying notes are an integral part of these financial statements.          117

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements
March 31, 2012

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Diversified/
Fund	Share Classes Offered*	Non-diversified

Emerging Markets Debt, Local Emerging Markets Debt	A, C, Institutional and IR	Non-diversified

High Yield	A, B, C, Institutional, Service, IR and R	Diversified

High Yield Floating Rate	A, C, Institutional, IR and R	Diversified

Investment Grade Credit, U.S. Mortgages	A, Institutional, IR and Separate Account Institutional	Diversified

*	The High Yield Fund’s Class B Shares are generally no longer available for purchase by current or prospective investors.

Class A Shares of the Emerging Markets Debt, High Yield, High Yield Floating Rate, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds are sold with a front-end sales charge of up to 4.50%, 4.50%, 2.25%, 3.75%, 4.50% and 3.75%, respectively. Class B Shares were sold with a contingent deferred sales charge (“CDSC”) that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares are sold with a CDSC of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Separate Account Institutional, Class IR and Class R Shares are not subject to a sales charge. Class IR Shares of the Investment Grade Credit and U.S. Mortgages Funds commenced operations on July 29, 2011.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The Funds’ valuation policy is to value investments at fair value.
Debt securities for which market quotations are readily available are valued on the basis of quotations supplied by dealers or furnished by an independent pricing service approved by the trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value.
Equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) of the investment company on the valuation date.
If quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under valuation procedures approved by the trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

determining the Funds’ NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or unscheduled market closings. Significant events, which could also affect a single issuer, may include, but are not limited to corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades and bankruptcies.

B. Investment Income and Investments — Investment income is comprised of interest income and dividend income, and is recorded net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date with realized gains and losses on sales calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

C. Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D. In-Kind Transactions — The Funds may allow investors, under certain circumstances, to purchase shares with securities instead of cash. In addition, the Trust reserves the right to redeem an investor’s shares by distributing securities instead of cash. These are known as in-kind transactions. Securities included as part of in-kind purchases and redemptions of Fund shares are valued in the same manner as they are valued for purposes of computing the Fund’s NAV, in accordance with the Funds’ valuation procedures, and such valuations are as of the date the trade is submitted pursuant to the procedures specified in the Funds’ prospectus.

E. Offering Costs — Offering costs paid in connection with the offering of shares of the High Yield Floating Rate Fund were amortized on a straight-line basis over 12 months from the date of commencement of operations.

F. Redemption Fees — A 2% redemption fee will be imposed on the redemption of shares (including by exchange) held for 60 calendar days or less with respect to the High Yield Fund and 30 calendar days or less with respect to the Emerging Markets Debt and Local Emerging Markets Debt Funds. For this purpose, the Funds use a first-in first-out method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. Redemption fees are reimbursed to a Fund and are reflected as a reduction in share redemptions. Redemption fees are credited to Paid-in Capital and are allocated to each share class of a Fund on a pro-rata basis.

G. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly, and capital gains distributions, if any, are declared and paid annually.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2012

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

H. Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within realized gain (loss) on foreign currency transactions.

I. Forward Foreign Currency Exchange Contracts — All forward foreign currency exchange contracts are marked to market daily at the applicable forward rate. Unrealized gains or losses on forward foreign currency exchange contracts are recorded by the Funds on a daily basis, and realized gains or losses are recorded on the settlement date of a contract.
Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk, and the overall risk at the portfolio level may be mitigated by any applicable related and offsetting transactions. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts.

J. Futures Contracts — Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds deposit cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset in unrealized gains or losses. The Funds recognize a realized gain or loss when a contract is closed or expires.
The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Funds’ strategies and potentially result in a loss. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts.

K. Mortgage-Backed and Asset-Backed Securities — The High Yield, Investment Grade Credit and U.S. Mortgages Funds may invest in mortgage-backed securities, and each Fund, except the High Yield Floating Rate Fund, may invest in asset-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real property. These securities may include mortgage pass-through securities, collateralized mortgage obligations, real estate mortgage investment conduit pass-through or participation certificates and stripped mortgage-backed securities. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities also include home equity line of credit loans and other second-lien mortgages.
The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers. Early repayment of principal on mortgage-backed or asset-backed securities may expose a Fund to the risk of earning a lower rate of return upon reinvestment of principal. Asset-backed securities

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral. In addition, while mortgage-backed and asset-backed securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers, if any, will meet their obligations.
Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all of the interest payments (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all of the principal payments (the principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security through maturity. These adjustments are included in interest income. Payments received for PO’s are treated as a proportionate reduction to the cost basis of the securities and excess amounts are recorded as gains.

L. Mortgage Dollar Rolls — The Investment Grade Credit and U.S. Mortgages Funds may enter into mortgage dollar rolls (“dollar rolls”) in which the Funds sell securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Funds treat dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale.
During the settlement period between sale and repurchase, the Funds will not be entitled to accrue interest and principal payments on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Funds may decline below the repurchase price of those securities. In the event the buyer of the securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Funds’ use of proceeds from the transaction may be restricted pending a determination by, or with respect to, the other counterparty.

M. Non-Deliverable Bond Forwards — The Emerging Markets Debt and Local Emerging Markets Debt Funds may invest in non-deliverable bond forwards. A non-deliverable bond forward is a short term forward contract between two parties to buy or sell a bond denominated in a non-deliverable foreign currency at a specified future time and price. Non-deliverable bond forwards are marked to market daily using market quotations. Unrealized gains or losses on non-deliverable bond forwards are recorded by the Funds on a daily basis, and realized gains or losses are recorded on the termination date or sale of a contract. The use of these instruments involves market risk, currency risk and counterparty risk. These instruments may be illiquid, and changes in their value may not directly correlate with changes in the value of the underlying bonds. These risks may decrease the effectiveness of the Funds’ strategies and result in losses. The Funds must set aside liquid assets or engage in other appropriate measures to cover their obligations under these contracts.

N. Options — When the Funds write call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current market value of the option written. Swaptions are options on swap contracts. Options on a futures contract may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. When a written option expires on its stipulated expiration date or the Funds enter into a closing purchase transaction, the Funds realize a gain or loss without regard to any unrealized gain or loss on the underlying future, swap, security or currency transaction, and the liability related to such option is extinguished. When a written call option is exercised, the Funds realize a gain or loss from the sale of the underlying future, swap, security or currency transaction, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the future, swap, security or currency transaction that the Funds purchase upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under written option contracts.
Upon the purchase of a call option or a put option by the Funds, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current market value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied voluntary parameters at specified

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2012

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

terms. If an option which the Funds have purchased expires on the stipulated expiration date, the Funds will realize a loss in the amount of the cost of the option. If the Funds enter into a closing sale transaction, the Funds will realize a gain or loss, depending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Funds exercise a purchased put option, the Funds will realize a gain or loss from the sale of the underlying future, swap, security or currency transaction, and the proceeds from such sale will be decreased by the premium originally paid. If the Funds exercise a purchased call option, the cost of the future, swap, security or currency transaction which the Funds purchase upon exercise will be increased by the premium originally paid. The Fund’s maximum exposure to purchased options is limited to the premium initially paid. Purchased over the counter options are subject to the risk that the counterparty may default on its obligations, which could result in a loss to the Funds.

O. Repurchase Agreements — The Funds may enter into repurchase agreements which involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Funds may be delayed or limited and there may be a decline in the value of the collateral during the period while the Funds seek to assert their rights. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.
Pursuant to exemptive relief granted by the Securities and Exchange Commission and terms and conditions contained therein, the Funds, together with other registered investment companies having management agreements with GSAM, or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

P. Senior Term Loans — All Funds (except U.S. Mortgages Fund) may invest in Senior Term Loans, which are not registered securities under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior Term Loans are portions of loans originated by banks and sold in pieces to investors, typically on an extended settlement basis. These floating rate loans (“Loans”) in which a Fund invests are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). A Fund invests in such Loans in the form of participations in Loans (“Participations”) or assignments of all or a portion of loans from third parties (“Assignments”). Participations typically result in a Fund having a contractual relationship only with the Lender, not with the borrower. A Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which they have purchased the Participation. As a result, a Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in a Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. All Senior Term Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower. Senior Term Loans are marked to market daily using pricing vendor quotations and the change in value, if any, is recorded as an unrealized gain or loss.

Q. Structured Notes — The Funds may invest in structured notes, the values of which are based on the price movements of a reference security or index. Fluctuations in value are recorded as unrealized gain or loss. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. On the termination date, the Funds will receive a payment from the issuer based on the value of the referenced security (notional amount multiplied by price of the referenced security) and record a realized gain or loss. Structured notes are subject to various risks including credit, issuer, liquidity and interest rate risks.

R. Swap Contracts — Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upfront payments made and/or received by the

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Funds, are recorded as an asset and/or liability, and realized gains or losses are recognized ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, whose realized gains or losses are recognized ratably from the effective start date. Periodic payments received or made on swap contracts are recorded as realized gains or losses. Gains or losses are realized upon termination of a swap contract and are recorded on the Statements of Operations.
Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Funds and/or the termination value at the end of the contract. Therefore, GSAM considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk in excess of amounts recognized in the Statements of Assets and Liabilities. The Funds may pay or receive cash as collateral on these contracts which is recorded as an asset and/or liability. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts.
The Funds may invest in the following types of swaps:
An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in specified prices, rates or indices for a specified amount of an underlying asset or notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.
A credit default swap is an agreement that involves one party making a stream of payments to another party in exchange for the right to receive protection on a reference security or obligation. A Fund may use credit default swaps to provide a measure of protection against defaults of the reference security or obligation or to take a short position with respect to the likelihood of default. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.
As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if the Fund sells protection through a credit default swap, the Fund could suffer a loss because the value of the referenced obligation may be less than the premium payments received. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty.
The maximum potential amount of future payments (undiscounted) that the Funds as sellers of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where the Funds bought credit protection.

S. Treasury Inflation Protected Securities — The Funds may invest in treasury inflation protected securities (“TIPS”), including structured bonds in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost. Such adjustments may have a significant impact on the

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2012

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Funds’ distributions and may result in a return of capital to shareholders. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

T. When-Issued Securities and Forward Commitments — The Funds may purchase when-issued securities, including TBA (“To Be Announced”) securities that have been authorized, but not yet issued in the market. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Funds will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for their portfolios, the Funds may dispose of when-issued securities or forward commitments prior to settlement which may result in a realized gain or loss. When purchasing a security on a when-issued basis or entering into a forward commitment, the Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts.

3. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;
Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The levels used for classifying investments are not necessarily an indication of the risk associated with investing in those investments.
The following is a summary of the Funds’ investments and derivatives categorized in the fair value hierarchy as of March 31, 2012:

EMERGING MARKETS DEBT
Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Sovereign Debt Obligations	$—	$631,616,228	$—
Foreign Debt Obligations	—	12,905,213	—
Corporate Obligations	—	185,051,837	—
Structured Note	—	11,738,529	—
U.S. Treasury Obligation	19,034,677	—	—
Short-term Investments	—	84,000,000	—

Total	$19,034,677	$925,311,807	$—

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

3. FAIR VALUE OF INVESTMENTS (continued)

EMERGING MARKETS DEBT (continued)
Derivative Type	Level 1	Level 2	Level 3

Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$1,396,733	$—
Futures Contracts	653,772	—	—
Credit Default Swap Contracts	—	74,018	—

Total	$653,772	$1,470,751	$—

Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(3,404,868)	$—
Futures Contracts	(494,154)	—	—
Credit Default Swap Contracts	—	(2,484)	—

Total	$(494,154)	$(3,407,352)	$—

HIGH YIELD
Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Corporate Obligations	$—	$5,293,410,099	$—
Senior Term Loans	—	108,306,976	—
Common Stock and/or Other Equity Investments	11,683,929	4,733,920	—
Warrants	—	2,905,967	—
Short-term Investments	—	416,700,000	—

Total	$11,683,929	$5,826,056,962	$—

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2012

3. FAIR VALUE OF INVESTMENTS (continued)

HIGH YIELD (continued)
Derivative Type	Level 1	Level 2	Level 3

Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$259,274	$—
Credit Default Swap Contracts	—	1,499,439	—

Total	—	1,758,713	—

Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(695,006)	$—
Credit Default Swap Contracts	—	(43,198)	—

Total	—	(738,204)	—

HIGH YIELD FLOATING RATE
Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Corporate Obligations	$—	$65,251,458	$—
Senior Term Loans	—	525,196,750	—
Short-term Investments	—	65,500,000	—

Total	$—	$655,948,208	$—

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

3. FAIR VALUE OF INVESTMENTS (continued)

INVESTMENT GRADE CREDIT
Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Corporate Obligations	$—	$443,750,293	$—
Mortgage-Backed Obligations	—	20,762,316	—
Asset-Backed Securities	—	3,451,157	—
Foreign Debt Obligations	—	18,442,357	—
Municipal Debt Obligations	—	14,909,202	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	18,764,686	540,510	—
Short-term Investments	—	38,400,000	—

Total	$18,764,686	$540,255,835	$—

Derivative Type

Assets
Options Purchased	$—	$494,081	$—
Futures Contracts(a)	256,351	—
Interest Rate Swap Contracts(a)	—	47,083	—
Credit Default Swap Contracts(a)	—	232,461	—

Total	$256,351	$773,625	$—

Liabilities(a)
Futures Contracts	$(1,385,395)	$—	$—
Interest Rate Swap Contracts	—	(29,034)	—
Credit Default Swap Contracts	—	(72,874)	—

Total	$(1,385,395)	$(101,908)	$—

LOCAL EMERGING MARKETS DEBT
Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Sovereign Debt Obligations	$—	$1,090,909,060	$7,921,300
Structured Notes	—	246,078,965	—
Corporate Obligations	—	241,365,327	—
Short-term Investments	—	158,500,000	—

Total	$—	$1,736,853,352	$7,921,300

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2012

3. FAIR VALUE OF INVESTMENTS (continued)

LOCAL EMERGING MARKETS DEBT (continued)
Derivative Type	Level 1	Level 2	Level 3

Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$9,325,114	$—
Futures Contracts	202,551	—	—
Interest Rate Swap Contracts	—	2,090,524	—

Total	$202,551	$11,415,638	$—

Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(9,836,224)	$—
Futures Contracts	(219,310)	—	—
Interest Rate Swap Contracts	—	(3,791,727)	—
Credit Default Swap Contracts	—	(5,502)	—

Total	$(219,310)	$(13,633,453)	$—

The following is a reconciliation of Level 3 investments for the fiscal year ended March 31, 2012:

Fixed Income
Corporate
Obligations

Beginning Balance as of April 1, 2011	$—
Realized gain (loss)	—
Unrealized gain (loss) relating to instruments still held at reporting date	(53,900)
Purchases	7,975,200
Sales	—
Transfers into Level 3	—
Transfers out of Level 3	—

Ending Balance as of March 31, 2012	$7,921,300

U.S. MORTGAGES
Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Mortgage-Backed Obligations	$—	$361,697,291	$—
Asset-Backed Securities	—	15,897,746	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	11,583,608	4,403,700	—
Short-term Investments	—	115,400,000	—

Total	$11,583,608	$497,398,737	$—

Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(2,090,781)	$—

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

3. FAIR VALUE OF INVESTMENTS (continued)

U.S. MORTGAGES (continued)
Derivative Type	Level 1	Level 2	Level 3

Assets
Options Purchased	$—	$295,943	$—
Futures Contracts(a)	113,499	—	—
Interest Rate Swap Contracts(a)	—	207,219	—

Total	$113,499	$503,162	$—

Liabilities(a)
Futures Contracts	$(68,665)	$—	$—
Interest Rate Swap Contracts	—	(137,172)	—

Total	$(68,665)	$(137,172)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2012

4. INVESTMENTS IN DERIVATIVES

The Funds may make investments in derivative instruments, including, but not limited to options, futures, swaps, swaptions and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and/or the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.
During the fiscal year ended March 31, 2012, the Funds entered into certain derivative contract types. These instruments were used to meet the Funds’ investment objectives and to obtain and/or manage exposure related to the risks below. The following tables set forth, by certain risk types, the gross value of these derivative contracts for trading activities as of March 31, 2012. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Emerging Markets Debt

	Statements of Assets		Statements of Assets
Risk	and Liabilities	Assets	and Liabilities	Liabilities
Interest rate	Unrealized gain on futures variation margin	$653,772 (a)	Unrealized loss on futures variation margin	$(494,154	)(a)

Credit	Receivable for unrealized gain on swap contracts	74,018	Payable for unrealized loss on swap contracts	(2,484	)(b)

Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	1,396,733	Payable for unrealized loss on forward foreign currency exchange contracts	(3,404,868)

Total		$2,124,523		$(3,901,506)

High Yield

	Statements of Assets		Statements of Assets
Risk	and Liabilities	Assets	and Liabilities	Liabilities
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	$259,274	Payable for unrealized loss on forward foreign currency exchange contracts	$(695,006)

Credit	Receivable for unrealized gain on swap contracts	1,499,439	Payable for unrealized loss on swap contracts	(43,198	)(b)

Total		$1,758,713		$(738,204)

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

Investment Grade Credit

	Statements of Assets			Statements of Assets
Risk	and Liabilities	Assets		and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Unrealized gain on futures variation margin; Investments, at value	$797,515	(a)	Payable for unrealized loss on swap contracts; Unrealized loss on futures variation margin	$(1,414,429	)(a)(b)

Credit	Receivable for unrealized gain on swap contracts	232,461		Payable for unrealized loss on swap contracts	(72,874	)(b)

Total		$1,029,976			$(1,487,303)

Local Emerging Markets Debt

	Statements of Assets			Statements of Assets
Risk	and Liabilities	Assets		and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Unrealized gain on futures variation margin	$2,293,075	(a)	Payable for unrealized loss on swap contracts; Unrealized loss on futures variation margin	$(4,011,037	)(a)(b)

Credit	—	—		Payable for unrealized loss on swap contracts	(5,502	)(b)

Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	9,325,114		Payable for unrealized loss on forward foreign currency exchange contracts	(9,836,224)

Total		$11,618,189			$(13,852,763)

U.S. Mortgages

	Statements of Assets			Statements of Assets
Risk	and Liabilities	Assets		and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Unrealized gain on futures variation margin; Investments, at value	$616,661	(a)	Payable for unrealized loss on swap contracts; Unrealized loss on futures variation margin	$(205,837	)(a)(b)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Aggregate of amounts include $2,484, $43,198, $101,908, $3,797,229 and $137,172 for Emerging Markets Debt, High Yield, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages, respectively, which represent the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Funds’ performance, their failure to pay on its obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Funds are entitled to a full return.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2012

4. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended March 31, 2012. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Emerging Markets Debt

		Net	Net Change in	Average
		Realized	Unrealized	Number of
Risk	Statements of Operations	Gain (Loss)	Gain (Loss)	Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts; non-deliverable bond forwards and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$5,894,937	$767,708	965

Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(8,722)	(9,846)	2

Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	2,746,247	(1,902,873)	140

Total		$8,632,462	$(1,145,011)	1,107

High Yield

		Net	Net Change in	Average
		Realized	Unrealized	Number of
Risk	Statements of Operations	Gain (Loss)	Gain (Loss)	Contracts(a)
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$10,334,568	$1,456,241	2

Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	21,268,728	15,440,460	5

Total		$31,603,296	$16,896,701	7

High Yield Floating Rate

		Net	Net Change in	Average
		Realized	Unrealized	Number of
Risk	Statements of Operations	Gain (Loss)	Gain (Loss)	Contracts(a)
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$(797,431)	$(850)	2

Currency	Net realized gain (loss) from forward foreign currency exchange contracts	(26,301)	—	1

Total		$(823,732)	$(850)	3

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

Investment Grade Credit

		Net	Net Change in	Average
		Realized	Unrealized	Number of
Risk	Statements of Operations	Gain (Loss)	Gain (Loss)	Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts, swap contracts and written options/Net change in unrealized gain (loss) on investments, futures contracts, swap contracts and written options	$8,844,752	$(1,044,448)	1,024

Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(3,055,492)	(201,037)	18

Currency	Net realized gain (loss) from forward foreign currency exchange contracts	224,611	—	1

Total		$6,013,871	$(1,245,485)	1,043

Local Emerging Markets Debt

		Net	Net Change in	Average
		Realized	Unrealized	Number of
Risk	Statements of Operations	Gain (Loss)	Gain (Loss)	Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts, non-deliverable bond forwards and swap contracts/Net change in unrealized gain (loss) on investments, futures contracts and swap contracts	$12,342,318	$1,798,668	49

Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	128,608	(5,502)	1

Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	27,224,320	(29,133,361)	242

Total		$39,695,246	$(27,340,195)	292

U.S. Mortgages

		Net	Net Change in	Average
		Realized	Unrealized	Number of
Risk	Statements of Operations	Gain (Loss)	Gain (Loss)	Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts, swap contracts and written options/Net change in unrealized gain (loss) on investments, futures contracts, swap contracts and written options	$(3,441,188)	$438,545	474

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended March 31, 2012.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2012

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
For the fiscal year ended March 31, 2012, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net
	First	Next	Next	Next	Over	Effective	Management
Fund	$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate	Rate

Emerging Markets Debt	0.80%	0.80%	0.72%	0.68%	0.67%	0.80%	0.80%

High Yield	0.70	0.70	0.63	0.60	0.59	0.66	0.66

High Yield Floating Rate	0.60	0.54	0.51	0.50	0.49	0.60	0.60

Investment Grade Credit	0.40	0.36	0.34	0.33	0.32	0.40	0.33	*

Local Emerging Markets Debt	0.90	0.90	0.81	0.77	0.75	0.89	0.82	#

U.S. Mortgages	0.40	0.36	0.34	0.33	0.32	0.40	0.33	*

*	GSAM has agreed to waive a portion of its management fee in order to achieve an effective net management rate of 0.33% as an annual percentage rate of the average daily net assets of the Investment Grade Credit and U.S. Mortgages Funds through July 29, 2012. Prior to such date GSAM may not terminate the arrangement without the approval of the trustees.
#	Effective June 30, 2011, GSAM has agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.80% as an annual percentage rate of the average daily net assets of the Local Emerging Markets Debt Fund through July 29, 2012. Prior to such date GSAM may not terminate the arrangement without the approval of the trustees.

B. Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee, accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C*	Class R

Distribution Plan	0.25%	0.75%	0.75%	0.50%

Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C CDSC. During the fiscal year ended March 31, 2012, Goldman Sachs advised that it retained the following approximate amounts:

	Front End	Contingent Deferred
	Sales Charge	Sales Charge
Fund	Class A	Class B	Class C

Emerging Markets Debt	$15,500	N/A	$—

High Yield	100,200	—	—

High Yield Floating Rate	—	N/A	—

Investment Grade Credit	2,400	N/A	N/A

Local Emerging Markets Debt	21,900	N/A	—

U.S. Mortgages	—	N/A	N/A

D. Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate as follows: 0.13% of the average daily net assets for Class A, Class B, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets for Institutional, Separate Account Institutional and Service Shares.

F. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Funds (excluding management fees, distribution and service fees, transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations for the Emerging Markets Debt, High Yield, High Yield Floating Rate, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds, as an annual percentage rate of average daily net assets are 0.044%, 0.024%, 0.104%, 0.004%, 0.074% and 0.004%, respectively. These Other Expense reimbursements will remain in place through July 29, 2012, and prior to such date GSAM may not terminate the arrangements without the approval of the trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2012

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended March 31, 2012, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows (in thousands):

			Other	Total
	Management	Custody Fee	Expense	Expense
Fund	Fee Waivers	Credits	Reimbursements	Reductions

Emerging Markets Debt	$—	$1	$364	$365

High Yield	—	5	—	5

High Yield Floating Rate	—	8	283	291

Investment Grade Credit	375	2	376	753

Local Emerging Markets Debt	1,338	3	870	2,211

U.S. Mortgages	271	1	512	784

As of March 31, 2012, the amounts owed to affiliates of the Funds were as follows (in thousands):

	Management	Distribution and	Transfer
Fund	Fees	Service Fees	Agent Fees	Total

Emerging Markets Debt	$578	$62	$45	$685

High Yield	3,203	264	262	3,729

High Yield Floating Rate	320	1	22	343

Investment Grade Credit	154	33	31	218

Local Emerging Markets Debt	1,179	53	74	1,306

U.S. Mortgages	111	1	14	126

G. Line of Credit Facility — As of March 31, 2012, the Funds participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $920,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended March 31, 2012, the Funds did not have any borrowings under the facility. Effective May 8, 2012, the amount available through the facility increased to $630,000,000.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

H. Other Transactions with Affiliates — For the fiscal year ended March 31, 2012, Goldman Sachs earned approximately $28,000, $35,600, $700 and $23,200 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, executed on behalf of Emerging Markets Debt, Investment Grade Credit, Local Emerging Markets Debt, and U.S. Mortgages Funds, respectively.
As of March 31, 2012, the Goldman Sachs Satellite Strategies Portfolio was the beneficial owner of 20%, 21% and 9% of total outstanding shares of the Emerging Markets Debt, High Yield Floating Rate, and Local Emerging Markets Debt Funds, respectively.
As of March 31, 2012, Goldman Sachs Group, Inc. was the beneficial owner of approximately 9% and 100% of the Class IR and Class R Shares, respectively, of the High Yield Floating Rate Fund and 100% of the Class IR Shares of the U.S. Mortgages Fund.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended March 31, 2012, were as follows:

			Sales and	Sales and
	Purchases of	Purchases (Excluding	Maturities of	Maturities (Excluding
	U.S. Government and	U.S. Government and	U.S. Government and	U.S. Government and
Fund	Agency Obligations	Agency Obligations)	Agency Obligations	Agency Obligations)

Emerging Markets Debt	$—	$841,024,957	$—	$536,344,672

High Yield	99,399,372	3,498,624,591	99,400,000	3,338,048,914

High Yield Floating Rate	—	925,173,763	—	347,183,435

Investment Grade Credit	153,022,165	459,496,621	134,080,627	494,062,583

Local Emerging Markets Debt	—	3,097,087,619	—	2,971,723,227

U.S. Mortgages	6,515,987,781	23,113,172	6,517,904,374	55,980,091

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2012

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended March 31, 2012 was as follows:

	Emerging		High Yield	Investment	Local Emerging
	Markets Debt	High Yield	Floating Rate	Grade Credit	Markets Debt	U.S. Mortgages

Distributions paid from:
Ordinary income	$34,019,709	$367,288,640	$20,126,127	$29,155,938	$87,978,115	$9,135,463
Net long-term capital gains	7,033,520	50,607,096	—	18,525,403	11,478,633	—

Total taxable distributions	$41,053,229	$417,895,736	$20,126,127	$47,681,341	$99,456,748	$9,135,463

The tax character of distributions paid during the fiscal year ended March 31, 2011 was as follows:

	Emerging		High Yield	Investment	Local Emerging
	Markets Debt	High Yield	Floating Rate	Grade Credit	Markets Debt	U.S. Mortgages

Distributions paid from:
Ordinary income	$32,788,622	$459,466,181	$—	$28,037,429	$131,917,455	$11,866,017
Net long-term capital gains	659,883	—	—	415,707	—	—

Total taxable distributions	$33,448,505	$459,466,181	$—	$28,453,136	$131,917,455	$11,866,017

As of March 31, 2012 the components of accumulated earnings (losses) on a tax basis were as follows.

	Emerging		High Yield	Investment	Local Emerging
	Markets Debt	High Yield	Floating Rate	Grade Credit	Markets Debt	U.S. Mortgages

Undistributed ordinary income — net	$2,280,342	$2,622,992	$144,056	$209,198	$283,168	$294,388
Undistributed long-term capital gains	8,016,517	37,073,304	—	3,756,274	—	—

Total undistributed earnings	$10,296,859	$39,696,296	$144,056	$3,965,472	$283,168	$294,388

Capital loss carryovers:(1),(2)
Expiring 2018	—	—	—	—	—	(1,816,024)
Perpetual Short-term	—	—	(7,538,727)	—	—	—

Total capital loss carryovers	$—	$—	$(7,538,727)	$—	$—	$(1,816,024)

Timing differences (Post-October Losses, Income Distribution Payable and Straddle Loss deferrals)	$(1,831,257)	$(2,119,582)	$(18,835)	$(1,126,629)	$(23,144,742)	$(242,005)
Unrealized gains — net	29,209,530	122,399,797	3,090,910	23,737,818	7,692,062	731,893

Total accumulated earnings (losses) — net	$37,675,132	$159,976,511	$(4,322,596)	$26,576,661	$(15,169,512)	$(1,031,748)

(1)	Expiration occurs on March 31 of the year indicated. Under new tax rules, capital losses recognized in tax years beginning after December 22, 2010, that do not offset recognized capital gains, may be carried over to future years perpetually, and retain their character as either short-term or long-term that can offset recognized capital gains in such future years. Previously, all capital loss carryovers were treated as short-term and such carryovers generally expired eight years after the initial capital loss arose. Perpetual capital loss carryovers are required to be utilized prior to expiring capital loss carryovers.
(2)	The High Yield and U.S. Mortgages Funds utilized $56,060,643 and $13,717,075, respectively, of capital losses in the current fiscal year.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

7. TAX INFORMATION (continued)

As of March 31, 2012, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Emerging		High Yield	Investment	Local Emerging
	Markets Debt	High Yield	Floating Rate	Grade Credit	Markets Debt	U.S. Mortgages

Tax Cost	$915,295,586	$5,717,934,670	$652,857,298	$536,047,471	$1,732,311,802	$508,612,927

Gross unrealized gain	40,758,833	246,515,034	5,935,737	25,425,425	55,387,901	5,407,103
Gross unrealized loss	(11,707,935)	(126,708,813)	(2,844,827)	(1,958,294)	(42,925,051)	(4,741,742)

Net unrealized security gain	$29,050,898	$119,806,221	$3,090,910	$23,467,131	$12,462,850	$665,361

Net unrealized gain (loss) on other investments	158,632	2,593,576	—	270,687	(4,770,788)	66,532

Net unrealized gain (loss)	$29,209,530	$122,399,797	$3,090,910	$23,737,818	$7,692,062	$731,893

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to net mark-to-market gains (losses) on regulated futures contracts and foreign currency contracts, wash sales, differences related to the tax treatment of swap transactions and paydowns, material modification of debt securities and inflation protected securities.
In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from dividend redesignations and differences in tax treatment relating to the recognition of income and gains (losses) of certain bonds, foreign currency transactions, swap transactions, underlying fund investments, paydowns, inflation protected securities, non-deductible organization costs and consent fees.

		Accumulated	Undistributed
	Paid-in	Net Realized	Net Investment
	Capital	Gain (Loss)	Income (Loss)

Emerging Markets Debt	$—	$(6,382,538)	$6,382,538

High Yield	—	2,201,591	(2,201,591)

High Yield Floating Rate	(233,201)	78,289	154,912

Investment Grade Credit	—	(196,481)	196,481

Local Emerging Markets Debt	—	(2,079,632)	2,079,632

U.S. Mortgages	—	(1,566,866)	1,566,866

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2012

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Funds’ Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these entities of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

Liquidity Risk — The Funds may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transaction defaults.
Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

Portfolio Concentration Risk — As a result of certain of the Funds’ ability to invest a large percentage of their assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Funds’ investments more than if their investments were not so concentrated.

Redemption Proceeds Risk — The High Yield Floating Rate Fund may at times purchase securities with settlement periods that are longer than the time period required to pay redemption proceeds. In unusual circumstances, the High Yield Floating Rate Fund may pay redemption proceeds up to seven calendar days following receipt of a properly executed redemption request.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

New Accounting Pronouncement — In May 2011, Accounting Standards Update 2011-04 (ASU 2011-04), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and IFRSs, was issued and is effective for interim and annual periods beginning after December 15, 2011. ASU 2011-04 amends Financial Accounting Standards Board (FASB) Topic 820, Fair Value Measurement. The amendments are the result of the work by the FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. GSAM is currently evaluating the application of ASU 2011-04 and its impact, if any, on the Funds’ financial statements.
In December 2011, Accounting Standards Update 2011-11 (ASU 2011-11), Amendments to Disclosures about Offsetting Assets and Liabilities Requirements in U.S. GAAP and IFRSs, was issued and is effective for interim periods and annual periods beginning on or after January 1, 2013. The amendments are the result of the work by FASB and the International Accounting Standards Board to develop common requirements for disclosing information about offsetting and related arrangements. GSAM is currently evaluating the application of ASU 2011-11 and its impact, if any, on the Funds’ financial statements.

Other Matters — On February 8, 2012, the Commodity Futures Trading Commission (CFTC) adopted amendments to several of its rules relating to commodity pool operators, including Rule 4.5. The Funds currently rely on Rule 4.5’s exclusion from CFTC regulation for regulated investment companies. GSAM is currently evaluating the amendments and their impact, if any, on the Funds’ financial statements.

11. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2012

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Emerging Markets Debt Fund

	For the Fiscal Year Ended		For the Fiscal Year Ended
	March 31, 2012		March 31, 2011

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	6,816,607	$86,008,912	14,815,845	$184,630,940
Reinvestment of distributions	668,306	8,405,041	672,290	8,315,102
Shares converted from Class B(a)	—	—	—	—
Shares redeemed	(7,168,244)	(89,899,062)	(11,496,565)	(142,153,661)

	316,669	4,514,891	3,991,570	50,792,381

Class B Shares
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares converted to Class A(a)	—	—	—	—
Shares redeemed	—	—	—	—

	—	—	—	—

Class C Shares
Shares sold	728,389	9,213,200	2,068,578	26,021,001
Reinvestment of distributions	80,844	1,015,116	58,170	718,020
Shares redeemed	(886,600)	(11,105,769)	(471,041)	(5,791,011)

	(77,367)	(877,453)	1,655,707	20,948,010

Institutional Shares
Shares sold	31,385,047	400,797,021	22,334,454	278,628,263
Shares sold in connection with in-kind	—	—	960,393	12,379,470
Reinvestment of distributions	2,088,337	26,308,230	1,615,428	19,977,113
Shares redeemed	(13,377,912)	(168,339,331)	(12,599,787)	(155,147,029)

	20,095,472	258,765,920	12,310,488	155,837,817

Service Shares
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—

	—	—	—	—

Class IR Shares(b)
Shares sold	653,385	8,335,286	135,835	1,734,462
Reinvestment of distributions	14,643	184,619	3,711	46,034
Shares redeemed	(278,424)	(3,443,347)	(26,289)	(324,980)

	389,604	5,076,558	113,257	1,455,516

Class R Shares
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—

	—	—	—	—

NET INCREASE (DECREASE)	20,724,378	$267,479,916	18,071,022	$229,033,724

*	Commenced operations on March 31, 2011.
(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.
(b)	Commenced operations on July 30, 2010 for Emerging Markets Debt Fund.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

High Yield Fund				High Yield Floating Rate Fund

For the Fiscal Year Ended		For the Fiscal Year Ended		For the Fiscal Year Ended		For the Period Ended
March 31, 2012		March 31, 2011		March 31, 2012		March 31, 2011*

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

24,230,937	$170,904,936	41,219,550	$294,253,360	327,278	$3,214,830	1,000	$$10,000
7,502,592	52,887,514	10,105,443	72,189,098	4,404	43,194	—	—
414,394	2,913,955	454,133	3,240,387	—	—	—	—
(60,475,812)	(427,785,302)	(124,552,903)	(886,384,349)	(139,947)	(1,370,040)	—	—

(28,327,889)	(201,078,897)	(72,773,777)	(516,701,504)	191,735	1,887,984	1,000	10,000

199,606	1,422,341	345,573	2,495,184	—	—	—	—
316,560	2,236,418	416,369	2,988,900	—	—	—	—
(413,504)	(2,913,955)	(453,073)	(3,240,387)	—	—	—	—
(1,957,221)	(13,858,138)	(2,732,073)	(19,604,025)	—	—	—	—

(1,854,559)	(13,113,334)	(2,423,204)	(17,360,328)	—	—	—	—

2,917,297	20,671,865	3,391,626	24,471,194	57,181	560,889	1,000	10,000
816,380	5,747,609	748,416	5,376,107	623	6,096	—	—
(4,030,512)	(28,493,700)	(4,422,132)	(31,748,230)	(6,562)	(64,689)	—	—

(296,835)	(2,074,226)	(282,090)	(1,900,929)	51,242	502,296	1,000	10,000

316,942,691	2,209,750,502	229,369,841	1,648,964,273	75,302,011	745,221,511	11,887,892	118,878,916
—	—	—	—	—	—	—	—
44,883,502	316,729,814	31,509,914	227,309,234	2,043,435	19,972,861	—	—
(269,817,960)	(1,933,952,375)	(311,140,858)	(2,237,104,992)	(24,166,093)	(234,555,625)	—	—

92,008,233	592,527,941	(50,261,103)	(360,831,485)	53,179,353	530,638,747	11,887,892	118,878,916

827,153	5,881,062	1,225,575	8,905,028	—	—	—	—
210,921	1,485,240	190,344	1,365,282	—	—	—	—
(1,172,341)	(8,246,269)	(1,475,831)	(10,560,807)	—	—	—	—

(134,267)	(879,967)	(59,912)	(290,497)	—	—	—	—

5,703,833	40,953,705	348,924	2,532,450	113,621	1,111,707	1,000	10,000
315,722	2,196,850	17,187	124,552	731	7,042	—	—
(1,241,490)	(8,719,242)	(60,258)	(438,997)	(103,649)	(988,717)	—	—

4,778,065	34,431,313	305,853	2,218,005	10,703	130,032	1,000	10,000

811,750	5,760,117	1,250,401	8,943,082	—	—	1,000	10,000
162,704	1,143,080	97,882	705,378	29	286	—	—
(372,565)	(2,656,159)	(314,449)	(2,266,581)	—	—	—	—

601,889	4,247,038	1,033,834	7,381,879	29	286	1,000	10,000

66,774,637	$414,059,868	(124,460,399)	$(887,484,859)	53,433,062	$533,159,345	11,891,892	$118,918,916

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2012

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Investment Grade Credit Fund

	For the Fiscal Year Ended		For the Fiscal Year Ended
	March 31, 2012		March 31, 2011

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	4,678,568	$44,996,752	7,098,036	$66,870,284
Reinvestment of distributions	1,286,874	12,212,406	582,258	5,521,285
Shares redeemed	(5,181,187)	(50,061,272)	(10,482,204)	(99,407,482)

	784,255	7,147,886	(2,801,910)	(27,015,913)

Class C Shares
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—

	—	—	—	—

Institutional Shares
Shares sold	6,171,941	59,445,734	6,907,225	65,644,703
Reinvestment of distributions	1,392,392	13,226,701	604,610	5,733,908
Shares redeemed	(5,418,519)	(52,180,733)	(13,301,131)	(125,565,455)

	2,145,814	20,491,702	(5,789,296)	(54,186,844)

Separate Account Institutional Shares
Shares sold	5,853,532	56,189,776	4,111,626	38,390,581
Shares sold in connection with in-kind	—	—	1,874,056	18,159,598
Reinvestment of distributions	1,950,354	18,527,963	1,086,032	10,293,339
Shares redeemed	(10,566,519)	(101,236,412)	(9,255,799)	(88,334,674)

	(2,762,633)	(26,518,673)	(2,184,085)	(21,491,156)

Class IR Shares(a)
Shares sold	199,773	1,915,952	—	—
Reinvestment of distributions	5,637	53,128	—	—
Shares redeemed	(69,045)	(667,409)	—	—

	136,365	1,301,671	—	—

NET INCREASE (DECREASE)	303,801	$2,422,586	(10,775,291)	$(102,693,913)

(a)	Commenced operations on July 29, 2011 for Investment Grade Credit Fund and U.S. Mortgages Fund, and on July 30, 2010 for Local Emerging Markets Debt Fund.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Local Emerging Markets Debt Fund				U.S. Mortgages Fund

For the Fiscal Year Ended		For the Fiscal Year Ended		For the Fiscal Year Ended		For the Fiscal Year Ended
March 31, 2012		March 31, 2011		March 31, 2012		March 31, 2011

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

27,862,993	$270,692,200	91,215,090	$866,253,565	63,361	$667,170	80,973	$828,319
2,778,208	26,672,249	5,967,917	56,509,291	9,942	104,193	17,296	175,948
(122,961,618)	(1,127,904,827)	(32,162,288)	(307,547,367)	(99,503)	(1,032,303)	(838,530)	(8,533,503)

(92,320,417)	(830,540,378)	65,020,719	615,215,489	(26,200)	(260,940)	(740,261)	(7,529,236)

987,491	9,481,610	1,688,565	16,232,456	—	—	—	—
78,137	727,869	52,037	495,055	—	—	—	—
(602,716)	(5,555,634)	(100,596)	(953,946)	—	—	—	—

462,912	4,653,845	1,640,006	15,773,565	—	—	—	—

134,890,580	1,236,455,672	82,559,582	788,163,926	97,383	1,019,676	684,191	6,969,149
7,154,789	66,571,402	5,452,357	51,639,964	39,723	414,203	131,840	1,345,199
(82,305,972)	(764,924,801)	(19,290,664)	(182,204,972)	(4,493,167)	(46,715,553)	(1,812,993)	(18,471,172)

59,739,397	538,102,273	68,721,275	657,598,918	(4,356,061)	(45,281,674)	(996,962)	(10,156,824)

—	—	—	—	13,159,228	137,679,685	22,958,991	234,242,414
—	—	—	—	—	—	569,435	5,870,871
—	—	—	—	643,701	6,748,375	794,358	8,099,533
—	—	—	—	(12,467,244)	(129,737,361)	(27,116,097)	(276,463,215)

—	—	—	—	1,335,685	14,690,699	(2,793,313)	(28,250,397)

1,710,898	16,602,112	990,493	9,617,333	95	1,000	—	—
64,930	602,209	29,846	283,510	2	17	—	—
(1,847,281)	(16,671,529)	(160,700)	(1,537,108)	—	—	—	—

(71,453)	532,792	859,639	8,363,735	97	1,017	—	—

(32,189,561)	$(287,251,468)	136,241,639	$1,296,951,707	(3,046,479)	$(30,850,898)	(4,530,536)	$(45,936,457)

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Goldman Sachs Trust — Goldman Sachs Single Sector Fixed Income Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs High Yield Fund, Goldman Sachs High Yield Floating Rate Fund, Goldman Sachs Investment Grade Credit Fund, Goldman Sachs Local Emerging Markets Debt Fund and Goldman Sachs U.S. Mortgages Fund (collectively the “Funds”), portfolios of Goldman Sachs Trust, at March 31, 2012, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2012 by correspondence with the custodian, brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
May 24, 2012

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended March 31, 2012 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Separate Account Institutional, Class IR or Class R Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares), and redemption fees (if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Separate Account Institutional, Class IR or Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2011 through March 31, 2012.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Emerging Markets Debt Fund				High Yield Fund				High Yield Floating Rate Fund
	Beginning	Ending		Expenses	Beginning	Ending		Expenses	Beginning	Ending		Expenses
	Account	Account		Paid for the	Account	Account		Paid for the	Account	Account		Paid for the
	Value	Value		6 Months Ended	Value	Value		6 Months Ended	Value	Value		6 Months Ended
Share Class	10/1/11	3/31/12		3/31/12*	10/1/11	3/31/12		3/31/12*	10/1/11	3/31/12		3/31/12*
Class A
Actual	$1,000.00	$1,113.70		$6.46	$1,000.00	$1,125.30		$5.64	$1,000.00	$1,059.80		$5.59
Hypothetical 5% return	1,000.00	1,018.89	+	6.17	1,000.00	1,019.70	+	5.36	1,000.00	1,019.57	+	5.48

Class B
Actual	N/A	N/A		N/A	1,000.00	1,119.30		9.60	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,015.95	+	9.13	N/A	N/A		N/A

Class C
Actual	1,000.00	1,109.70		10.41	1,000.00	1,121.10		9.60	1,000.00	1,054.70		9.38
Hypothetical 5% return	1,000.00	1,015.14	+	9.94	1,000.00	1,015.94	+	9.13	1,000.00	1,015.87	+	9.21

Institutional
Actual	1,000.00	1,115.50		4.68	1,000.00	1,127.00		3.83	1,000.00	1,060.40		3.83
Hypothetical 5% return	1,000.00	1,020.58	+	4.47	1,000.00	1,021.40	+	3.64	1,000.00	1,021.28	+	3.76

Service
Actual	N/A	N/A		N/A	1,000.00	1,122.90		6.48	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,018.89	+	6.17	N/A	N/A		N/A

Separate Account Institutional
Actual	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A

Class IR
Actual	1,000.00	1,116.00		5.15	1,000.00	1,124.90		4.31	1,000.00	1,059.90		4.45
Hypothetical 5% return	1,000.00	1,020.13	+	4.92	1,000.00	1,020.94	+	4.10	1,000.00	1,020.68	+	4.37

Class R
Actual	N/A	N/A		N/A	1,000.00	1,124.00		6.96	1,000.00	1,057.20		6.95
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,018.44	+	6.62	1,000.00	1,018.24	+	6.82

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended March 31, 2012 (Unaudited) (continued)

	Investment Grade Credit Fund				Local Emerging Markets Debt Fund				U.S. Mortgages Fund
	Beginning	Ending		Expenses	Beginning	Ending		Expenses	Beginning	Ending		Expenses
	Account	Account		Paid for the	Account	Account		Paid for the	Account	Account		Paid for the
	Value	Value		6 Months Ended	Value	Value		6 Months Ended	Value	Value		6 Months Ended
Share Class	10/1/11	3/31/12		3/31/12*	10/1/11	3/31/12		3/31/12*	10/1/11	3/31/12		3/31/12*
Class A
Actual	$1,000.00	$1,044.70		$3.65	$1,000.00	$1,112.80		$6.62	$1,000.00	$1,020.10		$3.61
Hypothetical 5% return	1,000.00	1,021.43	+	3.61	1,000.00	1,018.74	+	6.32	1,000.00	1,021.43	+	3.61

Class B
Actual	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A

Class C
Actual	N/A	N/A		N/A	1,000.00	1,108.50		10.56	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,014.98	+	10.09	N/A	N/A		N/A

Institutional
Actual	1,000.00	1,046.40		1.91	1,000.00	1,113.40		4.83	1,000.00	1,021.80		1.89
Hypothetical 5% return	1,000.00	1,023.13	+	1.89	1,000.00	1,020.43	+	4.62	1,000.00	1,023.13	+	1.89

Separate Account Institutional
Actual	1,000.00	1,046.40		1.91	N/A	N/A		N/A	1,000.00	1,021.90		1.89
Hypothetical 5% return	1,000.00	1,023.13	+	1.89	N/A	N/A		N/A	1,000.00	1,023.13	+	1.89

Service
Actual	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A

Class IR
Actual	1,000.00	1,046.10		2.37	1,000.00	1,114.20		5.32	1,000.00	1,022.20		1.28
Hypothetical 5% return	1,000.00	1,022.69	+	2.34	1,000.00	1,019.97	+	5.08	1,000.00	1,023.73	+	1.28

Class R
Actual	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended March 31, 2012. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Separate Account Institutional	Class IR	Class R

Emerging Markets Debt	1.22%	N/A	1.97%	0.88%	N/A	N/A	0.97%	N/A
High Yield	1.06	1.81%	1.81	0.72	1.22%	N/A	0.81	1.31%
High Yield Floating Rate	1.09	N/A	1.83	0.74	N/A	N/A	0.86	1.35
Investment Grade Credit	0.71	N/A	N/A	0.37	N/A	0.37%	0.46	N/A
Local Emerging Markets Debt	1.25	N/A	2.00	0.91	N/A	N/A	1.01	N/A
U.S. Mortgages	0.71	N/A	N/A	0.37	N/A	0.37	0.25	N/A

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]
Ashok N. Bakhru Age: 70	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He is President, ABN Associates (1994-1996 and 1998-Present); Director, Apollo Investment Corporation (a business development company) (2008-Present); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex.	104	Apollo Investment Corporation (a business development company)

Donald C. Burke Age: 51	Trustee	Since 2010	Mr. Burke is retired. He is Director, Avista Corp. (2011-Present); and was formerly a Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009); Managing Director, Merrill Lynch Investment Managers, L.P. (“MLIM”) (2006); First Vice President, MLIM (1997-2005); Chief Financial Officer and Treasurer, MLIM U.S. Funds (1999-2006). Trustee — Goldman Sachs Mutual Fund Complex.	104	Avista Corp. (an energy company)

John P. Coblentz, Jr. Age: 70	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee — Goldman Sachs Mutual Fund Complex.	104	None

Diana M. Daniels Age: 62	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Vice Chairman of the Board of Trustees, Cornell University (2009-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Mutual Fund Complex.	104	None

Joseph P. LoRusso Age: 54	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Mutual Fund Complex.	104	None

Jessica Palmer Age: 63	Trustee	Since 2007	Ms. Palmer is retired. She is a Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Mutual Fund Complex.	104	None

Richard P. Strubel Age: 72	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he was Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Mutual Fund Complex.	104	The Northern Trust Mutual Fund Complex (64 Portfolios) (Chairman of the Board of Trustees). Gildan Activewear Inc. (a clothing marketing and manufacturing company).

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]
James A. McNamara* Age: 49	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	104	None

Alan A. Shuch* Age: 62	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Mutual Fund Complex.	104	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Peter V Bonanno. Information is provided as of March 31, 2012.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Variable Insurance Trust. As of March 31, 2012, the Trust consisted of 90 portfolios (87 of which offered shares to the public). Goldman Sachs Variable Insurance Trust consisted of 12 portfolios (11 of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 49	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 44	Senior Vice President and Principal Financial Officer	Since 2009
Managing Director, Goldman Sachs (2007-present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005).

Senior Vice President and Principal Financial Officer — Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno 200 West Street New York, NY 10282 Age: 44	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary — Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary — Goldman Sachs Mutual Fund Complex (2003-2006).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 40	Treasurer and Senior Vice President	Since 2009
Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer — Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of March 31, 2012.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Single Sector Fixed Income Funds Tax Information (Unaudited)

For the fiscal year ended March 31, 2012, 0.28% of the dividends paid from net investment company taxable income by the High Yield Fund qualify for the dividends received deduction available to corporations.

For the fiscal year ended March 31, 2012, 0.36% of the dividends paid from net investment company taxable income by the High Yield Fund qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

On June 30, 2011, the Local Emerging Markets Debt Fund passed through a foreign tax credit of $0.0089 per share. The total amount of income received by the Fund from sources within foreign countries and possessions of the United States was $0.3563 per share, all of which is attributable to qualified passive income.

From distributions paid on income earned during the fiscal year ended March 31, 2012, the total amount of income received by the Local Emerging Markets Debt Fund from sources within foreign countries and possessions of the United States was $0.5244 per share (based on shares outstanding at year end), all of which is attributable to qualified passive income. The percentage of net investment income dividends paid from foreign sources by the Local Emerging Markets Debt Fund was 89.83%. The total amount of taxes paid by the Local Emerging Markets Debt Fund was $0.0177 per share, based on shares outstanding on March 31, 2012.

Pursuant to Section 852 of the Internal Revenue Code, the Emerging Markets Debt, High Yield, Investment Grade Credit, and Local Emerging Markets Debt Funds designate $7,033,520, $50,607,096, $18,525,403, and $11,478,633, respectively, or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended March 31, 2012.

Pursuant to Section 871(k) of the Internal Revenue Code, the Emerging Markets Debt, Investment Grade Credit, and Local Emerging Markets Debt Funds designate $3,090,289, $7,484,945, and $9,333,233, respectively, as short-term capital gain dividends paid during the fiscal year ended March 31, 2012.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With $702.0 billion in assets under management as of March 31, 2012, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. GSAM’s assets under management includes assets managed by Goldman Sachs Asset Management, LP and its Investment Advisory Affiliates. Additionally, GSAM ranks in the top 10 asset management firms worldwide, based on assets under management.1

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market[2]Financial Square Fundssm
■ Financial Square Tax-Exempt Funds
■ Financial Square Federal Fund
■ Financial Square Government Fund
■ Financial Square Money Market Fund
■ Financial Square Prime Obligations Fund
■ Financial Square Treasury Instruments Fund
■ Financial Square Treasury Obligations Fund
Fixed Income
Short Duration and Government
■ Enhanced Income Fund
■ Ultra-Short Duration Govt. Fund
■ Short Duration Government Fund
■ Short Duration Income Fund
■ Government Income Fund
■ Inflation Protected Securities Fund
Multi-Sector
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Global Income Fund
■ Strategic Income Fund
Municipal and Tax-Free
■ High Yield Municipal Fund
■ Municipal Income Fund
■ Short Duration Tax-Free Fund
Single Sector
■ Investment Grade Credit Fund
■ U.S. Mortgages Fund
■ High Yield Fund
■ High Yield Floating Rate Fund

■ Emerging Markets Debt Fund
■ Local Emerging Markets Debt Fund
Corporate Credit
■ Credit Strategies Fund
Fundamental Equity
■ Growth and Income Fund
■ Small Cap Value Fund
■ Mid Cap Value Fund
■ Large Cap Value Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ Focused Growth Fund
■ Small/Mid Cap Growth Fund
■ Flexible Cap Growth Fund
■ Concentrated Growth Fund
■ Technology Tollkeeper Fund
■ Growth Opportunities Fund
■ Rising Dividend Growth Fund
■ U.S. Equity Fund
Structured Equity
■ Balanced Fund
■ Structured Small Cap Equity Fund
■ Structured U.S. Equity Fund
■ Structured Small Cap Growth Fund
■ Structured Large Cap Growth Fund
■ Structured Large Cap Value Fund
■ Structured Small Cap Value Fund
■ Structured Tax-Managed Equity Fund
■ Structured International Tax-Managed Equity Fund
■ U.S. Equity Dividend and Premium Fund
■ International Equity Dividend and Premium Fund

■ Structured International Small Cap Fund
■ Structured International Equity Fund
■ Structured Emerging Markets Equity Fund
Fundamental Equity International
■ Strategic International Equity Fund
■ Concentrated International Equity Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Emerging Markets Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)
■ N-11 Equity Fund
■ Brazil Equity Fund
■ China Equity Fund
■ Korea Equity Fund
■ India Equity Fund
Select Satellite[3]■ Real Estate Securities Fund
■ International Real Estate Securities Fund
■ Commodity Strategy Fund
■ Dynamic Allocation Fund
■ Absolute Return Tracker Fund
■ Managed Futures Strategy Fund
Total Portfolio Solutions[3]■ Balanced Strategy Portfolio
■ Growth and Income Strategy Portfolio
■ Growth Strategy Portfolio
■ Equity Growth Strategy Portfolio
■ Income Strategies Portfolio
■ Satellite Strategies Portfolio
■ Retirement Strategies Portfolios
■ Enhanced Dividend Global Equity Portfolio
■ Tax Advantaged Global Equity Portfolio

[1]	Ranking for Goldman Sachs Group, Inc., includes Goldman Sachs Asset Management, Private Wealth Management and Merchant Banking 2010 year-end assets. Ranked 10th in total assets worldwide. Pensions&Investments, June 2011.
[2]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[3]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.
Financial Square Fundssm is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman Donald C. Burke John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q will be available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Form N-Q, when available, may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Holdings and allocations shown are as of March 31, 2012 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2012 Goldman Sachs. All rights reserved. 73827.MF.MED.TMPL/5/2012 SSFIAR12/77K

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2012	2011	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$3,013,203	$2,473,500	Financial Statement audits.

Audit-Related Fees:

• PwC	$36,000	$30,972	Other attest services.

Tax Fees:

• PwC	$381,228	$483,335	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns. For 2011, $28,275 represents fees borne by the Funds’ adviser in relation to fees incurred as a result of fiscal year end changes.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2012	2011	Description of Services Rendered
Audit-Related Fees:

• PwC	$852,000	$1,333,000	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended March 31, 2012 and March 31, 2011 were approximately $417,228 and $514,307 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2011 and December 31, 2010 were approximately $11.6 million and $10.3 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2011 and 2010 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on June 3, 2010 for its Short Duration and Government Fixed Income Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	June 4, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	June 4, 2012

By:	/s/ George F. Travers

George F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	June 4, 2012